UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, NW
Washington, D.C. 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: September 30, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	September 30, 2008

Short Duration and Government Fixed Income
Enhanced Income Fund
Government Income Fund
Inflation Protected Securities Fund
Short Duration Government Fund
Ultra-Short Duration Government Fund

Goldman Sachs Short Duration and Government
Fixed Income Funds

■	GOLDMAN SACHS ENHANCED INCOME FUND

■	GOLDMAN SACHS GOVERNMENT INCOME FUND

■	GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

■	GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

■	GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Principal Investment Strategies and Risks

The Enhanced Income Fund invests primarily in a portfolio of fixed income government securities, including non-mortgage securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises, corporate notes and commercial paper and fixed and floating rate asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund is not a money market fund. Investors in this Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund may invest in foreign securities, which may be more volatile and less liquid than its investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

The Government Income Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures. Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

The Inflation Protected Securities Fund invests primarily in inflation protected securities of varying maturities issued by the U.S. Treasury and other U.S. and non-U.S. Government agencies and corporations. The remainder of the Fund’s assets may be invested in other fixed income securities, including U.S. government securities, asset-backed securities, mortgage-backed securities, corporate securities, high yield securities and securities issued by foreign corporate and governmental issuers. Inflation protected securities are fixed income securities whose interest and principal payments are periodically adjusted according to the rate of inflation. The market value of inflation protected securities is not guaranteed, and will fluctuate in response to changes in real interest rates. Fixed income securities are subject to the risks associated with debt securities, including credit and interest rate risk. High yield, lower rated fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. Fixed income securities issued by foreign or emerging market issuers are less liquid and are subject to greater price volatility than U.S. securities and will be subject to the risks of currency fluctuations and fluctuations due to sudden economic or political developments.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

The Short Duration Government Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund is not a money market fund. Investors in this Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

The Ultra-Short Duration Government Fund invests primarily in U.S. government securities, including securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans or other mortgage-related securities, and in repurchase agreements collateralized by U.S. government securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund is not a money market fund. Investors in this Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

What Differentiates Goldman Sachs Asset
Management’s Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:
■ Assess relative value among securities and sectors

■ Leverage the vast resources of GSAM in selecting securities for each portfolio

■ Team approach to decision making

■ Manage risk by avoiding significant sector and interest rate bets

■ Careful management of yield curve strategies — while closely managing portfolio duration

 Fixed Income portfolios that:
■ Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

■ Capitalize on GSAM’s industry-renowned credit research capabilities

■ Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

PORTFOLIO RESULTS

Enhanced Income Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs Enhanced Income Fund (the “Fund”) during the six-month reporting period that ended September 30, 2008.

Performance Review

Over the six-month period that ended September 30, 2008, the Fund’s Class A, B, Institutional, and Administration Shares generated cumulative total returns of –0.31%, –0.58%, –0.14%, and –0.16%, respectively. These returns compare to the 1.24% and 0.87% cumulative total returns of the Fund’s benchmarks, the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index, respectively, over the same time period.

Volatility, along with generally wider sector spreads, detracted from the Fund’s performance versus its benchmarks over the six-month period, particularly in the month of September. Overall, the Fund’s term structure positioning (i.e., its positioning relative to our interest rate expectations) had a slightly positive impact on performance. We believed that emergency policy responses (see below) were more likely to be fiscal in nature, but expected that there would also be monetary easing. At the cross-sector level, the Fund’s exposure (i.e., we held securities not represented in the benchmark indexes) to the corporate sector detracted from relative performance. In addition, overweight exposure to the asset-backed sector hurt performance as sector spreads widened. At the security level, our selection of corporate bonds within the financial sub-sector was a negative contributor to performance.

Market Review

During the reporting period, the global financial crisis reached historic proportions, rapidly spreading to the overall economy, prompting a historic response from policymakers. The month of September proved to be a turning point for the global financial markets. During September, the U.S. government seized mortgage giants Fannie Mae and Freddie Mac, helped to keep American International Group (“AIG”) solvent, announced the creation of a program designed to provide insurance for Money Market funds, passed the $700 billion Troubled Asset Recovery Program (“TARP”) and created a program through which the Federal Reserve Board (the “Fed”) will purchase commercial paper outright, among many other measures. Arguably the most pivotal event, the Lehman Brothers bankruptcy filing, led to historically wide spreads in the corporate sector, with the financial sub-sector leading the way. Yields on U.S. Treasuries rose during the six-month period, as rising food and energy prices triggered inflationary fears. With the exception of the mortgage sector, spread sectors experienced a dramatic widening as the financial system was shaken to its core.

Looking back, after improving in April, market sentiment took a turn for the worse in May and June, putting renewed pressure on all risky assets. A number of factors weighed on the mortgage market in the latter part of the second quarter, including renewed macroeconomic concerns, continued declines in home prices, weakening in the broader financial system and quarter-end balance sheet pressures. Non-agency mortgage spreads finished the second quarter tighter, as the sector rallied in April and May in response to improved financing and liquidity conditions. After reaching historic wide levels in August, agency mortgage spreads tightened in response to the government’s takeover of the government-sponsored enterprises (“GSEs”) on September 7. Agency mortgage passthrough spreads rallied, tightening close to 50 basis points the day following the

PORTFOLIO RESULTS

announcement. However, spreads then reversed course, moving wider toward the end of the third quarter, as extreme stress in money markets and heightened liquidity concerns weighed on the market.

As the third quarter came to a close, fundamentals in the housing market continued to deteriorate, with the S&P/Case-Shiller housing indices reaching record annual declines, but with some signs of a slowdown in the quarterly rates of decline. In addition, within the non-agency mortgage market, credit performance continued to deteriorate across sectors. Risk premiums in the non-agency mortgage market remained elevated, and the outlook for the sector remained volatile due to a number of factors, including concerns around housing and economic conditions, ratings uncertainty and delinquency and performance trends.

We expect that US economic growth will be negative in the coming quarters. Inflation is in retreat with oil prices down more than 25% from the highs seen in July and inflation expectations likely to give way to deflation concerns as global growth slows. However, we do not see deflation as a significant threat, due largely to policymakers’ extraordinary response to the financial crisis.

INVESTMENT OBJECTIVE

The Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity. It is important to note that the Fund is not a money market fund and its net asset value will fluctuate.

Portfolio Composition

Within our sector exposures, we continue to emphasize shorter-term, higher quality securities that we believe offer an attractive yield advantage. The Fund continues to hold a significant position in short-term quasi-government securities, specifically agency debentures. Our allocation to short-term investments, or cash, decreased over the period. Within the corporate sector, we slightly decreased our overweight to financials as spreads widened significantly. We continue to look for attractive security selection opportunities to emerge in the mortgage sector as the GSE federal takeover and TARP take effect.

Since the conclusion of the reporting period ended September 30, 2008, we have continued to experience periods of extreme volatility in the financial markets. In particular, continued deleveraging, a lack a liquidity and uncertainty regarding the economy have led to increased investor risk aversion. Despite these challenges, we continue to follow our investment approach that includes actively managing the Fund’s portfolios within a research-intensive, risk-managed framework. We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Management Team

October 22, 2008

FUND BASICS

Enhanced Income Fund
as of September 30, 2008

PERFORMANCE REVIEW

		Six-Month	One-Year	9-Month	30-Day
	Fund Total Return	U.S. Treasury	U.S. Treasury	Treasury	Standardized
April 1, 2008–September 30, 2008	(based on NAV)[1]	Bill Index[2]	Note Index[2]	Composite Index[3]	Yield[4]

Class A	-0.31%	1.24%	0.87%	1.06%	3.10%
Class B	-0.58	1.24	0.87	1.06	2.38
Institutional	-0.14	1.24	0.87	1.06	3.48
Administration	-0.16	1.24	0.87	1.06	3.15

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	Effective May 31, 2008, the Fund has added the 9-month Treasury Composite Index as an additional benchmark against which to measure its performance. The 9-month Treasury Composite Index is comprised of the Six-Month U.S. Treasury Bill Index (50%) and the One-Year U.S. Treasury Note Index (50%). The Fund’s investment adviser believes that this benchmark represents a better comparison against which to measure the Fund’s performance. It is not possible to invest directly in an unmanaged index.
[4]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS5

For the period ended 9/30/08	One Year	Five Years	Since Inception	Inception Date

Class A	-0.15%	2.13%	3.00%	8/2/00
Class B	-4.38	N/A	-2.01	6/20/07
Institutional	1.74	2.82	3.58	8/2/00
Administration	1.59	2.63	3.35	8/2/00

[5]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 1% in the sixth year). Because Institutional and Administration Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS6

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.59%	0.76%
Class B	1.34	1.51
Institutional	0.25	0.42
Administration	0.50	0.67

[6]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

SECTOR ALLOCATION7

Percentage of Net Assets

[7]	The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of net assets (excluding securities lending collateral, if any.) Securities lending collateral represent 29.5% and 2.3% of the Fund’s net assets, respectively, at September 30, 2008 and March 31, 2008. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[8]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they have to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

PORTFOLIO RESULTS

Government Income Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs Government Income Fund (the “Fund”) during the six-month reporting period that ended September 30, 2008.

Performance Review

Over the six-month period that ended September 30, 2008, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares, generated cumulative total returns, without sales charges, of –0.39%, –0.69%, –0.77%, –0.22%, –0.47%, –0.33% and –0.46% respectively. These returns compare to the 0.73% cumulative total return of the Fund’s benchmark, the Lehman Brothers Government/Mortgage Index, over the same time period.

Our security selection of non-agency-backed adjustable-rate mortgages was the key detractor from the Fund’s performance during the reporting period. Despite their seniority in the capital structure and substantial amount of credit enhancement, these securities sold off significantly due to the slowdown in the housing market, illiquidity and forced selling of high quality assets by leveraged investors. Another detractor was our security selection of government-related securities. These securities performed poorly in the month of September due to volatility, coupled with risk aversion towards off-the-run (i.e., not the most currently issued bond of a particular maturity) securities. Overall, the Fund’s term structure positioning (i.e., its positioning relative to our interest rate expectations) had a positive impact on performance.

Market Review

During the reporting period, the global financial crisis reached historic proportions, rapidly spreading to the overall economy, prompting a historic response from policymakers. The month of September proved to be a turning point for the global financial markets. During September, the U.S. government seized mortgage giants Fannie Mae and Freddie Mac, helped to keep American International Group (“AIG”) solvent, announced the creation of a program designed to provide insurance for money market funds, passed the $700 billion Troubled Asset Recovery Program (“TARP”) and created a program through which the Federal Reserve Board (the “Fed”) will purchase commercial paper outright, among many other measures. Arguably the most pivotal event, the Lehman Brothers bankruptcy filing, led to historically wide spreads in the corporate sector, with the financial sub-sector leading the way. Yields on U.S. Treasuries rose during the six-month period, as rising food and energy prices triggered inflationary fears. With the exception of the mortgage sector, spread sectors experienced a dramatic widening as the financial system was shaken to its core.

Looking back, after improving in April, market sentiment took a turn for the worse in May and June, putting renewed pressure on all risky assets. A number of factors weighed on the mortgage market in the latter part of the second quarter, including renewed macroeconomic concerns, continued declines in home prices, weakening in the broader financial system and quarter-end balance sheet pressures. Non-agency mortgage spreads finished the second quarter tighter, as the sector rallied in April and May in response to improved financing and liquidity conditions. After reaching historic wide levels in August, agency mortgage spreads tightened in response to the government’s takeover of the government-sponsored enterprises (“GSEs”) on September 7. Agency mortgage passthrough spreads rallied, tightening close to 50 basis points the day following the

PORTFOLIO RESULTS

announcement. However, spreads then reversed course, moving wider toward the end of the third quarter, as extreme stress in money markets and heightened liquidity concerns weighed on the market.

As the third quarter came to a close, fundamentals in the housing market continued to deteriorate, with the S&P/Case-Shiller housing indices reaching record annual declines, but with some signs of a slowdown in the quarterly rates of decline. In addition, within the non-agency mortgage market, credit performance continued to deteriorate across sectors. Risk premiums in the non-agency mortgage market remained elevated, and the outlook for the sector remained volatile due to a number of factors, including concerns around housing and economic conditions, ratings uncertainty and delinquency and performance trends.

We expect that U.S. economic growth will be negative in the coming quarters. Inflation is in retreat with oil prices down more than 25% from the highs seen in July and inflation expectations likely to give way to deflation concerns as global growth slows. However, we do not see deflation as a significant threat, due largely to policymakers’ extraordinary response to the financial crisis.

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income, consistent with safety of principal.

Portfolio Composition

At the end of the period, we held a modest short duration bias relative to the benchmark.

We continue to focus on sectors and securities that are not highly susceptible to an economic slowdown. To take advantage of changing relative valuations, we tactically adjusted the Fund’s exposures and added value through security-specific trades. Following recent spread widening, we increased our passthrough exposure. We decreased the Fund’s allocation to municipal securities as the auction rate security market dried up. We continue to look for attractive security selection opportunities to emerge in the mortgage sector as the GSE federal takeover and TARP take effect.

Since the conclusion of the reporting period ended September 30, 2008, we have continued to experience periods of extreme volatility in the financial markets. In particular, continued deleveraging, a lack a liquidity and uncertainty regarding the economy have led to increased investor risk aversion. Despite these challenges, we continue to follow our investment approach that includes actively managing the Fund’s portfolios within a research-intensive, risk-managed framework. We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

October 22, 2008

FUND BASICS

Government Income Fund
as of September 30, 2008

PERFORMANCE REVIEW

	Fund Total Return	Lehman Brothers Govt./	30-Day
April 1, 2008–September 30, 2008	(based on NAV)[1]	Mortgage Index[2]	Standardized Yield[3]

Class A	-0.39%	0.73%	4.27%
Class B	-0.69	0.73	3.71
Class C	-0.77	0.73	3.71
Institutional	-0.22	0.73	4.82
Service	-0.47	0.73	4.31
Class IR	-0.33	0.73	4.68
Class R	-0.46	0.73	4.22

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers Government/Mortgage Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 9/30/08	One Year	Five Years	Ten Years	Since Inception		Inception Date

Class A	-0.55%	2.55%	4.22%	5.46%		2/10/93
Class B	-1.75	2.33	3.91	4.89		5/1/96
Class C	2.35	2.74	3.91	4.55		8/15/97
Institutional	4.47	3.89	5.10	5.73		8/15/97
Service	3.95	3.38	4.56	5.67	[5]	2/10/93
Class IR	N/A	N/A	N/A	1.52		11/30/07
Class R	N/A	N/A	N/A	1.18		11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years), and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
[5]	Performance data for Service Shares prior to 8/15/97 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares in the Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.92%	1.00%
Class B	1.67	1.75
Class C	1.67	1.75
Institutional	0.58	0.66
Service	1.08	1.16
Class IR	0.67	0.75
Class R	1.17	1.25

[5]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

SECTOR ALLOCATION6

Percentage of Net Assets

[6]	The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of net assets (excluding securities lending collateral, if any.) Securities lending collateral represent 5.3% and 3.7% of the Fund’s net assets, respectively, at September 30, 2008 and March 31, 2008. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	“Federal Agencies” are mortgage backed securities that consist of Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they have to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

PORTFOLIO RESULTS

Inflation Protected Securities Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs Inflation Protected Securities Fund (the “Fund”) during the six-month reporting period that ended September 30, 2008.

Performance Review

Over the six-month period that ended September 30, 2008, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of –4.10%, –4.54%, –3.93%, –3.98% and –4.21%, respectively. These returns compare to the –3.81% cumulative total return of the Fund’s benchmark, the Lehman Brothers U.S. TIPS Index, over the same time period.

The Fund’s underperformance versus the benchmark was largely the result of our Treasury Inflation Protected Securities (“TIPS”) selection. Against the backdrop of high and rising commodity prices, break-evens (the difference between yield on a comparable fixed-rate bond and yield on an inflation-linked bond) remained at elevated levels throughout the period. However, during the extreme flight to quality in the month of September, TIPS underperformed nominal Treasuries as investors shunned everything but the most very liquid assets. Specifically, we were overweight 20-year TIPS as we had expected higher commodity prices to work their way through the broader economy. However, this did not occur as commodity prices subsequently moved sharply lower.

Market Review

During the reporting period, the global financial crisis reached historic proportions, rapidly spreading to the overall economy, prompting a historic response from policymakers. The month of September proved to be a turning point for the global financial markets. During September, the U.S. government seized mortgage giants Fannie Mae and Freddie Mac, helped to keep American International Group (“AIG”) solvent, announced the creation of a program designed to provide insurance for money market funds, passed the $700 billion Troubled Asset Recovery Program (“TARP”) and created a program through which the Federal Reserve Board (the “Fed”) will purchase commercial paper outright, among many other measures. Arguably the most pivotal event, the Lehman Brothers bankruptcy filing, led to historically wide spreads in the corporate sector, with the financial sub-sector leading the way. Yields on U.S. Treasuries rose during the six-month period, as rising food and energy prices triggered inflationary fears. With the exception of the mortgage sector, spread sectors experienced a dramatic widening as the financial system was shaken to its core.

Looking back, after improving in April, market sentiment took a turn for the worse in May and June, putting renewed pressure on all risky assets. A number of factors weighed on the mortgage market in the latter part of the second quarter, including renewed macroeconomic concerns, continued declines in home prices, weakening in the broader financial system and quarter-end balance sheet pressures. Non-agency mortgage spreads finished the second quarter tighter, as the sector rallied in April and May in response to improved financing and liquidity conditions. After reaching historic wide levels in August, agency mortgage spreads tightened significantly in response to the government’s takeover of the government-sponsored enterprises (“GSEs”) on September 7. Agency mortgage passthrough spreads rallied, tightening close to 50 basis points the day following the announcement. However, spreads then reversed course, moving wider toward the end of the third quarter, as extreme stress in money markets and heightened liquidity concerns weighed on the market.

PORTFOLIO RESULTS

As the third quarter came to a close, fundamentals in the housing market continued to deteriorate, with the S&P/Case-Shiller housing indices reaching record annual declines, but with some signs of a slowdown in the quarterly rates of decline. In addition, within the non-agency mortgage market, credit performance continued to deteriorate across sectors. Risk premiums in the non-agency mortgage market remained elevated, and the outlook for the sector remained volatile due to a number of factors, including concerns around housing and economic conditions, ratings uncertainty and delinquency and performance trends.

We expect that U.S. economic growth will be negative in the coming quarters. Inflation is in retreat with oil prices down more than 25% from the highs seen in July and inflation expectations likely to give way to deflation concerns as global growth slows. However, we do not see deflation as a significant threat, due largely to policymakers’ extraordinary response to the financial crisis.

INVESTMENT OBJECTIVE

The Fund seeks real return consistent with preservation of capital. Real return is the return on an investment adjusted for inflation.

Portfolio Composition

The Fund invests primarily in inflation-protected securities of varying maturities issued by the U.S. Treasury and other U.S. and non-U.S. government agencies and corporations. The Fund can also diversify its portfolio by investing in other fixed income securities such as U.S. government, asset-backed, mortgage-backed, corporate securities and high yield, as well as securities issued by foreign corporate and government issuers.

Inflation protected securities are income-generating instruments whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied daily to the principal of the bond, follows a designated inflation index, such as the Consumer Price Index for Urban Consumers (“CPIU”). The Fund can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment.

Because of this inflation adjustment feature, inflation protected bonds typically have lower yields than conventional fixed-rate bonds.

Since the conclusion of the reporting period ended September 30, 2008, we have continued to experience periods of extreme volatility in the financial markets. In particular, continued deleveraging, a lack a liquidity and uncertainty regarding the economy have led to increased investor risk aversion. Despite these challenges, we continue to follow our investment approach that includes actively managing the Fund’s portfolios within a research-intensive, risk-managed framework. We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

October 22, 2008

FUND BASICS

Inflation Protected Securities Fund
as of September 30, 2008

PERFORMANCE REVIEW

	Fund Total Return	Lehman Brothers	30-Day
April 1, 2008–September 30, 2008	(based on NAV)[1]	U.S. TIPS Index[2]	Standardized Yield[3]

Class A	-4.10%	-3.81%	7.47%
Class C	-4.54	-3.81	7.05
Institutional	-3.93	-3.81	8.19
Class IR	-3.98	-3.81	8.05
Class R	-4.21	-3.81	7.59

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Lehman Brothers U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity, and, as a portion of the index, total a minimum amount outstanding of 100 million U.S. dollars. Individuals cannot invest directly in an index.

[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 9/30/08	One Year	Since Inception	Inception Date

Class A	1.48%	2.45%	8/31/07
Class C	4.78	6.36	8/31/07
Institutional	7.06	7.52	8/31/07
Class IR	N/A	1.76	11/30/07
Class R	N/A	1.36	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.67%	3.31%
Class C	1.42	4.06
Institutional	0.33	2.97
Class IR	0.42	3.06
Class R	0.92	3.56

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

SECTOR ALLOCATION6

Percentage of Net Assets

[6]	The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of net assets (excluding securities lending collateral, if any.) Securities lending collateral represent 31.2% and 28.4% of the Fund’s net assets, respectively, at September 30, 2008 and March 31, 2008. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	“U.S. Treasury Obligations” percentages are grouped by effective maturity. The weighted average maturity is 8.7 and 8.5 years, respectively.

PORTFOLIO RESULTS

Short Duration Government Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs Short Duration Government Fund (the “Fund”) during the six-month reporting period that ended September 30, 2008.

Performance Review

Over the six-month period that ended September 30, 2008, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of 1.19%, 0.89%, 0.92%, 1.36%, 1.21% and 1.32%, respectively. These returns compare to the 0.95% cumulative total return of the Fund’s benchmark, the Two-Year U.S. Treasury Note Index, over the same time period.

Our security selection of agency-backed adjustable-rate mortgages was the key contributor to the Fund’s performance during the reporting period. In particular, certain of the Fund’s Fannie Mae and Freddie Mac adjustable-rate mortgage (“ARM”) holdings performed well in the month of September following the U.S. government’s takeover of these entities.

Overall, the Fund’s term structure positioning (i.e., its positioning relative to our interest rate expectations) also had a positive impact on its relative performance. More specifically, the Fund’s underweight position in the two-year portion of the U.S. Treasury yield curve helped performance as their yields rose over the reporting period.

Market Review

During the reporting period, the global financial crisis reached historic proportions, rapidly spreading to the overall economy, prompting a historic response from policymakers. The month of September proved to be a turning point for the global financial markets. During September, the U.S. government seized mortgage giants Fannie Mae and Freddie Mac, helped to keep American International Group (“AIG”) solvent, announced the creation of a program to provide insurance for money market funds, passed the $700 billion Troubled Asset Recovery Program (“TARP”) and created a program through which the Federal Reserve Board (the “Fed”) will purchase commercial paper outright, among many other measures. Arguably the most pivotal event, the Lehman Brothers bankruptcy filing, led to historically wide spreads in the corporate sector, with the financial sub-sector leading the way. Yields on U.S. Treasuries rose during the six-month period, as rising food and energy prices triggered inflationary fears. With the exception of the mortgage sector, spread sectors experienced a dramatic widening as the financial system was shaken to its core.

Looking back, after improving in April, market sentiment took a turn for the worse in May and June, putting renewed pressure on all risky assets. A number of factors weighed on the mortgage market in the latter part of the second quarter, including renewed macroeconomic concerns, continued declines in home prices, weakening in the broader financial system and quarter-end balance sheet pressures. Non-agency mortgage spreads finished the second quarter tighter, as the sector rallied in April and May in response to improved financing and liquidity conditions. After reaching historic wide levels in August, agency mortgage spreads tightened significantly in response to the government’s takeover of the government-sponsored enterprises (“GSEs”) on September 7. Agency mortgage passthrough spreads rallied, tightening close to 50 basis points the day following the announcement. However, spreads then reversed course, moving wider toward the end of

PORTFOLIO RESULTS

the third quarter, as extreme stress in money markets and heightened liquidity concerns weighed on the market.

As the third quarter came to a close, fundamentals in the housing market continued to deteriorate, with the S&P/Case-Shiller housing indices reaching record annual declines, but with some signs of a slowdown in the quarterly rates of decline. In addition, within the non-agency mortgage market, credit performance continued to deteriorate across sectors. Risk premiums in the non-agency mortgage market remained elevated, and the outlook for the sector remained volatile due to a number of factors, including concerns around housing and economic conditions, ratings uncertainty and delinquency and performance trends.

We expect that US economic growth will be negative in the coming quarters. Inflation is in retreat with oil prices down more than 25% from the highs seen in July and inflation expectations likely to give way to deflation concerns as global growth slows. However, we do not see deflation as a significant threat, due largely to policymakers’ extraordinary response to the financial crisis.

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

Portfolio Composition

At the end of the period, we held a modest short duration bias relative to the benchmark. We continue to focus on sectors and securities that we believe are not highly susceptible to an economic slowdown. Within mortgages, we favor higher quality securities that can withstand a significant weakness in the housing market.

As valuations changed over the period, we tactically adjusted the Fund’s exposures to take advantage of changing relative opportunities within the market. We modestly decreased the Fund’s allocation to agencies, ARMs and passthrough mortgages. In contrast, we increased the Fund’s allocation to short-term investments, or cash equivalents.

Since the conclusion of the reporting period ended September 30, 2008, we have continued to experience periods of extreme volatility in the financial markets. In particular, continued deleveraging, a lack a liquidity and uncertainty regarding the economy have led to increased investor risk aversion. Despite these challenges, we continue to follow our investment approach that includes actively managing the Fund’s portfolios within a research-intensive, risk-managed framework. We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

October 22, 2008

FUND BASICS

Short Duration Government Fund
as of September 30, 2008

PERFORMANCE REVIEW

	Fund Total Return	Two-Year U.S.	30-Day
April 1, 2008–September 30, 2008	(based on NAV)[1]	Treasury Note Index[2]	Standardized Yield[3]

Class A	1.19%	0.95%	3.27%
Class B	0.89	0.95	2.73
Class C	0.92	0.95	2.59
Institutional	1.36	0.95	3.68
Service	1.21	0.95	3.17
Class IR	1.32	0.95	3.58

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Two-Year U.S. Treasury Note Index, as reported by Merrill Lynch, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 9/30/08	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	4.68%	3.05%	4.23%	4.62%	5/1/97
Class B	4.15	2.87	3.80	4.19	5/1/97
Class C	5.04	2.73	3.65	3.91	8/15/97
Institutional	7.20	3.88	4.83	6.03	8/15/88
Service	6.68	3.37	4.31	4.83	4/10/96
Class IR	N/A	N/A	N/A	5.04	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 2% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (2% maximum declining to 0% after three years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.88%	0.94%
Class B	1.48	1.69
Class C	1.63	1.69
Institutional	0.54	0.60
Service	1.04	1.10
Class IR	0.63	0.69

[5]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

SECTOR ALLOCATION6

Percentage of Net Assets

[6]	The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of net assets (excluding securities lending collateral, if any.) Securities lending collateral represent 14.2% and 9.3% of the Fund’s net assets, respectively, at September 30, 2008 and March 31, 2008. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	“Federal Agencies” are mortgage backed securities that consist of Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they have to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

PORTFOLIO RESULTS

Ultra-Short Duration Government Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs Ultra-Short Duration Government Fund (the “Fund”) during the six-month reporting period that ended September 30, 2008.

Performance Review

Over the six-month period that ended September 30, 2008, the Fund’s Class A, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of 0.36%, 0.64%, 0.27% and 0.48%, respectively. These returns compare to the 1.24% and 0.87% cumulative total returns of the Fund’s benchmarks, the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index, respectively, over the same time period.

Periods of extreme volatility, coupled with generally wider sector spreads detracted from the Fund’s performance versus its benchmarks over the six-month period, particularly in the month of September. Overall, the Fund’s term structure positioning (i.e., its positioning relative to our interest rate expectations) had a slightly positive impact on performance. We believed that emergency policy responses (see below) were more likely to be fiscal in nature, but expected that there would also be monetary easing. At the cross-sector level, the portfolio’s exposure (i.e., we held securities not represented in the benchmarks) to the mortgage sector, specifically agencies, contributed positively to performance. However, these positive factors were not enough to offset our security selection of mortgage-related asset-backed securities during the period.

Market Review

During the reporting period, the global financial crisis reached historic proportions, rapidly spreading to the overall economy, prompting a historic response from policymakers. The month of September proved to be a turning point for the global financial markets. During September, the U.S. government seized mortgage giants Fannie Mae and Freddie Mac, helped to keep American International Group (“AIG” ) solvent, announced the creation of a program designed to provide insurance for money market funds, passed the $700 billion Troubled Asset Recovery Program (“TARP”) and created a program through which the Federal Reserve Board (the “Fed”) will purchase commercial paper outright, among many other measures. Arguably the most pivotal event, the Lehman Brothers bankruptcy filing, led to historically wide spreads in the corporate sector, with the financial sub-sector leading the way. Yields on U.S. Treasuries rose during the six-month period, as rising food and energy prices triggered inflationary fears. With the exception of the mortgage sector, spread sectors experienced a dramatic widening as the financial system was shaken to its core.

Looking back, after improving in April, market sentiment took a turn for the worse in May and June, putting renewed pressure on all risky assets. A number of factors weighed on the mortgage market in the latter part of the second quarter, including renewed macroeconomic concerns, continued declines in home prices, weakening in the broader financial system and quarter-end balance sheet pressures. Non-agency mortgage spreads finished the second quarter tighter, as the sector rallied in April and May in response to improved financing and liquidity conditions. After reaching historic wide levels in August, agency mortgage spreads tightened in response to the government’s takeover of the government-sponsored enterprises (“GSEs”) on September 7. Agency mortgage passthrough spreads rallied, tightening close to 50 basis points the day following the

PORTFOLIO RESULTS

announcement. However, spreads then reversed course, moving wider toward the end of the third quarter, as extreme stress in money markets and heightened liquidity concerns weighed on the market.

As the third quarter came to a close, fundamentals in the housing market continued to deteriorate, with the S&P/Case-Shiller housing indices reaching record annual declines, but with some signs of a slowdown in the quarterly rates of decline. In addition, within the non-agency mortgage market, credit performance continued to deteriorate across sectors. Risk premiums in the non-agency mortgage market remained elevated, and the outlook for the sector remained volatile due to a number of factors, including concerns around housing and economic conditions, ratings uncertainty and delinquency and performance trends.

We expect that US economic growth will be negative in the coming quarters. Inflation is in retreat with oil prices down more than 25% from the highs seen in July and inflation expectations likely to give way to deflation concerns as global growth slows. However, we do not see deflation as a significant threat, due largely to policymakers’ extraordinary response to the financial crisis.

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income, consistent with low volatility of principal.

Portfolio Composition

Over the period, we continued to focus on security selection and subsector strategies across the collateralized and government sectors. At the end of the period, the Fund held a neutral duration position versus the benchmarks as we believe a slowdown in global growth appears imminent.

Within mortgages, our primary exposures were within high quality non-agency adjustable-rate mortgages (“ARMs”) and passthrough mortgages. We tactically adjusted the Fund’s collateralized and government exposures to take advantage of changing relative opportunities. In the current market we favor higher quality securities that can withstand a significant slowdown in the housing market.

Since the conclusion of the reporting period ended September 30, 2008, we have continued to experience periods of extreme volatility in the financial markets. In particular, continued deleveraging, a lack a liquidity and uncertainty regarding the economy have led to increased investor risk aversion. Despite these challenges, we continue to follow our investment approach that includes actively managing the Fund’s portfolios within a research-intensive, risk-managed framework. We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

October 22, 2008

FUND BASICS

Ultra-Short Duration Government Fund
as of September 30, 2008

PERFORMANCE REVIEW

		Six-Month	One-Year	9-Month	30-Day
	Fund Total Return	U.S. Treasury	U.S. Treasury	Treasury	Standardized
April 1, 2008–September 30, 2008	(based on NAV)[1]	Bill Index[2]	Note Index[2]	Composite Index[3]	Yield[4]

Class A	0.36%	1.24%	0.87%	1.06%	3.66%
Institutional	0.64	1.24	0.87	1.06	4.06
Service	0.27	1.24	0.87	1.06	3.56
Class IR	0.48	1.24	0.87	1.06	3.96

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	Effective May 31, 2008, the Fund has added the 9-month Treasury Composite Index as an additional benchmark against which to measure its performance. The 9-month Treasury Composite Index is comprised of the Six-Month U.S. Treasury Bill Index (50%) and the One-Year U.S. Treasury Note Index (50%). The Fund’s investment adviser believes that this benchmark represents a better comparison against which to measure the Fund’s performance. It is not possible to invest directly in an unmanaged index.
[4]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS5

For the period ended 9/30/08	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-0.55%	2.39%	3.33%	3.96%	5/15/95
Institutional	1.40	3.05	3.90	4.53	7/17/91
Service	0.89	2.57	3.39	3.61	3/27/97
Class IR	N/A	N/A	N/A	0.68	11/30/07

[5]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS6

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.83%	0.87%
Institutional	0.49	0.53
Service	0.99	1.03
Class IR	0.58	0.62

[6]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

SECTOR ALLOCATION7

Percentage of Net Assets

[7]	The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of net assets (excluding securities lending collateral, if any.) Securities lending collateral represent 21.3% and 4.9% of the Fund’s net assets, respectively, at September 30, 2008 and March 31, 2008. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[8]	“Federal Agencies” are mortgage backed securities that consist of Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[9]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they have to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments
September 30, 2008 (Unaudited)

	Principal	Interest	Maturity
	Amount	Rate	Date	Value

Corporate Bonds – 21.0%

	Banks – 5.7%
	Bank of America Corp.
$	$975,000	7.400%	01/15/11	$955,117
	Citigroup, Inc.
	1,050,000	4.125	02/22/10	969,011
	325,000	5.250	02/27/12	287,871
	JPMorgan Chase & Co.
	725,000	6.500	01/15/09	721,255
	1,550,000	7.875	06/15/10	1,580,735
	Keybank National Association
	450,000	7.300	05/01/11	408,989
	Kreditanstalt fuer Wiederaufbau MTN(a)
	7,200,000	3.050	11/07/09	7,092,360
	National Australia Bank Ltd.(a)
	875,000	8.600	05/19/10	916,116
	Union Planters Corp.
	1,125,000	7.750	03/01/11	1,049,609
	Wachovia Bank NA
	250,000	5.800	12/01/08	247,416
	Wells Fargo & Co.
	400,000	4.375	01/31/13	367,689
	Wells Fargo Bank NA
	525,000	7.550	06/21/10	543,052

				15,139,220

	Brokerage – 0.5%
	Credit Suisse First Boston Mortgage Securities, Inc.
	250,000	4.125	01/15/10	247,311
	Morgan Stanley & Co.
	1,350,000	5.050	01/21/11	972,088

				1,219,399

	Captive Financial – 0.7%
	American Express Centurion Bank
	1,250,000	5.200	11/26/10	1,158,919
	Caterpillar Financial Services Corp.
	725,000	4.850	12/07/12	705,676

				1,864,595

	Construction Machinery – 0.8%
	John Deere Capital Corp.
	2,000,000	5.400	04/07/10	2,033,436

	Electric(a) – 0.3%
	Pacific Gas & Electric Co.
	725,000	4.200	03/01/11	708,325

	Energy(a) – 0.1%
	Conoco Funding Co.
	275,000	6.350	10/15/11	284,797

	Food and Beverage(a) – 0.5%
	Kellogg Co.
	1,375,000	5.125	12/03/12	1,371,080

	Health Care Services(a) – 0.5%
	UnitedHealth Group, Inc.
	1,400,000	5.125	11/15/10	1,409,750

	Life Insurance – 5.7%
	AXA Financial, Inc.(a)
	$2,125,000	7.750	08/01/10	2,226,256
	Genworth Financial, Inc.
	1,550,000	5.231	05/16/09	1,316,506
	ING Security Life Institutional Funding(b)
	2,500,000	4.250	01/15/10	2,477,125
	Monumental Global Funding II(b)
	800,000	3.900	06/15/09	788,726
	750,000	4.375	07/30/09	740,335
	Nationwide Life Global Funding I(b)
	1,175,000	5.450	10/02/12	1,176,651
	Principal Financial Group Australia(a)(b)
	550,000	8.200	08/15/09	557,780
	Protective Life Secured Trusts
	350,000	3.700	11/24/08	349,089
	Prudential Financial, Inc.
	3,625,000	5.800	06/15/12	3,612,646
	TIAA Global Markets, Inc.(a)(b)
	1,900,000	5.125	10/10/12	1,934,793

				15,179,907

	Media(a) – 0.4%
	The Walt Disney Co.
	1,100,000	4.700	12/01/12	1,094,600

	Noncaptive-Financial – 2.6%
	American General Finance Corp.
	1,500,000	4.875	05/15/10	933,023
	1,000,000	4.000	03/15/11	450,000
	Countrywide Home Loans, Inc.
	1,025,000	4.000	03/22/11	896,875
	General Electric Capital Corp.
	550,000	4.125	09/01/09	538,569
	1,400,000	5.200	02/01/11	1,355,872
	HSBC Finance Corp.
	2,825,000	4.125	11/16/09	2,768,280

				6,942,619

	Real Estate Investment Trust(a) – 1.2%
	Simon Property Group LP
	1,522,000	4.875	03/18/10	1,502,661
	Westfield Capital Corp. Ltd.(b)
	1,825,000	4.375	11/15/10	1,776,820

				3,279,481

	Wireless Telecommunications(a) – 0.3%
	Vodafone Group PLC
	575,000	7.750	02/15/10	592,641
	200,000	5.350	02/27/12	196,141

				788,782

	Wirelines Telecommunications – 1.7%
	Ameritech Capital Funding
	375,000	6.250	05/18/09	381,134
	AT&T, Inc.(a)
	1,375,000	4.125	09/15/09	1,371,579

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

	Principal	Interest		Maturity
	Amount	Rate		Date	Value

Corporate Bonds – (continued)
	Wirelines Telecommunications – (continued)

	Deutsche Telekom International Finance BV
$	$1,500,000	8.500%		06/15/10	$1,557,120
	Verizon Global Funding Corp.(a)
	1,225,000	7.250		12/01/10	1,274,723

					4,584,556

	TOTAL CORPORATE BONDS
	(Cost $58,438,933)				$55,900,547

Agency Debentures – 26.8%

	FHLB
	$12,000,000	5.250%		01/16/09	$12,072,336
	4,600,000	3.625	(c)	09/16/11	4,600,860
	FHLMC
	5,500,000	0.000	(d)	02/02/09	5,444,114
	9,000,000	5.250		06/04/10	9,136,251
	6,000,000	3.200		06/10/10	5,975,508
	FNMA
	13,600,000	0.000	(c)(d)	02/23/09	13,438,405
	13,600,000	0.000	(c)(d)	02/24/09	13,437,290
	4,100,000	5.080		05/14/10	4,153,558
	3,100,000	5.500		07/09/10	3,121,539

	TOTAL AGENCY DEBENTURES
	(Cost $71,359,368)				$71,379,861

Asset-Backed Securities – 9.2%

	Autos – 5.5%
	AmeriCredit Automobile Receivables Trust Series 2005-DA, Class A3
	$144,276	4.870%		12/06/10	$142,525
	AmeriCredit Automobile Receivables Trust Series 2006-AF, Class A3
	904,265	5.560		09/06/11	899,556
	Banc of America Securities Auto Trust Series 2006-G1, Class A3
	252,433	5.180		06/18/10	251,092
	Capital Auto Receivables Asset Trust Series 2007-3, Class A3A
	2,000,000	5.020		09/15/11	1,975,244
	Capital One Auto Finance Trust Series 2006-A, Class A3
	683,266	5.330		11/15/10	680,004
	Capital One Prime Auto Receivables Trust Series 2007-2, Class A3
	2,000,000	4.890		01/17/12	1,949,840
	Chase Manhattan Auto Owner Trust Series 2006-B, Class A4
	625,000	5.110		04/15/14	615,750
	Daimler Chrysler Auto Trust Series 2006-D, Class A3
	397,416	4.980		02/08/11	396,478
	Harley-Davidson Motorcycle Trust Series 2006-2, Class A2
	698,867	5.350		03/15/13	685,145
	Household Automotive Trust Series 2005-2, Class A3
	52,617	4.370		05/17/10	52,419

Asset-Backed Securities – (continued)

	Autos – (continued)
	Long Beach Auto Receivables Trust Series 2006-A, Class A4
	2,500,000	5.500		05/15/13	2,432,570
	National City Auto Receivables Trust Series 2004-A, Class A4
	56,516	2.880		05/15/11	56,497
	Nissan Auto Receivables Owner Trust Series 2006-B, Class A3
	86,948	5.160		02/15/10	87,138
	Nissan Auto Receivables Owner Trust Series 2007-B, Class A3
	1,500,000	5.030		05/16/11	1,497,520
	USAA Auto Owner Trust Series 2007-2, Class A3
	2,500,000	4.900		02/15/12	2,481,960
	World Omni Auto Receivables Trust Series 2005-A, Class A4
	327,751	3.820		11/14/11	327,476

					14,531,214

	Credit Card – 3.2%
	Bank of America Credit Card Trust Series 2006-A16, Class A16
	425,000	4.720		05/15/13	418,357
	Capital One Multi-Asset Execution Trust Series 2007-A9, Class A9
	5,600,000	4.950		08/15/12	5,576,778
	Chase Issuance Trust Series 2007-A15, Class A
	2,500,000	4.960		09/17/12	2,482,481

					8,477,616

	Home Equity(e) – 0.3%
	Aegis Asset Backed Securities Trust Series 2006-1, Class A1
	132,533	3.287		01/25/37	128,122
	Amresco Residential Securities Mortgage Loan Trust Series 1998-2, Class M1F
	39,925	6.745		06/25/28	31,660
	Centex Home Equity Series 2004-D, Class MV3
	614,986	4.207		09/25/34	492,516
	Countrywide Asset-Backed Certificates Series 2006-20, Class 2A1
	172,212	3.257		04/25/47	163,386
	Morgan Stanley ABS Capital I Series 2004-HE4, Class M3
	77,877	4.707		05/25/34	18,709

					834,393

	Manufactured Housing – 0.1%
	CNH Equipment Trust Series 2006-A, Class A3
	261,910	5.200		08/16/10	262,172
	Lehman ABS Manufactured Housing Contract Series 2001-B, Class A3
	103,727	4.350		05/15/14	85,553

					347,725

	Student Loan(b) – 0.1%
	GCO Slims Trust Series 2006-1A Class Note
	278,640	5.720		03/01/22	247,883

	TOTAL ASSET-BACKED SECURITIES
	(Cost $24,926,965)				$24,438,831

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest		Maturity
Amount	Rate		Date	Value

Student Loan(b) – (continued)

Commercial Paper – 15.4%

Amstel Funding Corp.
$8,000,000	2.760%		10/15/08	$7,990,822
Citibank Credit Card Issuance Trust (Dakota Corp.)
9,000,000	2.830		11/12/08	8,969,655
Dexia Delaware LLC
8,000,000	2.750		11/12/08	7,973,773
Newport Funding Corp.
8,000,000	2.640		10/17/08	7,990,045
UBS Finance (Delaware)
8,000,000	2.760		11/12/08	7,973,727

TOTAL COMMERCIAL PAPER
(Cost $40,898,022)				$40,898,022

U.S. Treasury Obligations(c) – 26.0%

United States Treasury Bill(d)
$17,000,000	0.000	%(f)	07/30/09	$16,755,132
42,700,000	0.000		08/27/09	42,013,854
United States Treasury Inflation Protected Securities
10,325,777	3.875		01/15/09	10,297,546

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $68,930,967)				$69,066,532

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL – 98.4%
(Cost $264,554,255)				$261,683,793

	Interest
Shares	Rate			Value

Securities Lending Collateral(e) – 29.5%

State Street Navigator Securities Lending Prime Portfolio
78,494,988	2.830%			$78,494,988
(Cost $78,494,988)

TOTAL INVESTMENTS – 127.9%
(Cost $343,049,243)				$340,178,781

LIABILITIES IN EXCESS OF OTHER ASSETS – (27.9)%				(74,210,024)

NET ASSETS – 100.0%				$265,968,757

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $9,700,113, which represents approximately 3.6% of net assets as of September 30, 2008.

(c)	All or a portion of security is on loan.

(d)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2008.

(f)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

Investment Abbreviations:
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
LIBOR	—	London Interbank Offered Rate
MTN	—	Medium-Term Note

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	46	December 2008	$11,102,675	$(33,506)
Eurodollars	(26)	March 2009	(6,307,275)	(5,915)
Eurodollars	(57)	June 2009	(13,816,800)	(3,330)
Eurodollars	(101)	September 2009	(24,460,938)	5,306
Eurodollars	(101)	December 2009	(24,381,400)	20,362
Eurodollars	(101)	March 2010	(24,341,000)	11,676
Eurodollars	(41)	June 2010	(9,855,888)	(28,802)
Federal Funds	9	September 2008	3,682,513	19,046
Federal Funds	4	October 2008	1,637,881	1,775
Federal Funds	2	November 2008	819,274	1,955
2 Year U.S. Treasury Notes	264	December 2008	56,347,500	262,814
5 Year U.S. Treasury Notes	74	December 2008	8,305,344	(82,254)

TOTAL				$169,127

INTEREST RATE SWAP CONTRACTS — At September 30, 2008, the Fund had an outstanding swap contract with the following terms:

Rates Exchanged
	Notional		Payments	Payments
	Amount	Termination	received by	made by	Unrealized
Swap Counterparty	(000s)	Date	the Fund	the Fund	Loss

Deutsche Bank Securities, Inc.	$18,400	07/02/13	3 month LIBOR	4.283%	$(227,285)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – 78.4%

Collateralized Mortgage Obligations – 6.6%
Adjustable Rate Non-Agency(a) – 5.0%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$117,280	4.997%	04/25/35	$90,390
American Home Mortgage Assets Series 2006-3, Class 1A1
1,645,496	3.825	10/25/46	972,183
Banc of America Funding Corp. Series 2007-D, Class 1A5
2,300,000	3.468	06/20/47	813,834
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-05, Class 1A1
37,396	5.774	08/25/33	26,697
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-03, Class 2A1
522,068	5.077	06/25/35	403,480
Chase Mortgage Finance Corp. Series 2007-A1, Class 3A1
2,346,134	4.822	02/25/37	2,085,240
Chase Mortgage Finance Corp. Series 2007-A1, Class 5A1
811,000	4.168	02/25/37	721,170
Chase Mortgage Finance Corp. Series 2007-A1, Class 7A1
1,574,075	4.608	02/25/37	1,400,169
Countrywide Alternative Loan Trust Series 2005-38, Class A1
685,177	4.355	09/25/35	435,694
Countrywide Home Loan Trust Series 2003-37, Class 1A1
53,946	5.420	08/25/33	40,991
Countrywide Home Loan Trust Series 2004-HYB6, Class A2
184,326	4.543	11/20/34	129,956
Countrywide Home Loan Trust Series 2005-HYB4, Class 2A1
2,335,222	4.902	08/20/35	1,563,642
Countrywide Home Loan Trust Series 2006-HYB1, Class 3A1
2,418,581	5.267	03/20/36	1,547,426
CS First Boston Mortgage Securities Corp. Series 2003-AR9, Class 2A2
164,416	5.879	03/25/33	122,129
First Horizon Mortgage Pass-Through Trust Series 2004-AR6, Class 2A1
82,325	4.750	12/25/34	74,379
Harborview Mortgage Loan Trust Series 2005-10, Class 2A1A
875,857	3.340	11/19/35	564,019
Harborview Mortgage Loan Trust Series 2005-14, Class 5A1A
2,120,925	5.738	12/19/35	1,301,118
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
788,060	3.270	01/19/36	502,390
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
476,574	5.356	08/25/35	318,463
Indymac Index Mortgage Loan Trust Series 2005-AR15, Class A1
1,927,765	5.423	09/25/35	1,270,310
JPMorgan Mortgage Trust Series 2005-A4, Class 2A1
611,594	5.061	07/25/35	563,597
JPMorgan Mortgage Trust Series 2007-A1, Class 1A1
1,702,602	4.200	07/25/35	1,586,448
JPMorgan Mortgage Trust Series 2007-A1, Class 2A2
1,506,894	4.746	07/25/35	1,360,614
JPMorgan Mortgage Trust Series 2007-A1, Class 4A2
810,636	4.069	07/25/35	751,492

JPMorgan Mortgage Trust Series 2007-A1, Class 5A2
1,541,539	4.766	07/25/35	1,369,980
Lehman XS Trust Series 2007-04N, Class 3A2A
3,550,221	3.605	03/25/47	2,065,362
Luminent Mortgage Trust Series 2006-5, Class A1A
1,310,667	3.397	07/25/36	792,459
Master Adjustable Rate Mortgages Trust Series 2004-9, Class 2A1
42,717	3.587	11/25/34	25,937
MLCC Mortgage Investors, Inc. Series 2004-E, Class A2B
1,422,263	3.825	11/25/29	1,252,904
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
2,793,747	3.855	01/25/46	1,684,159
Residential Accredit Loans, Inc. Series 2005-QA10, Class A31
7,556,507	5.600	09/25/35	4,919,276
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A2
2,219,438	5.180	09/25/35	1,890,343
Sequoia Mortgage Trust Series 2004-09, Class A2
841,266	3.745	10/20/34	734,334
Structured Adjustable Rate Mortgage Loan Trust Series 2004-01, Class 3A3
46,112	5.678	02/25/34	33,493
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 1A
298,234	5.416	05/25/34	256,327
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 3A1
237,032	4.380	05/25/34	166,792
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
94,609	5.250	09/25/34	67,433
Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1
427,557	5.450	11/25/34	321,723
Structured Adjustable Rate Mortgage Loan Trust Series 2007-09, Class 1A1
10,467,436	6.000	10/25/37	6,689,435
Structured Asset Securities Corp. Series 2003-24A, Class 1A3
714,709	5.005	07/25/33	633,803
Structured Asset Securities Corp. Series 2003-34A, Class 3A3
1,106,440	4.958	11/25/33	977,988
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR3, Class A2
304,696	4.243	06/25/34	275,138
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR6, Class A1
5,584,651	5.034	04/25/35	4,880,881

			47,683,598

Interest Only(b) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-11, Class 1A2
56,511	5.500	06/25/33	1,356

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Interest Only(b) – (continued)

CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(a)
$137,137	0.000%	07/25/33	$—
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(a)
167,224	0.000	08/25/33	—
FNMA REMIC Series 2004-47, Class EI(a)(c)
2,866,529	0.000	06/25/34	83,334
FNMA REMIC Series 2004-62, Class DI(a)(c)
1,302,298	0.000	07/25/33	39,484
FNMA REMIC Series 2004-71, Class DI(a)(c)
2,290,726	0.000	04/25/34	78,865
FNMA Series 151, Class 2
19,788	9.500	07/25/22	4,977
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
53,685	0.120	08/25/33	267
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
22,625	0.320	07/25/33	208
Washington Mutual Mortgage Pass-Through Certificates Series 2003-AR12, Class X(a)
3,848,867	0.481	02/25/34	1,540

			210,031

Inverse Floaters(a) – 0.1%
GNMA Series 2001-48, Class SA
71,016	18.401	10/16/31	77,307
GNMA Series 2001-51, Class SA
55,726	21.718	10/16/31	67,889
GNMA Series 2001-51, Class SB
69,931	18.401	10/16/31	76,491
GNMA Series 2001-59, Class SA
62,167	18.239	11/16/24	66,435
GNMA Series 2002-13, Class SB
237,363	25.955	02/16/32	305,171

			593,293

Principal Only(d) – 0.0%
FNMA REMIC Trust Series G-35, Class N
17,303	0.000	10/25/21	14,376

Regular Floater(a) – 0.1%
BCAP LLC Trust Series 2006-RR1, Class CF
1,390,567	3.847	11/25/36	960,794
FHLMC REMIC Series 1760, Class ZB
206,351	3.230	05/15/24	195,335

			1,156,129

Sequential Fixed Rate – 1.4%
FHLMC REMIC Series 2329, Class ZA
3,830,283	6.500	06/15/31	3,961,815
FHLMC REMIC Series 2590, Class NV
2,000,000	5.000	03/15/18	1,979,730
FNMA REMIC Series 2001-53, Class GH
493,461	8.000	09/25/16	524,641

GNMA 2002-42 Class KZ
6,832,073	6.000	06/16/32	6,903,987

			13,370,173

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$63,027,600

Commercial Mortgage-Backed Securities – 3.4%
Interest Only(a)(b)(e) – 0.2%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2003-T10, Class X2
16,299,399	1.320	03/13/40	407,366
CS First Boston Mortgage Securities Corp. Series 2003-C3, Class ASP
9,430,099	1.879	05/15/38	234,949
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class X2
18,087,782	1.145	01/15/38	330,507
Prudential Commercial Mortgage Trust Series 2003-PWR1, Class X2
19,024,516	1.615	02/11/36	529,013

			1,501,835

Sequential Fixed Rate – 3.2%
Banc of America Funding Corp. Series 2007-8, Class 2A1
6,570,913	7.000	10/25/37	4,901,493
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1, Class A4
10,000,000	5.399	07/15/44	8,903,645
First Union National Bank Commercial Mortgage Trust Series 2000-C2, Class A1
9,141,059	7.202	10/15/32	9,269,294
GMAC Commercial Mortgage Securities, Inc. Series 2002-C1, Class A2
8,000,000	6.278	11/15/39	7,993,676

			31,068,108

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$32,569,943

Federal Agencies – 68.4%
Adjustable Rate FHLMC(a) – 0.9%
309,099	6.815	11/01/32	312,592
4,398,983	3.480	09/01/33	4,387,909
3,977,044	4.571	08/01/35	3,967,815

			8,668,316

Adjustable Rate FNMA(a) – 3.0%
1,012,471	4.720	11/01/32	1,025,900
1,174,885	4.819	12/01/32	1,187,808
6,227,922	4.211	05/01/33	6,212,001
93,410	4.387	06/01/33	93,029
5,549,833	4.088	10/01/33	5,495,078
4,876,370	4.429	02/01/35	4,867,619

5,674,666	4.801	09/01/35	5,693,727
4,429,071	5.240	06/01/37	4,448,816

			29,023,978

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(a) – (continued)

Adjustable Rate GNMA(a) – 0.9%
$185,873	5.375%	06/20/23	$188,439
82,405	5.625	07/20/23	83,314
84,092	5.625	08/20/23	85,019
226,268	5.625	09/20/23	228,763
63,882	5.375	03/20/24	64,391
585,516	5.375	04/20/24	592,072
68,957	5.375	05/20/24	69,876
576,696	5.375	06/20/24	584,876
312,755	5.625	07/20/24	316,732
445,521	5.625	08/20/24	451,244
141,289	5.625	09/20/24	143,017
165,596	5.125	11/20/24	165,300
141,458	5.125	12/20/24	142,143
119,625	5.375	01/20/25	120,807
56,707	5.375	02/20/25	57,076
202,476	5.375	05/20/25	204,581
142,885	5.625	07/20/25	143,217
75,786	5.375	02/20/26	76,249
3,938	5.625	07/20/26	3,945
220,454	5.375	01/20/27	221,837
71,450	5.375	02/20/27	71,883
607,283	5.375	04/20/27	613,377
69,645	5.375	05/20/27	70,492
70,452	5.375	06/20/27	71,160
22,918	5.125	11/20/27	22,853
86,149	5.125	12/20/27	85,887
186,361	5.375	01/20/28	187,455
63,943	5.250	02/20/28	64,152
71,662	5.375	03/20/28	72,091
402,482	5.625	07/20/29	402,357
150,426	5.625	08/20/29	150,450
54,240	5.625	09/20/29	54,282
186,753	5.125	10/20/29	186,006
251,756	5.125	11/20/29	250,673
60,162	5.125	12/20/29	59,922
80,984	5.250	01/20/30	81,141
40,100	5.250	02/20/30	40,177
156,323	5.250	03/20/30	156,565
255,334	5.375	04/20/30	257,518
647,502	5.375	05/20/30	653,025
64,255	5.375	06/20/30	64,789
545,124	5.625	07/20/30	545,277
81,061	5.625	09/20/30	81,075
162,717	4.875	10/20/30	161,475
329,562	5.000	03/20/32	328,558

			8,675,538

FHLMC – 14.4%
888,582	5.500	12/01/08	894,404
20,515	7.000	06/01/09	20,941
704,068	6.500	12/01/13	724,898

29,609	4.000	02/01/14	28,486
19,995	6.500	02/01/14	20,587
488,793	4.000	03/01/14	470,256
97,408	4.000	04/01/14	93,714
3,070,906	7.500	11/01/14	3,247,746
5,291	7.000	02/01/15	5,582
1,383,664	5.500	07/01/15	1,407,430
129,748	8.000	07/01/15	138,290
16,069	7.000	01/01/16	16,970
74,481	7.000	02/01/16	78,659
43,558	7.000	09/01/17	45,987
29,082	7.000	10/01/17	30,703
505,790	4.500	05/01/18	498,173
347,153	5.500	05/01/18	352,135
117,482	4.500	06/01/18	115,713
2,206,695	5.500	06/01/18	2,238,361
460,696	4.500	09/01/18	453,760
352,258	4.500	10/01/18	346,953
41,084	10.000	10/01/18	46,500
363,777	4.500	11/01/18	358,299
8,983,919	4.500	12/01/18	8,848,611
1,764,979	5.000	12/01/18	1,770,055
131,551	4.500	01/01/19	129,569
265,911	4.500	03/01/19	261,498
6,463,721	4.500	06/01/19	6,366,369
522,137	5.000	06/01/19	521,311
5,172,955	5.000	11/01/19	5,171,938
717,660	4.500	02/01/20	704,630
69,320	10.000	07/01/20	75,640
88,007	10.000	10/01/20	95,806
290,040	6.500	07/01/21	297,717
21,701	6.500	08/01/22	22,277
167,992	9.000	10/01/22	186,945
1,457,404	4.500	10/01/23	1,390,839
11,794	7.500	03/01/27	12,815
695,307	6.500	07/01/28	710,731
4,556,915	6.500	12/01/29	4,720,054
11,992	8.000	07/01/30	12,690
49,276	7.500	12/01/30	52,191
5,986	7.500	01/01/31	6,340
277,359	7.000	04/01/31	293,045
191,309	6.500	07/01/31	198,158
1,620,051	6.000	05/01/33	1,644,838
2,215,260	6.000	10/01/34	2,249,454
4,204,360	4.500	10/01/35	3,970,592
285,405	5.000	11/01/35	278,459
4,676,170	5.500	11/01/35	4,658,648
904,053	5.000	12/01/35	882,051
2,792,176	5.000	03/01/36	2,724,222
23,104,853	5.500	03/01/36	23,007,515
2,368,089	5.000	04/01/36	2,310,457
3,681,036	5.500	05/01/36	3,664,983
4,007,665	5.000	06/01/36	3,910,916
3,715,846	5.500	03/01/37	3,699,599
1,000,000	5.500	11/01/37	995,483
3,211,992	7.000	11/01/37	3,349,768

29,536,424	5.500	02/01/38	29,407,277
4,983,446	5.500	05/01/38	4,960,936

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)

$1,999,999	5.500%	06/01/38	$1,990,965

			137,189,939

FNMA – 43.0%
390,082	5.835	12/01/08	389,368
12,433	5.500	01/01/09	12,554
523	6.500	02/01/09	543
419,668	5.500	05/01/09	425,747
30,886	5.500	06/01/09	30,860
322,538	4.500	03/01/13	322,080
147,289	4.500	05/01/13	147,073
199,495	4.000	06/01/13	197,297
318,415	4.500	06/01/13	317,926
271,665	4.000	07/01/13	269,679
332,544	4.500	07/01/13	332,013
378,345	4.000	08/01/13	374,069
157,074	4.500	08/01/13	156,797
563,856	4.000	09/01/13	557,310
662,362	4.500	09/01/13	661,096
1,153,971	4.000	10/01/13	1,140,197
64,104	7.000	03/01/14	67,799
575,833	4.000	04/01/14	567,582
2,498,934	5.500	09/01/14	2,545,601
90,669	7.000	03/01/15	95,645
28,258	8.000	01/01/16	29,975
406,024	8.000	11/01/16	442,800
500,528	5.000	11/01/17	501,069
17,563,508	5.000	12/01/17	17,610,476
3,145,628	5.000	01/01/18	3,148,141
983,251	5.000	02/01/18	983,975
3,590,861	5.000	03/01/18	3,602,678
1,294,761	5.000	04/01/18	1,293,285
2,068,475	4.500	05/01/18	2,038,057
494,793	5.000	05/01/18	494,699
8,791,876	4.500	06/01/18	8,663,577
1,944,754	5.000	06/01/18	1,951,305
824,337	4.500	07/01/18	812,214
121,988	5.000	07/01/18	122,390
8,669,711	4.000	08/01/18	8,414,879
147,192	4.500	08/01/18	145,027
85,191	5.000	08/01/18	85,471
748,563	4.500	09/01/18	737,608
1,245,428	5.000	09/01/18	1,244,009
1,063,919	4.500	10/01/18	1,048,273
6,563,669	5.000	10/01/18	6,556,190
206,618	4.500	11/01/18	203,579
60,281	5.000	11/01/18	60,479
7,481,832	4.500	12/01/18	7,371,805
126,658	4.500	01/01/19	124,806
174,797	4.500	03/01/19	172,241
2,460,535	5.000	04/01/19	2,457,731
1,357,206	4.500	05/01/19	1,333,006
792,798	4.500	06/01/19	778,568
2,588,697	5.000	06/01/19	2,585,747

470,913	4.500	08/01/19	462,517
414,379	6.500	08/01/19	429,340
2,863,406	6.000	09/01/19	2,930,991
1,082,767	4.500	04/01/20	1,066,933
35,487	9.500	08/01/20	39,613
75,960	9.500	10/01/20	84,790
3,604,356	6.000	12/01/20	3,689,429
2,989,726	5.500	02/01/23	2,994,198
1,999,801	4.500	03/01/23	1,950,394
895,985	5.000	06/01/23	890,533
39,974	5.000	07/01/23	39,731
1,999,999	4.500	08/01/23	1,950,587
3,960,462	5.500	08/01/23	3,958,451
30,524	6.500	10/01/28	31,615
905,887	6.000	11/01/28	924,879
36,207	6.500	11/01/28	37,476
50,509	7.000	11/01/30	53,095
416,372	7.000	07/01/31	435,790
918,213	5.500	04/01/33	918,369
423,468	5.500	06/01/33	423,540
7,198,333	5.500	07/01/33	7,188,222
4,675,305	4.500	09/01/33	4,433,448
359,209	5.500	09/01/33	359,271
355,462	5.500	10/01/33	355,523
786,954	5.500	12/01/33	787,580
7,949,943	5.500	01/01/34	7,951,298
10,565	6.500	01/01/34	10,925
4,336,347	5.500	11/01/34	4,333,021
75,797	7.000	05/01/35	79,190
7,613,229	5.000	06/01/35	7,430,324
6,467,831	5.000	07/01/35	6,315,026
168,278	7.000	07/01/35	175,811
1,758,247	5.000	08/01/35	1,716,321
195,174	7.000	08/01/35	203,911
124,739	7.000	10/01/35	130,323
18,906,217	5.000	01/01/36	18,452,002
117,037	7.000	01/01/36	122,268
941,375	6.000	06/01/36	954,582
902,480	6.000	08/01/36	915,142
1,817,457	6.500	09/01/36	1,865,673
31,667	7.000	09/01/36	33,082
1,740,143	5.500	10/01/36	1,736,905
939,593	6.000	10/01/36	952,775
1,803,376	6.500	10/01/36	1,851,218
1,030,448	7.000	10/01/36	1,076,498
958,175	6.000	11/01/36	971,618
2,394,868	6.500	11/01/36	2,458,403
49,915	6.000	12/01/36	50,615
301,387	5.000	01/01/37	293,958
995,541	6.000	01/01/37	1,009,508
8,894,119	6.000	02/01/37	9,018,397
50,903	6.000	03/01/37	51,614
1,230,117	7.000	03/01/37	1,285,091
52,312	6.000	04/01/37	53,062
6,639,590	7.000	04/01/37	6,936,309
514,611	5.000	05/01/37	501,926

7,132,505	5.500	05/01/37	7,118,832

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest		Maturity
Amount	Rate		Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$1,408,929	5.500%		06/01/37		$1,406,228
48,699	6.000		06/01/37		49,382
1,698,638	5.500		07/01/37		1,695,382
153,557	6.000		07/01/37		155,702
3,283,844	7.000		07/01/37		3,434,918
122,862	5.000		08/01/37		119,808
938,621	6.000		08/01/37		951,736
12,220,670	7.000		08/01/37		12,782,883
812,541	7.500		08/01/37		859,889
103,006	6.000		10/01/37		104,446
2,499,936	6.500		10/01/37		2,566,257
6,687,273	7.000		10/01/37		6,994,921
20,431,083	7.500		10/01/37		21,450,141
156,861	5.500		11/01/37		156,560
51,497	6.000		11/01/37		52,217
7,079,801	6.500		11/01/37		7,266,476
4,735,117	7.000		11/01/37		4,952,957
2,697,704	7.500		11/01/37		2,853,946
993,324	5.000		12/01/37		968,628
2,793,105	5.500		12/01/37		2,787,750
906,667	6.000		12/01/37		919,336
1,674,745	7.000		12/01/37		1,751,792
8,650,815	5.500		01/01/38		8,633,566
195,145	5.500		02/01/38		194,771
146,882	6.000		02/01/38		148,925
4,819,665	5.000		03/01/38		4,699,356
1,198,011	5.500		03/01/38		1,195,595
958,368	6.000		03/01/38		971,754
1,633,493	5.000		04/01/38		1,592,718
5,971,660	5.000		05/01/38		5,822,595
964,348	5.500		05/01/38		962,403
25,919,402	6.000		05/01/38		26,281,578
13,514,463	5.000		06/01/38		13,177,113
7,621,913	5.500		06/01/38		7,606,937
11,000,000	4.500		TBA-15yr	(f)	10,705,621
16,000,000	5.500		TBA-15yr	(f)	15,955,008
20,000,000	6.000		TBA-15yr	(f)	20,256,240
12,000,000	6.500		TBA-15yr	(f)	12,303,744

					410,906,518

GNMA – 6.2%
466	9.000		08/15/16		509
299,623	7.000		12/15/27		316,246
47,040	6.500		08/15/28		49,298
546,402	6.000		01/15/29		557,011
61,985	7.000		06/15/29		65,309
294,154	7.000		10/15/29		312,685
5,835,846	5.500		12/15/32		5,861,621
10,951,442	5.000		05/15/33		10,768,006
7,412,499	5.000		06/15/33		7,293,416
23,230,973	5.000		07/15/33		22,890,485
2,847,888	5.000		09/15/33		2,800,185

5,068,699	5.000		03/15/34		4,981,422
3,345,726	5.500		06/15/34		3,358,124

					59,254,317

TOTAL FEDERAL AGENCIES					$653,718,606

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $767,776,993)					$749,316,149

Agency Debentures – 10.5%

FFCB
$10,000,000	4.200%		02/23/09		$10,043,510
11,000,000	4.450		06/11/09		11,094,248
7,000,000	7.375		02/09/10		7,385,133
9,000,000	4.750		11/06/12		9,266,373
5,100,000	4.875	(g)	12/16/15		5,228,078
10,000,000	5.050		08/01/18		10,116,560
FHLB
3,900,000	3.500		02/13/09		3,905,885
1,500,000	7.625		05/14/10		1,597,682
10,000,000	5.375	(h)	06/13/14		10,477,900
8,800,000	5.375	(g)	05/18/16		9,239,419
FNMA
5,000,000	6.625		09/15/09		5,150,384
4,200,000	5.375	(g)	06/12/17		4,403,578
New Valley Generation
3,873,049	4.929		01/15/21		3,859,981
New Valley Generation II
3,162,635	5.572		05/01/20		3,343,825
Small Business Administration
331,504	6.700		12/01/16		339,667
254,590	7.150		03/01/17		262,557
199,143	7.500		04/01/17		206,147
107,236	7.300		05/01/17		110,785
69,166	6.800		08/01/17		71,049
248,536	6.300		05/01/18		253,726
178,504	6.300		06/01/18		182,250
Tennessee Valley Authority
4,000,000	5.375		04/01/56		4,236,398

TOTAL AGENCY DEBENTURES
(Cost $99,026,781)					$100,775,135

Asset-Backed Securities – 1.5%

Home Equity – 1.5%
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1(a)
$180,832	4.470%		04/25/34		$143,287
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(e)
3,562,003	4.207		10/25/37		3,027,702
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(e)
1,120,000	4.457		10/25/37		560,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Asset-Backed Securities – (continued)
Home Equity – (continued)

CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(e)
$2,200,000	4.657%	10/25/37	$825,000
Citigroup Mortgage Loan Trust, Inc. Series 2004-OPT1, Class A2(a)
594,954	3.567	10/25/34	497,186
Countrywide Home Equity Loan Trust Series 2004-I, Class A(a)
754,899	2.778	02/15/34	436,115
Countrywide Home Equity Loan Trust Series 2005-B, Class 2A(a)
864,227	2.668	05/15/35	379,497
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
894,285	7.000	09/25/37	498,005
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
909,547	7.000	09/25/37	441,152
Household Home Equity Loan Trust Series 2007-3, Class APT(a)
3,840,467	4.388	11/20/36	2,919,354
Impac CMB Trust Series 2004-08, Class 1A(a)
420,794	3.927	10/25/34	114,286
Securitized Asset Backed Receivables LLC Trust Series 2004-OP2, Class A2(a)
21,324	3.557	08/25/34	16,919
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 1A1(a)
2,315,568	5.332	10/25/35	2,006,303
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A3(a)
2,663,319	5.594	07/25/36	2,255,193

			14,119,999

Manufactured Housing – 0.0%
Mid-State Trust Series 4, Class A
212,201	8.330	04/01/30	179,000

TOTAL ASSET-BACKED SECURITIES
(Cost $20,562,870)			$14,298,999

U.S. Treasury Obligations – 4.5%

United States Treasury Bond
$5,800,000	6.625%	02/15/27	$7,388,655
United States Treasury Inflation Protected Securities(g)
13,185,914	2.000	01/15/26	12,039,359
1,744,880	2.375	01/15/27	1,687,489
2,204,538	1.750	01/15/28	1,923,288
1,087,800	3.625	04/15/28	1,251,480

United States Treasury Note(g)
14,100,000	8.125	08/15/19	18,923,737

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $44,272,097)			$43,214,008

Municipal Bonds – 0.8%

New Jersey – 0.2%
New Jersey Economic Development Authority Series A (MBIA)
$2,000,000	7.425%	02/15/29	$2,320,660

New York – 0.6%
Sales Tax Asset Receivable Taxable Series B (FSA)
5,500,000	3.600	10/15/08	5,502,145

TOTAL MUNICIPAL BONDS
(Cost $7,500,000)			$7,822,805

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT AND SECURITIES LENDING COLLATERAL
(Cost $939,138,741)			$915,427,096

Repurchase Agreement(i) – 9.6%

Joint Repurchase Agreement Account II
$91,500,000	1.944%	10/01/08	$91,500,000

Maturity Value: $91,504,941
(Cost $91,500,000)

	Interest
Shares	Rate	Value

Securities Lending Collateral(a) – 5.3%

State Street Navigator Securities Lending Prime Portfolio
50,750,430	2.830%	$50,750,430
(Cost $50,750,430)

TOTAL INVESTMENTS – 110.6%
(Cost $1,081,389,171)		$1,057,677,526

LIABILITIES IN EXCESS OF OTHER ASSETS – (10.6)%		(101,271,980)

NET ASSETS – 100.0%		$956,405,546

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2008.

(b)	Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Security is issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(d)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $ 1,501,835, which represents approximately 0.2% of net assets as of September 30, 2008.

(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $59,220,613 which represents approximately 6.2% of net assets as of September 30, 2008.

(g)	All or a portion of security is on loan.

(h)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(i)	Joint repurchase agreement was entered into on September 30, 2008. Additional information appears on page 49.

Investment Abbreviations:
FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
FSA	—	Insured by Financial Security Assurance Co.
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
MBIA	—	Insured by Municipal Bond Investors Assurance
REMIC	—	Real Estate Mortgage Investment Conduit

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACT — At September 30, 2008, the Fund had the following forward sales contract:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date	Date	Amount	Value

FNMA (Proceeds Receivable: $37,648,438)	7.000%	TBA-15yr(f)	10/07/11	$36,000,000	$37,608,767

FUTURES CONTRACTS — At September 30, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	(71)	December 2008	$(17,136,738)	$155,045
Eurodollars	(86)	March 2009	(20,862,525)	46,725
Eurodollars	(86)	June 2009	(20,846,400)	11,250
Eurodollars	(109)	September 2009	(26,398,438)	(30,352)
Eurodollars	(109)	December 2009	(26,312,600)	(8,552)
Federal Funds	4	November 2008	1,638,548	3,911
U.S. Treasury Bonds	518	December 2008	60,695,031	(128,074)
2 Year U.S. Treasury Notes	359	December 2008	76,624,063	449,294
5 Year U.S. Treasury Notes	247	December 2008	27,721,891	(431,396)
10 Year U.S. Treasury Notes	353	December 2008	40,462,625	(233,891)

TOTAL				$(166,040)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (CONTINUED)

INTEREST RATE SWAP CONTRACTS — At September 30, 2008, the Fund had outstanding swap contracts with the following terms:

				Rates Exchanged
	Notional			Payments	Payments	Upfront Payments
	Amount		Termination	received by	made by	made (received)	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	by the Fund	Gain (Loss)

Banc of America Securities LLC	$35,000		09/02/10	4.309%	3 month LIBOR	$—	$661,931
	25,000		10/06/10	4.703	3 month LIBOR	—	1,001,288
	9,000		05/25/15	4.533	3 month LIBOR	—	263,721
	3,500	(a)	12/17/18	4.750	3 month LIBOR	116,519	(52,605)
	43,000		11/02/19	3 month LIBOR	4.865%	—	(1,951,491)
	3,400	(a)	12/17/28	3 month LIBOR	5.000	(178,887)	49,682
	18,200	(a)	12/17/28	5.000	3 month LIBOR	(235,044)	926,674
	13,200		04/09/35	5.266	3 month LIBOR	—	1,386,874
Credit Suisse First Boston Corp.	8,500	(a)	12/17/18	4.750	3 month LIBOR	169,864	(14,645)
	23,000	(a)	12/17/23	3 month LIBOR	4.750	282,503	(503,058)
	8,100	(a)	12/17/28	3 month LIBOR	5.000	(266,178)	(41,635)
	1,500	(a)	12/17/38	5.000	3 month LIBOR	(13,532)	82,897
Deutsche Bank Securities, Inc.	11,500	(a)	12/17/13	3 month LIBOR	4.250	(151,601)	69,634
	42,900	(a)	12/17/13	4.250	3 month LIBOR	298,974	(106,564)
	6,200	(a)	12/17/18	4.750	3 month LIBOR	108,500	4,719
	6,000	(a)	12/17/28	3 month LIBOR	5.000	(156,313)	(71,696)
JPMorgan Securities, Inc.	2,100	(a)	12/17/13	3 month LIBOR	4.250	(30,310)	15,342
	92,300	(a)	12/17/15	4.500	3 month LIBOR	366,990	496,127
	44,300	(a)	12/17/18	3 month LIBOR	4.750	(135,800)	(673,165)
	3,500	(a)	12/17/18	4.750	3 month LIBOR	116,755	(52,842)
	83,200	(a)	12/17/23	3 month LIBOR	4.750	1,126,453	(1,924,286)
	13,600	(a)	12/17/23	4.750	3 month LIBOR	109,096	21,319
	3,300	(a)	12/17/28	3 month LIBOR	5.000	(172,070)	46,665
	2,900	(a)	12/17/38	5.000	3 month LIBOR	(27,275)	161,382

TOTAL						$1,328,644	$(203,732)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2008.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments
September 30, 2008 (Unaudited)

Principal	Interest		Maturity
Amount	Rate		Date	Value

U.S. Treasury Obligations – 99.8%

United States Treasury Inflation Protected Securities

$3,398,642	4.250%		01/15/10	$3,497,947
9,603,436	3.500		01/15/11	9,986,824
13,944,138	3.000	(a)	07/15/12	14,513,882
2,705,300	0.625	(a)	04/15/13	2,553,127
10,261,975	1.875	(a)	07/15/13	10,231,507
1,166,730	2.000	(a)	07/15/14	1,163,813
15,331,885	1.875	(a)	07/15/15	15,093,520
7,321,797	2.625	(a)(b)	07/15/17	7,540,309
2,549,675	1.375		07/15/18	2,355,063
13,629,138	2.000	(a)	01/15/26	12,444,044
7,633,850	2.375	(a)	01/15/27	7,382,765
3,989,164	1.750	(a)	01/15/28	3,480,235
1,631,700	3.625	(a)	04/15/28	1,877,220

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $97,752,555)				$92,120,256

Repurchase Agreement(c) – 1.1%

Joint Repurchase Agreement Account II
$1,000,000	1.944%		10/01/08	$1,000,000
Maturity Value: $1,000,054

(Cost $1,000,000)

	Interest
Shares	Rate			Value

Securities Lending Collateral(d) – 31.2%

State Street Navigator Securities Lending Prime Portfolio
28,841,528	2.830%			$28,841,528
(Cost $28,841,528)

TOTAL INVESTMENTS – 132.1%
(Cost $127,594,083)				$121,961,784

LIABILITIES IN EXCESS OF OTHER ASSETS – (32.1)%				(29,665,739)

NET ASSETS – 100.0%				$92,296,045

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion of security is on loan.

(b)	A portion of this security is segregated as collateral for initial margin requirement on futures contracts.

(c)	Joint repurchase agreement was entered into on September 30, 2008. Additional information appears on page 49.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2008.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At September 30, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

U.S. Treasury Bonds	4	December 2008	$468,688	$446
2 Year U.S. Treasury Notes	(7)	December 2008	(1,494,063)	(9,309)
5 Year U.S. Treasury Notes	3	December 2008	336,703	(5,860)
10 Year U.S. Treasury Notes	11	December 2008	1,260,875	(7,517)

TOTAL				$(22,240)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

ADDITIONAL INVESTMENT INFORMATION (CONTINUED)

INTEREST RATE SWAP CONTRACTS — At September 30, 2008, the Fund had outstanding swap contracts with the following terms(a):

			Rates Exchanged
	Notional		Payments	Payments	Upfront Payments
	Amount	Termination	received by	made by	made (received)	Unrealized
Swap Counterparty	(000s)	Date	the Fund	the Fund	by the Fund	Gain (Loss)

Banc of America Securities LLC	$200	12/17/18	3 month LIBOR	4.750%	$2,589	$(6,241)
	200	12/17/18	4.750%	3 month LIBOR	6,658	(3,006)
	200	12/17/28	3 month LIBOR	5.000	(10,523)	2,922
	200	12/17/28	5.000	3 month LIBOR	(3,378)	10,978
Credit Suisse First Boston Corp.	500	12/17/18	4.750	3 month LIBOR	10,095	(965)
	500	12/17/28	3 month LIBOR	5.000	(16,586)	(2,415)
Deutsche Bank Securities, Inc.	100	12/17/13	4.250	3 month LIBOR	697	(248)
	400	12/17/18	4.750	3 month LIBOR	7,000	305
	400	12/17/28	3 month LIBOR	5.000	(10,421)	(4,780)
JPMorgan Securities, Inc.	200	12/17/18	4.750	3 month LIBOR	6,672	(3,020)
	200	12/17/28	3 month LIBOR	5.000	(10,428)	2,828

TOTAL					$(17,625)	$(3,642)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2008.

Investment Abbreviation:
LIBOR	—	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – 66.9%

Collateralized Mortgage Obligations – 1.4%
Interest Only(a) – 0.0%
FHLMC REMIC Series 2575, Class IB
$1,461,871	5.500%	08/15/30	$111,029
FHLMC REMIC Series 2586, Class NX
1,006,748	4.500	08/15/16	76,742

			187,771

Inverse Floaters(b) – 0.0%
FNMA REMIC Trust Series 1990-134, Class SC
41,280	16.538	11/25/20	45,904
GNMA Series 2001-59, Class SA
17,478	18.239	11/16/24	18,678

			64,582

IOette(a) – 0.0%
FHLMC Series 1161, Class U
1,068	1,172.807	11/15/21	29,269

Planned Amortization Class – 0.2%
FHLMC Series 1556, Class H
858,447	6.500	08/15/13	882,727
FHLMC Series 1601, Class PL
9,834	6.000	10/15/08	9,825
FHLMC Series 1606, Class H
10,393	6.000	11/15/08	10,384
FHLMC Series 1916, Class PC
1,590,567	6.750	12/15/11	1,640,019
FNMA Series 1993-207, Class G
172,533	6.150	04/25/23	172,748

			2,715,703

Regular Floater(b) – 0.5%
FHLMC Series 3151, Class KY(c)
2,165,867	0.000	05/15/36	2,183,972
FHLMC Series 3171, Class FL(c)
895,258	0.000	01/15/36	769,737
FNMA Series 1988-12, Class B
169,002	0.949	02/25/18	149,827
FNMA Series 2001-60, Class OF
2,308,731	4.157	10/25/31	2,311,130
FNMA Series 2001-70, Class OF
1,154,365	4.157	10/25/31	1,150,804

			6,565,470

Sequential Fixed Rate – 0.6%
FHLMC Series 108, Class G
418,641	8.500	12/15/20	438,192
FHLMC Series 1655, Class K
215,251	6.500	01/15/09	215,045
FHLMC Series 1980, Class Z
1,952,419	7.000	07/15/27	2,028,703
FHLMC Series 2019, Class Z
1,945,184	6.500	12/15/27	2,010,081
FNMA REMIC Trust Series 1989-66, Class J
713,708	7.000	09/25/19	747,554
FNMA REMIC Trust Series 1990-16, Class E
396,884	9.000	03/25/20	436,681

FNMA REMIC Trust Series 1992-33, Class K
1,653,094	8.500	03/25/18	1,701,666
FNMA REMIC Trust Series 1994-18, Class D
334,752	6.750	02/25/24	334,836
FNMA Series 1988-12, Class A
214,069	10.000	02/25/18	235,235
GNMA REMIC Trust Series 1995-3, Class DQ
87,931	8.050	06/16/25	95,034

			8,243,027

Targeted Amortization Class(b)(c) – 0.1%
FHLMC REMIC Trust Series 3291, Class XC
828,930	0.000	03/15/37	828,219

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$18,634,041

Federal Agencies – 65.5%
Adjustable Rate FHLMC(b) – 4.7%
213,323	5.765	05/01/18	215,834
137,962	5.792	10/01/25	141,278
1,170,484	3.539	09/01/33	1,167,329
191,514	3.766	09/01/33	192,510
4,395,751	6.082	09/01/34	4,410,066
483,170	4.465	10/01/34	480,415
333,765	4.359	11/01/34	334,551
923,991	4.382	11/01/34	915,603
291,098	4.392	11/01/34	293,792
456,487	4.476	11/01/34	460,915
2,345,382	5.299	11/01/34	2,354,726
570,690	4.358	01/01/35	569,929
672,032	4.334	02/01/35	669,900
461,903	4.351	02/01/35	460,471
1,044,307	4.420	02/01/35	1,035,987
585,473	4.431	02/01/35	579,572
575,894	4.436	02/01/35	576,918
280,420	4.452	02/01/35	280,197
687,204	4.499	02/01/35	686,871
2,749,639	5.918	03/01/35	2,744,681
1,738,295	5.791	04/01/35	1,735,387
11,346,677	4.437	06/01/35	11,300,070
4,322,056	4.962	08/01/35	4,344,920
2,969,284	4.560	11/01/35	2,958,671
2,046,935	5.880	05/01/36	2,086,168
862,862	5.965	10/01/36	888,249
784,886	5.892	11/01/36	803,835
19,477,882	6.477	09/01/37	20,142,029

			62,830,874

Adjustable Rate FNMA(b) – 14.2%
234,950	5.922	11/01/17	238,106
367,903	5.933	02/01/18	376,750
180,844	6.133	06/01/18	188,894
258,020	6.367	05/01/20	264,478
112,891	5.533	01/01/23	116,201
802,327	5.732	02/01/27	808,720
8,788,272	4.582	08/01/29	8,847,562

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(b) – (continued)

$209,524	5.483%	07/01/32	$210,384
232,368	5.788	07/01/32	233,354
832,873	5.230	01/01/33	841,354
39,139	4.607	03/01/33	39,194
6,136,262	4.485	05/01/33	6,177,387
470,608	4.664	06/01/33	473,619
329,457	4.591	07/01/33	327,735
4,510,748	4.614	08/01/33	4,609,762
986,865	5.324	08/01/33	1,012,873
34,291	4.083	09/01/33	34,811
43,626	3.987	12/01/33	44,490
4,280,615	4.410	02/01/34	4,264,706
2,777,130	4.215	03/01/34	2,802,966
133,232	4.379	04/01/34	133,220
1,514,055	4.195	05/01/34	1,523,395
2,297,817	4.668	05/01/34	2,296,491
2,544,335	4.248	06/01/34	2,559,674
4,502,668	4.733	10/01/34	4,552,778
175,737	4.761	10/01/34	177,521
1,980,662	6.618	10/01/34	1,974,238
1,282,624	4.557	11/01/34	1,295,611
68,208	4.639	11/01/34	68,810
1,326,467	5.150	11/01/34	1,323,758
616,437	4.526	12/01/34	621,409
1,109,714	6.437	12/01/34	1,117,322
228,257	4.329	01/01/35	229,643
757,106	4.451	01/01/35	758,100
730,669	4.481	01/01/35	735,916
816,320	4.518	01/01/35	822,198
430,725	4.293	02/01/35	433,065
1,819,996	4.429	02/01/35	1,816,730
1,905,876	5.887	02/01/35	1,902,725
616,855	5.948	02/01/35	617,063
685,427	4.410	03/01/35	687,996
5,267,950	5.022	03/01/35	5,308,013
949,929	5.400	03/01/35	965,808
6,028,504	4.370	04/01/35	6,027,619
5,239,904	4.664	04/01/35	5,258,087
1,037,530	4.673	04/01/35	1,042,627
1,658,154	5.683	04/01/35	1,674,295
981,809	4.373	05/01/35	987,665
1,054,291	4.431	05/01/35	1,049,023
2,369,399	5.160	05/01/35	2,387,165
6,668,191	4.736	08/01/35	6,674,799
4,920,637	4.707	10/01/35	4,952,656
4,405,939	5.452	04/01/36	4,495,282
1,100,795	5.617	04/01/36	1,117,142
8,043,714	5.434	06/01/36	8,205,610
12,154,355	5.923	06/01/36	12,374,446
10,661,520	5.537	07/01/36	10,869,451
546,870	6.118	07/01/36	567,207
13,207,900	5.948	09/01/36	13,435,724
846,307	5.539	11/01/36	854,890
882,244	5.658	11/01/36	895,549
17,931,600	5.898	07/01/37	18,198,620

25,479,698	6.821	09/01/37	25,925,262
850,094	5.700	12/01/46	862,398

			191,690,347

Adjustable Rate GNMA(b) – 1.8%
4,949,999	3.750	05/20/34	4,812,419
988,528	4.500	05/20/34	981,027
2,183,345	5.500	07/20/34	2,178,262
1,537,023	5.625	08/20/34	1,537,198
6,719,946	5.500	09/20/34	6,709,215
3,494,978	5.625	09/20/34	3,494,667
1,433,026	4.750	10/20/34	1,420,495
2,838,287	4.750	12/20/34	2,808,933

			23,942,216

FHLMC – 29.6%
1,505	7.000	01/01/09	1,537
607	7.000	02/01/09	619
1,659	7.000	03/01/09	1,674
3,793	7.000	04/01/09	3,872
5,944	7.000	05/01/09	6,068
13,540	6.500	06/01/10	14,028
186,129	6.500	07/01/10	192,823
18,096	7.000	07/01/10	18,472
351	6.500	08/01/10	363
14,966	7.000	01/01/11	15,099
14,943	7.000	12/01/12	15,501
92,234	6.500	01/01/13	94,963
77,524	6.500	04/01/13	79,818
144,623	6.500	05/01/13	148,902
82,981	6.500	06/01/13	85,437
763,595	4.000	09/01/13	755,645
50,164	6.500	10/01/13	51,648
800,348	4.000	11/01/13	791,780
920,765	5.000	12/01/13	928,757
1,022,992	4.000	01/01/14	1,010,937
919,499	4.000	05/01/14	907,490
453,678	4.500	06/01/14	452,743
1,804,105	4.500	10/01/14	1,798,923
4,558,086	5.000	10/01/14	4,596,678
1,053,419	4.000	11/01/14	1,036,940
1,894,924	4.500	11/01/14	1,890,641
1,398,612	4.000	03/01/15	1,376,119
9,830,400	4.500	03/01/15	9,800,100
719,967	4.500	08/01/15	710,617
71,742	8.500	10/01/15	76,821
685,052	8.000	12/01/15	721,623
28,176	7.000	03/01/16	29,757
189,240	4.500	04/01/18	186,221
282,295	4.500	11/01/18	277,790
411,844	4.500	05/01/19	403,986
951,622	4.500	04/01/20	936,438
640,333	4.500	08/01/20	630,116
1,443,705	7.000	04/01/22	1,517,992
36,275	7.500	01/01/31	38,421
9,339,841	7.500	12/01/36	9,832,128

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)

$16,528,765	7.000%	11/01/37	$17,107,275
350,000,000	5.000	09/01/38	341,153,883

			399,700,645

FNMA – 15.1%
161	5.500	01/01/09	161
586	7.000	12/01/09	602
5,347,686	4.000	05/01/10	5,331,063
17,560	8.500	05/01/10	18,219
5,758,898	4.000	06/01/10	5,741,024
447	7.000	08/01/10	463
458	7.000	01/01/11	462
1,421	5.500	04/01/11	1,448
396	5.500	07/01/11	397
16,291	7.000	07/01/11	16,998
2,987,249	5.500	01/01/13	3,051,876
571	5.500	04/01/13	582
3,487	5.500	06/01/13	3,552
1,744,777	4.500	08/01/13	1,741,710
9,389,947	4.500	09/01/13	9,376,373
5,154,051	4.000	11/01/13	5,090,771
3,769	5.500	12/01/13	3,839
46,020	6.000	01/01/14	47,198
139,514	6.000	03/01/14	143,083
21,543	5.500	04/01/14	21,991
926,051	4.000	01/01/15	910,053
453,518	4.500	01/01/15	451,151
3,875	8.500	09/01/15	4,141
218,269	8.500	10/01/15	232,791
31,537	8.500	12/01/15	35,272
5,770	5.500	04/01/16	5,879
45,998	5.500	07/01/16	46,868
8,480	5.500	11/01/16	8,640
1,122,045	5.500	01/01/17	1,143,269
26,155	5.500	02/01/17	26,650
13,201	5.500	04/01/17	13,439
69,462	5.500	10/01/17	70,710
8,648	5.500	11/01/17	8,804
53,452	5.500	01/01/18	54,412
105,913	5.500	02/01/18	107,758
341,955	5.500	03/01/18	348,103
42,715	5.500	04/01/18	43,436
52,588	5.500	06/01/18	53,435
835,913	5.500	07/01/18	845,070
339,930	5.500	08/01/18	343,654
705,156	5.500	09/01/18	712,881
28,148	5.500	10/01/18	28,601
1,848,466	5.500	12/01/18	1,882,681
3,754,544	5.500	01/01/19	3,825,418
79,831	5.500	03/01/19	80,917
1,932,610	5.500	05/01/19	1,969,149
37,756	5.500	08/01/19	38,470
133,294	7.000	11/01/19	140,343
28,598	5.500	03/01/20	29,112
686,654	5.500	06/01/20	698,998
17,270,104	6.000	10/01/21	17,672,332

19,637	7.000	12/01/24	20,749
5,173	7.000	07/01/27	5,465
5,393	7.000	08/01/27	5,695
8,159	7.000	10/01/28	8,620
6,083	7.000	01/01/29	6,401
8,228	7.000	11/01/29	8,652
142,463	8.000	02/01/31	152,023
6,828	7.000	04/01/31	7,213
38,563	7.000	05/01/32	40,526
22,935	7.000	06/01/32	24,102
8,828	7.000	08/01/32	9,277
3,247,418	6.000	03/01/33	3,299,585
5,826,935	6.500	04/01/33	6,007,891
9,164	7.000	10/01/33	9,622
7,963	7.000	04/01/34	8,370
170,416	7.000	08/01/36	178,178
873,539	6.500	09/01/36	896,714
31,667	7.000	09/01/36	33,082
1,525,400	6.500	11/01/36	1,565,867
4,622,036	7.000	11/01/36	4,827,571
601,060	6.500	03/01/37	617,006
482,024	7.000	03/01/37	503,566
22,587,088	7.000	04/01/37	23,596,492
956,040	5.000	06/01/37	932,271
5,067,707	7.000	07/01/37	5,300,848
1,531,126	8.000	07/01/37	1,635,604
286,715	7.000	08/01/37	299,905
1,280,090	8.000	08/01/37	1,367,438
318,405	6.500	09/01/37	326,838
6,365,646	7.000	09/01/37	6,657,375
1,888,324	8.500	09/01/37	1,966,291
897,418	6.500	10/01/37	921,224
436,941	7.000	10/01/37	456,433
5,412,592	7.500	10/01/37	5,734,158
13,969,331	8.000	10/01/37	14,566,302
16,364,948	7.500	11/01/37	17,302,737
397,945	6.500	12/01/37	408,480
833,609	7.000	03/01/38	871,966
1,923,939	6.000	05/01/38	1,950,822
41,217	6.500	06/01/38	42,309
44,132	6.500	09/01/38	45,296
1,235,507	7.500	09/01/47	1,307,920
37,500,000	6.500	TBA-15yr (d)	37,975,296

			204,326,429

GNMA – 0.1%
375	9.000	12/15/08	380
599	6.500	01/15/09	613
1,921	9.000	01/15/09	1,983
25	6.500	03/15/09	25
589	6.500	04/15/09	603
6,965	6.500	05/15/09	7,129
1,502	6.500	07/15/09	1,537
2,026	6.500	11/15/09	2,073
911	9.000	01/15/10	967

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value

Mortgage-Backed Obligations – (continued)
GNMA – (continued)

$17,039	9.000%		07/15/12	$18,484
1,557,695	5.500		07/15/20	1,596,528

				1,630,322

TOTAL FEDERAL AGENCIES				$884,120,833

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $906,062,038)				$902,754,874

Agency Debentures – 16.0%

FHLB
$20,000,000	3.000%		06/11/10	$19,915,380
22,300,000	3.500		12/10/10	22,328,098
FNMA
61,200,000	0.000	(e)(h)	02/23/09	60,472,822
60,900,000	0.000	(e)(h)	02/24/09	60,171,392
13,933,000	5.500		07/09/10	14,029,806
36,700,000	4.680	(f)	06/15/11	37,906,990
Small Business Administration
213,530	7.200		06/01/17	220,399
497,072	6.300		05/01/18	507,451
446,260	6.300		06/01/18	455,624

TOTAL AGENCY DEBENTURES
(Cost $216,017,074)				$216,007,962

U.S. Treasury Obligations(e) – 7.7%

United States Treasury Bond
$39,800,000	8.125%		08/15/19	$53,415,938
United States Treasury Inflation Protected Securities
38,300,081	4.250		01/15/10	39,419,171
United States Treasury Note
11,200,000	3.250		12/31/09	11,385,495

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $104,005,362)				$104,220,604

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT AND SECURITIES LENDING COLLATERAL – 90.6%
(Cost $1,226,084,474)				$1,222,983,440

Repurchase Agreement(g) – 14.2%

Joint Repurchase Agreement Account II
$191,500,000	1.944%		10/01/08	$191,500,000
Maturity Value: $191,510,341
(Cost $191,500,000)

	Interest
Shares	Rate	Value

Securities Lending Collateral(b) – 14.2%

State Street Navigator Securities Lending Prime Portfolio
191,298,349	2.830%	$191,298,349
(Cost $191,298,349)

TOTAL INVESTMENTS – 119.0%
(Cost $1,608,882,823)		$1,605,781,789

LIABILITIES IN EXCESS OF OTHER ASSETS – (19.0)%		(256,422,486)

NET ASSETS – 100.0%		$1,349,359,303

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2008.

(c)	Security is issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $37,975,296 which represents approximately 2.8% of net assets as of September 30, 2008.

(e)	All or a portion of security is on loan.

(f)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(g)	Joint repurchase agreement was entered into on September 30, 2008. Additional information appears on page 49.

(h)	Security is issued with zero coupon. Income is recognized through the accretion of discount.

Investment Abbreviations:
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
REMIC	—	Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At September 30, 2008, the Fund had the following forward sales contracts:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date	Date	Amount	Value

FHLMC	5.000%	TBA-15yr(d)	10/14/08	$350,000,000	$340,921,714
FNMA	7.000	TBA-15yr(d)	10/14/08	40,000,000	41,787,518

TOTAL (Proceeds Receivable: $387,892,187)					$382,709,232

FUTURES CONTRACTS — At September 30, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain

Federal Funds	64	October 2008	$26,206,096	$22,553
Federal Funds	64	November 2008	26,216,764	18,553
Federal Funds	64	December 2008	26,223,431	21,112
U.S. Treasury Bonds	(6)	December 2008	(703,031)	2,513
2 Year U.S. Treasury Notes	5,161	December 2008	1,101,550,938	5,645,623
5 Year U.S. Treasury Notes	(451)	December 2008	(50,617,703)	166,965
10 Year U.S. Treasury Notes	(28)	December 2008	(3,209,500)	66,449

TOTAL				$5,943,768

INTEREST RATE SWAP CONTRACTS — At September 30, 2008, the Fund had outstanding swap contracts with the following terms(a):

			Rates Exchanged
	Notional		Payments	Payments	Upfront Payments
	Amount	Termination	received by	made by	made (received)	Unrealized
Swap Counterparty	(000s)	Date	the Fund	the Fund	by the Fund	Gain (Loss)

Banc of America Securities LLC	$7,900	12/17/18	3 month LIBOR	4.750%	$102,266	$(246,528)
	3,000	12/17/18	4.750%	3 month LIBOR	99,873	(45,090)
	2,900	12/17/28	3 month LIBOR	5.000	(152,580)	42,376
	2,300	12/17/28	5.000	3 month LIBOR	(38,842)	126,245
Credit Suisse First Boston Corp.	23,200	12/17/18	3 month LIBOR	4.750	(83,150)	(340,507)
	7,400	12/17/18	4.750	3 month LIBOR	147,794	(12,662)
	7,900	12/17/23	3 month LIBOR	4.750	97,034	(172,789)
	7,000	12/17/28	3 month LIBOR	5.000	(229,874)	(36,137)
Deutsche Bank Securities, Inc.	5,400	12/17/18	4.750	3 month LIBOR	94,500	4,110
	5,200	12/17/28	3 month LIBOR	5.000	(135,472)	(62,137)
JPMorgan Securities, Inc.	71,000	12/17/13	3 month LIBOR	4.250	142,872	(461,312)
	59,300	12/17/15	4.500	3 month LIBOR	235,780	318,747
	11,500	12/17/18	3 month LIBOR	4.750	(179,938)	(30,064)
	3,000	12/17/18	4.750	3 month LIBOR	100,076	(45,293)
	37,500	12/17/23	3 month LIBOR	4.750	469,657	(829,257)
	2,800	12/17/28	3 month LIBOR	5.000	(145,999)	39,594

TOTAL					$523,997	$(1,750,704)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of cash flows and associated accruals occur subsequent to September 30, 2008.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Schedule of Investments
September 30, 2008 (Unaudited)

	Principal	Interest	Maturity
	Amount	Rate	Date	Value

Mortgage-Backed Obligations – 65.7%

	Collateralized Mortgage Obligations – 9.3%
	Adjustable Rate Non-Agency(a) – 6.0%
	American Home Mortgage Assets Series 2006-3, Class 1A1
$	$4,113,741	3.825%	10/25/46	$2,430,457
	American Home Mortgage Assets Series 2006-3, Class 2A11
	4,132,526	3.795	10/25/46	2,446,186
	Banc of America Funding Corp. Series 2007-D, Class 1A5
	1,200,000	3.468	06/20/47	424,609
	Bank of America Mortgage Securities Series 2002-J, Class A2
	92,022	7.054	09/25/32	89,503
	Bear Stearns Adjustable Rate Mortgage Trust Series 2003-05, Class 1A1
	74,792	5.774	08/25/33	53,394
	Chase Mortgage Finance Corp. Series 2007-A1, Class 5A1
	811,000	4.168	02/25/37	721,170
	Countrywide Alternative Loan Trust Series 2005-38, Class A1
	342,589	4.355	09/25/35	217,847
	Countrywide Home Loan Trust Series 2003-37, Class 1A1
	53,946	5.420	08/25/33	40,991
	CS First Boston Mortgage Securities Corp. Series 2003-AR9, Class 2A2
	942,649	5.879	03/25/33	700,206
	Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A
	2,923,503	5.979	08/19/36	1,819,648
	Indy Mac Index Mortgage Loan Trust Series 2004-AR4, Class 1A
	410,623	5.765	08/25/34	270,999
	JPMorgan Mortgage Trust Series 2007-A1, Class 1A1
	851,301	4.200	07/25/35	793,224
	JPMorgan Mortgage Trust Series 2007-A1, Class 2A2
	753,447	4.746	07/25/35	680,307
	JPMorgan Mortgage Trust Series 2007-A1, Class 4A2
	810,636	4.069	07/25/35	751,492
	JPMorgan Mortgage Trust Series 2007-A1, Class 5A2
	770,769	4.766	07/25/35	684,990
	Luminent Mortgage Trust Series 2006-5, Class A1A
	655,333	3.397	07/25/36	396,229
	Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
	1,676,249	3.855	01/25/46	1,010,495
	Sequoia Mortgage Trust Series 2004-10, Class A3A
	1,636,385	3.212	11/20/34	1,377,743
	Structured Adjustable Rate Mortgage Loan Trust Series 2007-10, Class 1A1
	4,311,219	6.000	11/25/37	2,756,885
	Structured Asset Mortgage Investments, Inc. Series 2007-AR3, Class 2A1
	4,589,466	3.397	09/25/47	2,590,111
	Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR5, Class 4A
	2,861,301	3.845	07/25/46	1,554,385
	Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 1A1
	2,605,014	5.332	10/25/35	2,257,090

				24,067,961

	Interest Only(b) – 0.0%
	FHLMC REMIC Trust Series 2586, Class NX
	$1,803,241	4.500	08/15/16	137,458
	FNMA REMIC Trust Series 1990-145, Class B
	1,504	1,004.961	12/25/20	35,896

				173,354

	Inverse Floaters(a) – 0.0%
	FHLMC REMIC Trust Series 1606, Class SC
	52,109	15.161	11/15/08	52,105

	Inverse Floating Rate – Interest Only(a)(b) – 0.0%
	FNMA REMIC Trust Series 1996-20, Class SB
	6,244	12.788	10/25/08	—
	FNMA REMIC Trust Series 1996-40, Class SG
	101,933	13.298	03/25/09	2,106

				2,106

	Planned Amortization Class – 0.7%
	FHLMC REMIC Trust Series 2113, Class TE
	1,687,245	6.000	01/15/14	1,743,162
	FNMA REMIC Trust Series 1993-225, Class WC
	897,122	6.500	12/25/13	929,112

				2,672,274

	Regular Floater(a) – 1.8%
	BCAP LLC Trust Series 2006-RR1, Class CF
	736,182	3.847	11/25/36	508,656
	Collateralized Mortgage Securities Corp. Series N, Class 2
	232,842	3.411	08/25/17	232,425
	FHLMC REMIC Trust Series 1606, Class FC
	191,305	3.598	11/15/08	190,925
	FHLMC REMIC Trust Series 1612, Class FD
	29,551	3.598	11/15/08	29,490
	FHLMC REMIC Trust Series 1661, Class FD
	292,652	3.625	01/15/09	291,745
	FHLMC REMIC Trust Series 1826, Class F
	159,809	2.900	09/15/21	158,144
	FHLMC REMIC Trust Series 3152, Class NX(c)
	1,520,144	0.000	05/15/36	1,520,424
	FHLMC REMIC Trust Series 3171, Class FL(c)
	596,839	0.000	01/15/36	513,158
	FNMA REMIC Trust Series 1990-145, Class A
	611,959	4.533	12/25/20	599,802
	FNMA REMIC Trust Series 1993-190, Class F
	12,791	3.748	10/25/08	12,754
	FNMA REMIC Trust Series 1993-196, Class FD
	1,357	3.598	10/25/08	1,353
	FNMA REMIC Trust Series 1993-214, Class FA
	36,512	4.175	12/25/08	36,500
	FNMA REMIC Trust Series 1993-231, Class FE
	74,502	4.275	12/25/08	74,477
	FNMA REMIC Trust Series 1997-20, Class F
	1,312,207	4.070	03/25/27	1,235,398
	FNMA REMIC Trust Series 1998-66, Class FC
	299,242	2.997	11/17/28	297,023

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

	Principal	Interest	Maturity
	Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
	Regular Floater(a) – (continued)

	FNMA REMIC Trust Series 2001-70, Class OF
$	$1,539,154	4.157%	10/25/31	$1,534,405

				7,236,679

	Sequential Fixed Rate – 0.8%
	FHLMC REMIC Trust Series 1720, Class PJ
	486,399	7.250	01/15/24	492,656
	First Nationwide Trust Series 2001-4, Class 1A1
	264,755	6.750	09/21/31	264,286
	FNMA REMIC Trust Series 1994-72, Class J
	2,368,156	6.000	06/25/23	2,380,892
	FNMA REMIC Trust Series 1996-14, Class J
	27,319	6.150	03/25/09	27,394

				3,165,228

	Support – 0.0%
	FHLMC REMIC Trust Series 1639, Class M
	192,379	6.000	12/15/08	192,396

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$37,562,103

	Commercial Mortgage-Backed Securities(a)(b)(d) – 0.4%
	Interest Only – 0.4%
	Salomon Brothers Mortgage Securities VII Series 2002-Key2, Class X2
	88,598,000	2.281	03/18/36	1,701,161

	Federal Agencies – 56.0%
	Adjustable Rate FHLMC(a) – 5.6%
	75,570	4.530	08/01/16	75,450
	109,140	6.240	08/01/18	109,916
	104,580	5.445	11/01/18	106,707
	562,003	5.596	11/01/18	572,452
	18,795	5.461	02/01/19	19,080
	29,450	5.813	02/01/19	29,661
	87,445	4.361	03/01/19	87,313
	47,101	6.229	03/01/19	47,332
	83,046	5.121	06/01/19	82,036
	77,655	5.132	07/01/19	77,806
	1,136,730	5.938	11/01/19	1,133,689
	1,091,470	6.913	11/01/19	1,123,637
	104,498	4.656	01/01/20	104,346
	105,760	4.361	05/01/21	106,228
	23,552	5.838	01/01/25	24,012
	86,470	4.369	10/01/26	86,318
	1,051,265	6.727	08/01/28	1,071,415
	529,597	6.502	05/01/29	536,788
	73,687	4.362	06/01/29	73,872
	2,279,511	6.777	03/01/30	2,339,248
	105,523	4.810	04/01/30	105,451
	117,073	4.640	06/01/30	117,288
	239,195	6.504	12/01/30	244,527
	7,561	6.612	01/01/31	7,631
	121,511	4.792	02/01/31	121,729
	29,239	5.040	05/01/31	29,229
	22,730	6.488	06/01/31	23,080
	10,294	7.025	11/01/31	10,307

	1,960,925	5.968	12/01/31	2,009,978
	3,304,333	7.401	12/01/31	3,429,954
	16,450	7.250	10/01/32	16,536
	4,712	5.939	02/01/33	4,699
	1,083,693	3.643	07/01/33	1,096,703
	1,805,476	3.885	09/01/33	1,817,648
	79,990	4.401	11/01/33	80,798
	849,450	6.034	05/01/35	872,580
	4,545,193	4.571	08/01/35	4,534,646

				22,330,090

	Adjustable Rate FNMA(a) – 15.1%
	492,137	6.757	04/01/17	512,057
	49,658	4.530	08/01/17	49,309
	177,429	4.079	09/01/17	177,910
	112,496	4.168	09/01/17	111,703
	52,422	5.204	11/01/17	52,250
	57,244	4.750	12/01/17	57,001
	43,421	6.234	12/01/17	43,625
	140,357	4.094	03/01/18	139,696
	369,438	5.200	03/01/18	367,599
	1,406,839	5.065	07/01/18	1,401,041
	153,918	4.207	10/01/18	153,250
	154,461	4.361	10/01/18	154,650
	71,871	4.377	10/01/18	71,587
	432,103	5.080	10/01/18	429,310
	119,256	5.139	10/01/18	118,843
	9,415	5.069	11/01/18	9,307
	70,369	5.000	12/01/18	70,004
	203,927	4.987	01/01/19	202,477
	681,134	5.320	04/01/19	677,777
	36,275	5.919	04/01/19	36,328
	337,055	4.168	05/01/19	336,843
	1,501,139	5.044	05/01/19	1,490,378
	300,302	5.461	06/01/19	298,858
	257,143	5.638	06/01/19	257,967
	242,362	6.152	07/01/19	251,450
	482,108	5.301	08/01/19	479,905
	543,944	5.461	08/01/19	544,272
	52,051	5.672	11/01/19	51,954
	1,873,029	5.905	11/01/19	1,892,410
	10,024	5.625	04/01/20	10,052
	520,254	6.367	05/01/20	533,275
	592,838	4.976	06/01/20	588,519
	194,011	5.184	06/01/20	193,556
	292,903	5.258	11/01/20	292,215
	440,027	5.395	03/01/21	439,886
	164,215	4.999	09/01/21	166,685
	107,322	4.955	12/01/21	107,694
	1,648,356	5.180	01/01/22	1,677,600
	44,218	6.570	02/01/22	45,212
	140,613	5.371	05/20/22	142,638
	4,349,084	5.759	12/01/22	4,369,748
	394,064	6.201	02/01/23	392,422
	10,347	6.219	12/01/23	10,427
	730,581	6.172	01/01/24	740,187

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(a) – (continued)

$669,570	5.885%	03/01/24	$678,511
7,908,576	5.106	04/01/24	7,886,674
659,334	5.389	06/20/24	674,158
39,547	5.448	08/01/24	40,395
215,655	5.101	01/01/25	220,245
390,094	5.732	02/01/27	393,202
56,364	4.512	06/01/27	56,334
41,016	4.250	12/01/27	40,874
76,613	4.563	01/01/28	77,735
121,586	5.327	05/01/28	123,227
15,468	6.065	09/01/28	15,649
681,197	5.410	01/01/29	677,376
39,046	4.361	06/01/29	39,029
29,175	4.859	06/01/29	28,943
14,727	5.010	06/01/29	14,853
1,144,811	5.581	05/01/30	1,146,802
5,297	6.260	02/01/31	5,355
98,950	5.244	05/01/31	100,477
177,184	5.134	06/01/31	175,777
1,150,261	3.980	07/01/31	1,154,882
110,791	3.923	08/01/31	111,571
299,635	5.048	08/01/31	297,414
485,160	5.465	11/01/31	490,972
215,683	6.240	12/01/31	218,353
161,556	5.482	01/01/32	164,133
248,895	4.930	02/01/32	251,609
61,534	4.890	03/01/32	59,587
24,254	5.549	03/01/32	24,657
653,664	6.064	03/01/32	667,926
19,048	5.250	04/01/32	19,349
623,327	5.439	04/01/32	639,777
42,255	5.496	05/01/32	42,419
304,255	6.364	07/01/32	309,425
34,195	5.525	08/01/32	34,681
37,076	5.000	09/01/32	37,882
482,882	5.052	09/01/32	490,268
38,618	5.860	09/01/32	39,047
12,893	6.249	09/01/32	13,072
83,915	6.698	09/01/32	84,437
45,292	5.589	10/01/32	45,304
11,662	6.458	12/01/32	11,848
229,523	6.370	01/01/33	234,013
936,431	5.560	02/01/33	925,131
3,809,250	4.508	03/01/33	3,782,028
72,619	4.522	04/01/33	72,922
270,365	5.458	04/01/33	278,534
1,141,979	3.957	05/01/33	1,161,131
4,378,014	4.364	05/01/33	4,407,007
462,193	5.083	05/01/33	461,071
2,084,763	4.074	07/01/33	2,098,448
1,823,009	4.330	08/01/33	1,816,214
51,583	5.559	08/01/33	52,659
193,473	4.257	01/01/34	196,039
37,697	5.920	02/01/34	38,607
2,779,533	4.733	10/01/34	2,810,467
1,889,061	4.370	04/01/35	1,888,783

1,845,108	4.633	10/01/35	1,848,535
38,353	4.480	05/01/36	38,734
9,623	5.584	11/01/38	9,700
200,074	4.478	06/01/40	201,182
725,189	5.003	07/01/40	743,523
28,100	4.278	02/01/41	27,932

			60,846,766

Adjustable Rate GNMA(a) – 5.4%
3,234,915	3.750	04/20/34	3,145,007
12,553,368	5.500	08/20/34	12,527,534
1,755,485	5.625	08/20/34	1,755,685
4,531,959	4.750	12/20/34	4,482,986

			21,911,212

FHLMC – 3.5%
165,489	7.000	02/01/09	167,140
93,113	7.000	03/01/09	94,630
177,810	7.000	04/01/09	179,387
96,902	7.000	05/01/09	98,916
117,226	7.000	06/01/09	119,663
43,997	7.500	06/01/09	44,423
162,806	6.500	03/01/13	167,623
241,274	6.500	04/01/13	248,412
123,578	6.500	05/01/13	127,233
314,876	6.500	06/01/13	324,192
613,844	5.000	12/01/13	619,171
681,995	4.000	01/01/14	673,958
1,979,799	8.000	12/01/15	2,085,492
436,291	6.000	05/01/17	446,455
524,772	7.000	04/01/21	551,889
276,540	7.000	08/01/21	290,830
2,135,806	7.000	03/01/22	2,245,705
750,938	7.000	05/01/22	789,578
2,893,266	7.000	06/01/22	3,042,140
38,270	7.000	12/01/25	40,454
1,658,088	7.000	11/01/37	1,729,210

			14,086,501

FNMA – 26.4%
4,403,977	4.000	05/01/10	4,390,287
5,081,380	4.000	06/01/10	5,065,609
745,891	6.000	09/01/11	758,349
962,101	6.500	04/01/12	1,005,892
1,943,927	6.000	05/01/12	1,976,838
426,655	6.500	05/01/12	446,512
1,464,779	6.000	06/01/12	1,489,618
495,105	6.500	06/01/12	518,382
7,309,745	5.500	01/01/13	7,467,882
1,744,777	4.500	08/01/13	1,741,710
7,768,637	4.500	09/01/13	7,757,416
877,776	8.000	01/01/16	930,836
783,517	7.000	03/01/17	825,923
204,931	7.000	05/01/17	216,022
7,504,747	5.500	03/01/18	7,586,962
830,129	5.500	04/01/18	839,223
264,270	7.000	07/01/21	277,947

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest		Maturity
Amount	Rate		Date	Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$411,317	7.000%		11/01/21	$432,603
130,103	7.000		12/01/21	136,836
403,528	7.000		01/01/22	424,411
79,050	7.000		02/01/22	83,141
243,058	7.000		01/01/28	256,962
341,653	6.500		04/01/33	352,263
45,701	5.500		02/01/36	45,616
291,178	6.500		09/01/36	298,904
31,667	7.000		09/01/36	33,082
508,466	6.500		11/01/36	521,956
462,254	5.000		01/01/37	450,860
908,709	7.000		01/01/37	949,118
200,353	6.500		03/01/37	205,668
482,024	7.000		03/01/37	503,566
11,446,638	7.000		04/01/37	11,958,181
318,405	6.500		09/01/37	326,838
834,550	6.500		10/01/37	856,688
13,653,302	7.500		10/01/37	14,345,535
8,095,987	8.000		10/01/37	8,564,471
6,818,287	7.000		11/01/37	7,131,963
397,945	6.500		12/01/37	408,480
46,780	5.500		01/01/38	46,690
513,678	5.000		03/01/38	500,855
833,609	7.000		03/01/38	871,966
961,969	6.000		05/01/38	975,411
905,397	5.500		06/01/38	903,571
41,217	6.500		06/01/38	42,309
44,132	6.500		09/01/38	45,296
11,000,000	6.500		TBA-15yr (e)	11,278,432

				106,247,080

GNMA – 0.0%
45,991	7.000		12/15/25	49,197
120,857	7.000		04/15/26	128,365

				177,562

TOTAL FEDERAL AGENCIES				$225,599,211

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $277,629,247)				$264,862,475

Agency Debentures – 27.4%

FHLB
$10,000,000	5.125	%(f)(g)	12/29/08	$10,050,120
20,000,000	5.250		01/16/09	20,120,560
7,900,000	3.250	(f)	03/11/11	7,860,840
FHLMC
13,500,000	0.000	(h)	02/02/09	13,362,826
15,000,000	5.400		06/15/10	15,252,330
FNMA(f)(h)
22,200,000	0.000		02/23/09	21,936,220
22,200,000	0.000		02/24/09	21,934,399

TOTAL AGENCY DEBENTURES
(Cost $110,532,499)				$110,517,295

U.S. Treasury Obligations(f) – 5.5%

United States Treasury Bill(h)
6,600,000	0.000		08/27/09	6,493,945
United States Treasury Inflation Protected Securities
5,632,242	3.875		01/15/09	5,616,843
United States Treasury Note
7,400,000	8.125		08/15/19	9,931,607

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $21,929,756)				$22,042,395

Asset-Backed Security(a) – 0.1%

Home Equity – 0.1%
Countrywide Home Equity Loan Trust Series 2004-G, Class 2A
$784,839	2.708%		12/15/29	$525,757
(Cost $783,245)

Corporate Bond – 2.9%

Banks – 2.9%
Kreditanstalt fuer Wiederaufbau MTN
$11,700,000	3.050%		11/07/09	$11,525,085
(Cost $11,674,958)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL – 101.6%
(Cost $422,549,705)				$409,473,007

	Interest
Shares	Rate	Value

Securities Lending Collateral(a) – 21.3%

State Street Navigator Securities Lending Prime Portfolio
85,715,886	2.830%	$85,715,886
(Cost $85,715,886)

TOTAL INVESTMENTS – 122.9%
(Cost $508,265,591)		$495,188,893

LIABILITIES IN EXCESS OF OTHER ASSETS – (22.9)%		(92,420,028)

NET ASSETS – 100.0%		$402,768,865

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2008.

(b)	Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Security is issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(d)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment advisor and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,701,161, which represents approximately 0.4% of net assets as of September 30, 2008.

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $11,278,432 which represents approximately 2.8% of net assets as of September 30, 2008.

(f)	All or a portion of security is on loan.

(g)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(h)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

Investment Abbreviations:
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
MTN	—	Medium-Term Note
REMIC	—	Real Estate Mortgage Investment Conduit

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACT — At September 30, 2008, the Fund had the following forward sales contract:

	Interest	Maturity		Settlement	Principal
Description	Rate	Date		Date	Amount	Value

FNMA (Proceeds Receivable: $19,878,125)	7.000%	TBA-15yr(e	)	10/14/08	$19,000,000	$19,849,071

FUTURES CONTRACTS — At September 30, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	107	December 2008	$25,825,788	$(143,380)
Eurodollars	107	March 2009	25,956,863	(37,717)
Eurodollars	(73)	June 2009	(17,695,200)	(135,404)
Eurodollars	(158)	September 2009	(38,265,625)	(186,045)
Eurodollars	(232)	December 2009	(56,004,800)	(147,459)
Eurodollars	(57)	March 2010	(13,737,000)	(150,826)
Federal Funds	1	September 2008	409,168	2,116
Federal Funds	98	November 2008	40,144,420	265,313
U.S. Treasury Bonds	72	December 2008	8,436,375	(75,975)
2 Year U.S. Treasury Notes	311	December 2008	66,379,063	426,718
5 Year U.S. Treasury Notes	(45)	December 2008	(5,050,547)	12,232
10 Year U.S. Treasury Notes	(35)	December 2008	(4,011,875)	31,099

TOTAL				$(139,328)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (CONTINUED)

INTEREST RATE SWAP CONTRACTS — At September 30, 2008, the Fund had outstanding swap contracts with the following terms(a):

			Rates Exchanged		Upfront
	Notional		Payments	Payments	Payments made
	Amount	Termination	received by	made by	(received) by	Unrealized
Swap Counterparty	(000s)	Date	the Fund	the Fund	the Fund	Gain (Loss)

Banc of America Securities LLC	$3,200	12/17/18	3 month LIBOR	4.750%	$41,424	$(99,859)
	1,000	12/17/18	4.750%	3 month LIBOR	33,291	(15,030)
	1,000	12/17/28	3 month LIBOR	5.000	(52,614)	14,612
Credit Suisse First Boston Corp.	2,500	12/17/18	4.750	3 month LIBOR	49,773	(4,121)
	1,100	12/17/23	3 month LIBOR	4.750	13,511	(24,059)
	2,400	12/17/28	3 month LIBOR	5.000	(78,868)	(12,336)
	1,000	12/17/38	5.000	3 month LIBOR	(9,021)	55,265
Deutsche Bank Securities, Inc.	1,800	12/17/18	4.750	3 month LIBOR	31,500	1,370
	1,800	12/17/28	3 month LIBOR	5.000	(46,894)	(21,509)
JPMorgan Securities, Inc.	30,300	12/17/13	3 month LIBOR	4.250	(211,782)	75,884
	47,300	12/17/15	4.500	3 month LIBOR	188,068	254,245
	1,000	12/17/18	4.750	3 month LIBOR	33,359	(15,098)
	40,300	12/17/18	3 month LIBOR	4.750	203,928	(939,848)
	7,900	12/17/23	3 month LIBOR	4.750	97,290	(173,046)
	5,500	12/17/28	3 month LIBOR	5.000	(83,051)	(125,958)
	1,900	12/17/38	5.000	3 month LIBOR	(17,870)	105,733

TOTAL					$192,044	$(923,755)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2008.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT II — At September 30, 2008, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Government Income	$91,500,000

Inflation Protected Securities	1,000,000

Short Duration Government	191,500,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

ABN Amro, Inc.	$1,000,000,000	2.25%	10/01/08	$1,000,062,500

Banc of America Securities LLC	1,500,000,000	2.25	10/01/08	1,500,093,750

Barclays Capital, Inc.	100,000,000	0.25	10/01/08	100,000,694

Barclays Capital, Inc.	497,800,000	1.00	10/01/08	497,813,828

Barclays Capital, Inc.	5,850,000,000	2.25	10/01/08	5,850,365,625

Credit Suisse Securities (USA) LLC	150,000,000	1.80	10/01/08	150,007,500

Deutsche Bank Securities, Inc.	300,000,000	2.75	10/01/08	300,022,917

Greenwich Capital Markets	750,000,000	2.50	10/01/08	750,052,083

JPMorgan Securities	1,600,000,000	2.00	10/01/08	1,600,088,889

Merrill Lynch & Co., Inc.	2,000,000,000	1.50	10/01/08	2,000,083,333

Morgan Stanley & Co.	800,000,000	0.40	10/01/08	800,008,889

Morgan Stanley & Co.	500,000,000	1.75	10/01/08	500,024,306

UBS Securities LLC	950,000,000	1.50	10/01/08	950,039,583

TOTAL				$15,998,663,897

At September 30, 2008, the Joint Repurchase Agreement Account II was fully collateralized by Federal Farm Credit Bank 0.000%, due 01/08/09; Federal Home Loan Bank, 0.000% to 5.250%, due 10/27/08 to 06/05/17; Federal Home Loan Mortgage Corp., 3.250% to 7.500%, due 03/05/09 to 12/01/47; Federal National Mortgage Association, 3.000% to 15.500%, due 12/01/08 to 10/01/48 and U.S. Treasury Note, 7.500%, due 11/15/16. The aggregate market value of the collateral, including accrued interest, was $16,356,152,736.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Assets and Liabilities
September 30, 2008 (Unaudited)

Enhanced Income
Fund

Assets:

Investments in securities, at value (identified cost $264,554,255, $939,138,741, $97,752,555, $1,226,084,474 and $422,549,705, respectively)(a)	$261,683,793
Repurchase agreement, at value which equals cost	—
Securities lending collateral, at value which equals cost	78,494,988
Cash	—
Receivables:
Investment securities sold	4,137,876
Interest	1,470,571
Fund shares sold	1,227,700
Due from broker — swap collateral(b)	—
Due from broker — variation margin	414,963
Reimbursement from investment adviser	119,498
Securities lending income	56,015
Premium for swaps sold	—
Swap contracts, at value (includes upfront payments made of $0, $1,010,847, $27,744, $639,181 and $309,100, respectively)	—
Other assets	555

Total assets	347,605,959

Liabilities:

Due to Custodian	2,066,402
Payables:
Payable upon return of securities loaned	78,494,988
Investment securities purchased	—
Due to broker — variation margin	444,776
Fund shares redeemed	142,555
Amounts owed to affiliates	67,530
Income distribution	50,333
Forward sale contracts, at value (proceeds receivable $0, $37,648,438, $0, $387,892,187, $19,878,125, respectively)	—
Swap contracts, at value (includes upfront payments made (received) of $0, ($317,797), $45,369, $115,184 and $117,056, respectively)	227,285
Accrued expenses	143,333

Total liabilities	81,637,202

Net Assets:

Paid-in capital	352,145,522
Accumulated undistributed net investment income	2,008,587
Accumulated net realized gain (loss) from investment, futures and swap transactions	(85,256,732)
Net unrealized gain (loss) on investments, futures and swaps	(2,928,620)

NET ASSETS	$265,968,757

Net Assets:
Class A	$38,223,506
Class B	2,849,192
Class C	—
Institutional	224,625,939
Administration	270,120
Service	—
Class IR	—
Class R	—

Total Net Assets	$265,968,757

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	4,034,283
Class B	301,252
Class C	—
Institutional	23,733,762
Administration	28,470
Service	—
Class IR	—
Class R	—

Net asset value, offering and redemption price per share:(c)
Class A	$9.47
Class B	9.46
Class C	—
Institutional	9.46
Administration	9.49
Service	—
Class IR	—
Class R	—

(a)	Includes loaned securities having a market value of $76,831,810, $48,472,873, $27,696,890, $187,245,048 and $83,868,794 for the Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Government and Ultra-Short Duration Government Funds, respectively.
(b)	Represents restricted cash on deposit with the counterparties as collateral for swaps for the Government Income, Inflation Protected Securities, Short Duration Government and Ultra-Short Duration Government Funds.
(c)	Maximum public offering price per share for Class A shares of the Enhanced Income and Ultra-Short Duration Government Funds (NAV per share multiplied by 1.0152), Short Duration Government Fund (NAV per share multiplied by 1.0204), Government Income Fund (NAV per share multiplied by 1.0471) and Inflation Protected Securities Fund (NAV per share multiplied by 1.0475) is $9.61, $9.14, $10.29, $15.42 and $11.02, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

			Ultra-Short
Government Income	Inflation Protected	Short Duration	Duration Government
Fund	Securities Fund	Government Fund	Fund

$915,427,096	$92,120,256	$1,222,983,440	$409,473,007
91,500,000	1,000,000	191,500,000	—
50,750,430	28,841,528	191,298,349	85,715,886
2,049,274	74,244	80,212	—

69,302,585	—	404,718,718	37,349,638
5,104,495	491,528	6,272,406	2,337,211
5,746,849	411,370	12,721,856	1,165,870
1,300,000	—	3,251,184	2,006,223
413,526	8,531	537,144	703,116
33,570	36,847	88,170	5,086
13,668	19,495	88,916	46,644
—	6,491	—	—
5,791,123	31,788	985,238	691,464
60,482	—	49,851	1,067

1,147,493,098	123,042,078	2,034,575,484	539,495,212

—	—	—	13,019,187

50,750,430	28,841,528	191,298,349	85,715,886
91,119,141	—	53,936,979	11,966,627
2,520,469	35,930	5,805,027	847,918
2,606,538	1,592,576	47,842,863	3,132,961
663,917	43,468	748,302	190,543
893,597	43,777	502,040	449,163
37,608,767	—	382,709,232	19,849,071
4,666,211	53,055	2,211,945	1,423,175
258,482	135,699	161,444	131,816

191,087,552	30,746,033	685,216,181	136,726,347

969,983,676	95,404,652	1,344,880,554	565,615,799
3,458,293	2,245,453	2,663,460	1,588,401
7,005,323	304,121	(4,459,696)	(150,324,608)
(24,041,746)	(5,658,181)	6,274,985	(14,110,727)

$956,405,546	$92,296,045	$1,349,359,303	$402,768,865

$513,218,995	$47,793,596	$473,108,716	$115,452,435
46,020,530	—	6,589,696	—
31,215,513	7,541,572	54,194,678	—
291,927,322	36,940,574	707,302,257	283,736,161
—	—	—	—
74,002,913	—	108,153,448	3,570,203
10,155	10,172	10,508	10,066
10,118	10,131	—	—

$956,405,546	$92,296,045	$1,349,359,303	$402,768,865

34,831,576	4,543,954	46,934,112	12,828,970
3,123,066	—	656,129	—
2,119,235	714,783	5,410,294	—
19,839,034	3,502,469	70,385,873	31,513,181
—	—	—	—
5,033,717	—	10,776,295	394,865
689	965	1,042	1,119
687	962	—	—

$14.73	$10.52	$10.08	$9.00
14.74	—	10.04	—
14.73	10.55	10.02	—
14.71	10.55	10.05	9.00
—	—	—	—
14.70	—	10.04	9.04
14.73	10.54	10.08	9.00
14.73	10.54	—	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Operations
For the Six Months Ended September 30, 2008 (Unaudited)

Enhanced Income
Fund

Investment income:

Interest (including securities lending income of $85,340, $143,552, $54,605, $378,979 and $104,288, respectively)	$4,929,399

Expenses:

Management fees	339,469
Transfer Agent fees(a)	73,596
Distribution and Service fees(a)	65,867
Professional fees	91,509
Registration fees	48,764
Printing fees	41,771
Custody and accounting fees	22,955
Service share fees — Service Plan	—
Service share fees — Shareholder Administration Plan	—
Trustee fees	7,018
Amortization of offering costs	—
Administration share fees	336
Other	1,680

Total expenses	692,965

Less — expense reductions	(283,174)

Net expenses	409,791

NET INVESTMENT INCOME	4,519,608

Realized and unrealized gain (loss) from investment, futures and swap transactions:

Net realized gain (loss) from:
Investment transactions	(1,048,728)
Futures transactions	1,067,375
Swap contracts	—
Net change in unrealized gain (loss) on:
Investments	(4,133,827)
Futures	(359,954)
Swap contracts	(227,285)

Net realized and unrealized loss from investment, futures and swap transactions	(4,702,419)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(182,811)

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Administration	Service	Class IR	Class R
Enhanced Income	$49,456	$16,410	N/A	N/A	$25,717	$2,134	N/A	$45,692	$53	N/A	N/A	N/A
Government Income	626,047	237,660	$147,145	$26	325,545	30,896	$19,129	60,604	N/A	$13,040	$7	$7
Inflation Protected Securities	43,069	N/A	25,243	26	22,396	N/A	3,282	4,727	N/A	N/A	7	7
Short Duration Government	509,922	36,476	210,753	N/A	265,160	4,742	27,398	147,160	N/A	12,046	7	N/A
Ultra-Short Duration Government	138,568	N/A	N/A	N/A	72,055	N/A	N/A	73,582	N/A	719	7	N/A

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

			Ultra-Short
Government Income	Inflation Protected	Short Duration	Duration Government
Fund	Securities Fund	Government Fund	Fund

$23,736,936	$2,956,917	$25,870,090	$10,347,246

2,554,308	104,214	3,070,895	964,734
449,228	30,419	456,513	146,363
1,010,878	68,338	757,151	138,568
68,802	34,807	78,712	67,288
31,047	38,696	62,774	44,201
44,754	7,941	68,864	42,238
94,095	28,294	78,391	43,609
81,499	—	75,289	4,495
81,499	—	75,289	4,495
7,018	7,018	7,018	7,018
—	156,086	—	—
—	—	—	—
39,403	15,084	35,012	6,856

4,462,531	490,897	4,765,908	1,469,865

(306,241)	(299,882)	(348,914)	(124,519)

4,156,290	191,015	4,416,994	1,345,346

19,580,646	2,765,902	21,453,096	9,001,900

(177,588)	209,932	2,912,324	(783,009)
4,113,437	21,503	1,341,048	237,048
1,486,940	25,058	(1,110,423)	(627,499)

(21,165,623)	(6,734,703)	(9,480,383)	(6,055,279)
(1,986,828)	(39,951)	427,553	510,362
(5,222,107)	(20,901)	688,615	774,818

(22,951,769)	(6,539,062)	(5,221,266)	(5,943,559)

$(3,371,123)	$(3,773,160)	$16,231,830	$3,058,341

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Enhanced Income Fund
	For the
	Six Months Ended	For the Period	For the
	September 30, 2008	November 1, 2007 to	Year Ended
	(Unaudited)	March 31, 2008*	October 31, 2007

From operations:

Net investment income	$4,519,608	$4,785,316	$11,804,717
Net realized gain (loss) from investment, futures and swap transactions	18,647	(2,805,478)	(1,198,957)
Payments by affiliates relating to certain investment transactions	—	—	84,892
Net change in unrealized gain (loss) on investments, futures and swaps	(4,721,066)	1,711,955	1,013,168

Net increase (decrease) in net assets resulting from operations	(182,811)	3,691,793	11,703,820

Distributions to shareholders:

From net investment income
Class A Shares	(703,786)	(618,602)	(1,560,570)
Class B Shares	(46,136)	(52,976)	(81,708	)(b)
Class C Shares	—	—	—
Institutional Shares	(4,457,263)	(4,402,325)	(10,420,581)
Administration Shares	(4,888)	(4,537)	(32,595)
Service Shares	—	—	—
Class IR Shares(c)	—	—	—
Class R Shares(c)	—	—	—

Total distributions to shareholders	(5,212,073)	(5,078,440)	(12,095,454)

From share transactions:

Net proceeds from sales of shares	65,986,097	46,573,237	274,886,067
Proceeds received in connection with merger	—	—	49,242,410
Reinvestment of distributions	4,946,125	4,677,812	9,178,668
Cost of shares redeemed	(71,921,350)	(59,710,474)	(262,183,456)

Net increase (decrease) in net assets resulting from share transactions	(989,128)	(8,459,425)	71,123,689

TOTAL INCREASE (DECREASE)	(6,384,012)	(9,846,072)	70,732,055

Net assets:

Beginning of period	272,352,769	282,198,841	211,466,786

End of period	$265,968,757	$272,352,769	$282,198,841

Accumulated undistributed net investment income	$2,008,587	$2,701,052	$2,956,463

* The Fund changed its fiscal year end from October 31 to March 31.
(a) Commenced operations on August 31, 2007.
(b) Commenced operations on June 20, 2007.
(c) Commenced operations on November 30, 2007.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund			Inflation Protected Securities Fund(a)
For the			For the
Six Months Ended	For the Period	For the	Six Months Ended	For the
September 30, 2008	November 1, 2007 to	Year Ended	September 30, 2008	Period Ended
(Unaudited)	March 31, 2008*	October 31, 2007	(Unaudited)	March 31, 2008

$19,580,646	$16,289,920	$28,771,075	$2,765,902	$335,127
5,422,789	18,082,409	(4,693,240)	256,493	47,628
—	—	—	—	—
(28,374,558)	(3,447,393)	15,329,835	(6,795,555)	1,137,374

(3,371,123)	30,924,936	39,407,670	(3,773,160)	1,520,129

(9,460,850)	(7,959,110)	(15,164,674)	(349,027)	(44,435)
(718,870)	(684,993)	(929,692)	—	—
(441,562)	(347,002)	(571,212)	(32,506)	(2,068)
(6,246,528)	(5,949,169)	(9,933,380)	(290,459)	(137,283)
—	—	—	—	—
(1,188,307)	(887,342)	(1,269,402)	—	—
(204)	(146)	—	(106)	(93)
(184)	(132)	—	(80)	(77)

(18,056,505)	(15,827,894)	(27,868,360)	(672,178)	(183,956)

275,969,020	303,222,484	515,906,529	83,114,116	34,022,583
—	—	191,467,247	—	—
13,143,424	11,998,861	22,514,819	598,389	181,246
(263,479,686)	(253,423,430)	(504,773,300)	(21,943,855)	(567,269)

25,632,758	61,797,915	225,115,295	61,768,650	33,636,560

4,205,130	76,894,957	236,654,605	57,323,312	34,972,733

952,200,416	875,305,459	638,650,854	34,972,733	—

$956,405,546	$952,200,416	$875,305,459	$92,296,045	$34,972,733

$3,458,293	$1,934,152	$1,915,675	$2,245,453	$151,729

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Short Duration Government Fund
	For the
	Six Months Ended	For the Period	For the
	September 30, 2008	November 1, 2007 to	Year Ended
	(Unaudited)	March 31, 2008*	October 31, 2007

From operations:

Net investment income	$21,453,096	$18,420,189	$34,460,079
Net realized gain (loss) from investment, futures and swap transactions	3,142,949	26,469,067	(2,171,745)
Net change in unrealized gain (loss) on investments, futures and swaps	(8,364,215)	6,453,933	13,809,945

Net increase in net assets resulting from operations	16,231,830	51,343,189	46,098,279

Distributions to shareholders:

From net investment income
Class A Shares	(7,244,129)	(5,537,180)	(11,015,681)
Class B Shares	(108,170)	(116,865)	(379,726)
Class C Shares	(592,362)	(435,474)	(1,036,583)
Institutional Shares	(14,358,089)	(11,037,626)	(22,217,549)
Service Shares	(985,813)	(130,830)	(333,877)
Class IR Shares(a)	(197)	(134)	—

Total distributions to shareholders	(23,288,760)	(17,258,109)	(34,983,416)

From share transactions:

Net proceeds from sales of shares	615,526,848	396,783,443	572,642,236
Reinvestment of distributions	20,311,623	15,256,803	28,636,582
Cost of shares redeemed	(492,288,368)	(213,921,053)	(491,981,534)

Net increase (decrease) in net assets resulting from share transactions	143,550,103	198,119,193	109,297,284

TOTAL INCREASE (DECREASE)	136,493,173	232,204,273	120,412,147

Net assets:

Beginning of period	1,212,866,130	980,661,857	860,249,710

End of period	$1,349,359,303	$1,212,866,130	$980,661,857

Accumulated undistributed net investment income	$2,663,460	$4,499,124	$2,517,491

* The Fund changed its fiscal year end from October 31 to March 31.
(a) Commenced operations on November 30, 2007.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Ultra-Short Duration Government Fund
For the
Six Months Ended	For the Period	For the
September 30, 2008	November 1, 2007 to	Year Ended
(Unaudited)	March 31, 2008*	October 31, 2007

$9,001,900	$8,815,631	$19,158,585
(1,173,460)	4,565,596	(3,703,946)
(4,770,099)	(11,440,610)	8,667,501

3,058,341	1,940,617	24,122,140

(2,096,505)	(1,723,045)	(4,995,482)
—	—	—
—	—	—
(7,546,012)	(8,066,469)	(17,981,942)
(64,921)	(63,691)	(607,676)
(204)	(151)	—

(9,707,642)	(9,853,356)	(23,585,100)

199,955,887	85,176,903	288,679,993
6,330,993	6,086,154	13,447,997
(313,139,007)	(84,212,525)	(243,345,377)

(106,852,127)	7,050,532	58,782,613

(113,501,428)	(862,207)	59,319,653

516,270,293	517,132,500	457,812,847

$402,768,865	$516,270,293	$517,132,500

$1,588,401	$2,294,143	$2,658,627

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements
September 30, 2008 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following are Goldman Sachs Funds included in this report (collectively, the “Funds” or individually a “Fund”), the share classes offered by each Fund and their diversification status under the Act:

Fund	Share Classes Offered	Diversified/Non-diversified

Enhanced Income	A, B, Institutional and Administration	Diversified

Government Income	A, B, C, Institutional, Service, IR and R	Diversified

Inflation Protected Securities	A, C, Institutional, IR and R	Diversified

Short Duration Government	A, B, C, Institutional, Service and IR	Diversified

Ultra-Short Duration Government	A, Institutional, Service and IR	Diversified

Class A shares charge a maximum initial sales charge of 1.50% for Enhanced Income and Ultra-Short Duration Government, 2.00% for Short Duration Government and 4.50% for Government Income and Inflation Protected Securities. The contingent deferred sales charge for Class B Shares is 5.00% maximum declining to zero after six years for Enhanced Income and Government Income and 2.00% maximum declining to zero after three years for Short Duration Government. The Class C Shares of Short Duration Government, Government Income and Inflation Protected Securities have a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Administration, Service, Class IR and Class R Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement, receives such sales charges and may retain a portion of such sales charges.
Goldman Sachs Asset Management, L.P., (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Funds.
The Enhanced Income, Government Income, Short Duration Government and Ultra-Short Duration Government Funds changed their fiscal year end from October 31 to March 31. GSAM has agreed to reimburse these Funds for any costs associated with changing the Funds fiscal year ends.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with Generally Accepted Accounting Principles in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect amounts. Actual results could differ from those estimates.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. The Funds’ investments for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Board of Trustees. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ net asset value per share. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Certain mortgage security paydown gains and losses are recorded as interest income (loss) and are included in interest income in the accompanying Statements of Operations.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared and Paid	Declared and Paid

Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Government and Ultra-Short Duration Government	Daily/Monthly	Annually

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2008 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, or capital.
GSAM has reviewed the tax positions for the Funds under Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) for the open tax years (tax years ended October 31, 2005-2007 and March 31, 2008) and determined that the application of FIN 48 did not have a material impact on the Funds’ financial statements. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on a U.S. income tax return.

E. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. For futures contracts, the Funds segregate sufficient cash and/or securities to cover any commitments under these contracts.

F. Mortgage and Asset-Backed Securities — The Funds may invest in mortgage and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, Real Estate Mortgage Investment Conduit pass-through or participation certificates, and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of some mortgage- and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage- or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage- and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, adjustments are made to the cost of the security on a daily basis until maturity. These adjustments are included in interest income. Payments received for PO’s, typically monthly, are treated as a proportionate reduction to the reduction in par of the cost basis of the securities and excess amounts are recorded as gains. All gains and losses resulting from principal payments are classified as interest income in the accompanying Statement of Operations.

G. Mortgage Dollar Rolls — The Funds may enter into mortgage “dollar rolls” in which the Funds sell securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.
During the settlement period between sale and repurchase, the Funds will not be entitled to accrued interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds of the transaction may be restricted pending a determination by, or with respect to, the other party.

H. Repurchase Agreements — The Funds may enter into repurchase agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. In addition, the Funds’ credit exposure is allocated to the underlying repurchase counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2008 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

I. Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Swap transactions are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Funds may be required to post collateral under the terms of a swap contract. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds, and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market, liquidity, elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. When entering into swap contracts, a Fund must set aside liquid assets or engage in other appropriate measures to cover its obligations under the swap contract. The Funds may invest in the following types of swaps:
A credit default swap agreement involves one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically a corporate issuer or an issuer within an index on its obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of a corporate issuer or to take an active long or short position with respect to the likelihood of a particular issuer’s default. If the Fund enters into a buy contract and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty. If a credit event occurs, the seller of protection may be required to pay the Fund the notional value of the credit default swap on the specified reference obligation. As a seller of protection, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund enters into a sale contract and a credit event occurs, in addition to the credit exposure the Fund has on the other assets held in its portfolio, the value of the reference obligation received by the Fund reduced by the periodic payments previously received may be less than the maximum payout amount the Fund pays to the counterparty, resulting in a loss to the Fund. Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly.
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
Swaps are marked-to-market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as unrealized gain or loss. Upfront payments made and/or received by the Funds are recorded as an asset and/or liability on the Statements of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps, which are recorded as a realized gain or loss ratably beginning on the effective start date. Periodic payments received or made on swap contracts are recorded as a realized gain or loss on the Statements of Operations. Gains or losses are also realized upon early termination of the swap agreements or, with respect to credit default swaps, when a credit event occurs and recorded as realized gains from swaps on the Statements of Operations.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

J. Treasury Inflation-Protected Securities — The Funds may invest in Treasury Inflation-Protected Securities (“TIPS”), specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers (“CPIU”). The adjustments to principal due to inflation are reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

K. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (To Be Announced) securities and enter into contracts to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. When-issued securities are securities that have been authorized, but not yet issued in the market. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Funds at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement if GSAM deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Board of Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the six months ended September 30, 2008, GSAM received a Management fee on a contractual basis at the following rates:

	Contractual Management Rate
	Up to	Next	Next	Next	Over	Effective	Management Rate
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	(after waivers)

Enhanced Income	0.25%	0.23%	0.22%	0.22%	0.22%	0.25%	0.20	%*

Government Income	0.54	0.49	0.47	0.46	0.45	0.54	0.54

Inflation Protected Securities	0.33	0.30	0.28	0.27	0.26	0.33	0.25	*

Short Duration Government	0.50	0.45	0.43	0.42	0.41	0.49	0.49

Ultra-Short Duration Government	0.40	0.36	0.34	0.33	0.32	0.40	0.40

Effective July 1, 2008, GSAM implemented these additional asset level breakpoints to its contractual Management rate.

*	GSAM voluntarily agreed to waive a portion of its Management fee in order to achieve an effective fee of 0.20% and 0.25% as an annual percentage rate of average daily net assets for the Enhanced Income and Inflation Protected Securities Funds, respectively, for the six months ended September 30, 2008.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2008 (Unaudited)

3. AGREEMENTS (continued)

B. Distribution Agreement and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75%, 0.75% and 0.50% of each Fund’s average daily net assets attributable to Class A, Class B, Class C and Class R Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Class B and Class C Shares. With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plans does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority. For the six months ended September 30, 2008, Goldman Sachs has voluntarily agreed to waive a portion of the Distribution and Service fees equal to 0.15% of the average daily net assets attributable to the Class B Shares of Short Duration Government.
Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the six months ended September 30, 2008, Goldman Sachs advised the Funds that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Load	Sales Charge
Fund	Class A	Class B	Class C

Enhanced Income	$700	$—	N/A

Government Income	18,900	100	—

Inflation Protected Securities	18,500	N/A	—

Short Duration Government	13,600	—	—

Ultra-Short Duration Government	2,500	N/A	N/A

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.13% of the average daily net asset value for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional, Administration and Service Shares.

D. Service Plan and Shareholder Administration Plans — The Trust, on behalf of the Government Income, Short Duration Government and Ultra-Short Duration Government, has adopted a Service Plan and a Shareholder Administration Plan for the Service Shares. In addition, the Trust on behalf of Enhanced Income, has adopted an Administration Plan for Administration Shares. These plans allow for Service and Administration Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who each are beneficial owners of such shares. The Service Plan, Shareholder Administration Plan and Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% of the average daily net assets of the Service and Administration Shares.

E. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” (excluding Management fees, Distribution and Service fees, Transfer agent fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations for the Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Government and Ultra-Short

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. AGREEMENTS (continued)

Duration Government as an annual percentage rate of average daily net assets were 0.014%, 0.004%, 0.044%, 0.004% and 0.054%, respectively.
In addition, the Funds have entered into certain offset arrangements with the custodian and transfer agent resulting in a reduction of the Funds’ expense. For the six months ended September 30, 2008, these expense reductions, including any waivers and expense reimbursements, were as follows (in thousands):

	Fee Waivers
		Class B	Other	Expense Credits		Total
	Management	Distribution and	Expense	Custody	Transfer Agent	Expense
Fund	Fees	Service Fees	Reimbursement	Fee	Fee	Reductions

Enhanced Income	$68	N/A	$205	$9	$1	$283

Government Income	—	$—	246	56	4	306

Inflation Protected Securities	25	N/A	274	1	—	300

Short Duration Government	—	5	306	36	2	349

Ultra-Short Duration Government	—	N/A	81	43	1	125

As of September 30, 2008, the amounts owed to affiliates of the Funds were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Fund	Fees	Fees	Agent Fees	Total

Enhanced Income	$45	$11	$12	$68

Government Income	423	167	74	664

Inflation Protected Securities	20	16	7	43

Short Duration Government	535	133	80	748

Ultra-Short Duration Government	143	25	23	191

4. FAIR VALUE OF INVESTMENTS

For the period ended September 30, 2008, the Funds adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2008 (Unaudited)

4. FAIR VALUE OF INVESTMENTS (continued)

As required by FAS 157, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The following is a summary of the levels within the fair value hierarchy in which the Funds invest:

	Enhanced Income				Government Income
	Investments in	Investments in			Investments in	Investments in
	Securities	Securities	Derivatives-	Derivatives-	Securities	Securities	Derivatives-	Derivatives-
Level	Long-Assets	Short-Liabilities	Assets	Liabilities	Long-Assets	Short-Liabilities	Assets	Liabilities

Level 1	$147,561,520	$—	$322,934	$(153,807)	$93,964,438	$—	$666,225	$(832,265)
Level 2	192,617,261	—	—	(227,285)	963,713,088	(37,608,767)	5,791,123	(4,666,211)
Level 3	—	—	—	—	—	—	—	—

Total	$340,178,781	$—	$322,934	$(381,092)	$1,057,677,526	$(37,608,767)	$6,457,348	$(5,498,476)

	Inflation Protected Securities				Short Duration Government
	Investments in	Investments in			Investments in	Investments in
	Securities	Securities	Derivatives-	Derivatives-	Securities	Securities	Derivatives-	Derivatives-
Level	Long-Assets	Short-Liabilities	Assets	Liabilities	Long-Assets	Short-Liabilities	Assets	Liabilities

Level 1	$120,961,784	$—	$446	$(22,686)	$295,518,953	$—	$5,943,768	$—
Level 2	1,000,000	—	31,788	(53,055)	1,310,262,836	(382,709,232)	985,238	(2,211,945)
Level 3	—	—	—	—	—	—	—	—

Total	$121,961,784	$—	$32,234	$(75,741)	$1,605,781,789	$(382,709,232)	$6,929,006	$(2,211,945)

	Ultra-Short Duration Government
	Investments in	Investments in
	Securities	Securities	Derivatives-	Derivatives-
Level	Long-Assets	Short-Liabilities	Assets	Liabilities

Level 1	$107,758,281	$—	$737,478	$(876,806)
Level 2	387,430,612	(19,849,071)	691,464	(1,423,175)
Level 3	—	—	—	—

Total	$495,188,893	$(19,849,071)	$1,428,942	$(2,299,981)

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2008, were as follows:

			Sales and	Sales and
	Purchases of	Purchases (Excluding	Maturities of	Maturities (Excluding
	U.S. Government and	U.S. Government and	U.S. Government and	U.S. Government and
Fund	Agency Obligations	Agency Obligations)	Agency Obligations	Agency Obligations)

Enhanced Income	$142,720,249	$21,081,527	$35,756,050	$32,158,007

Government Income	953,559,841	27,910,000	753,562,559	67,832,605

Inflation Protected Securities	80,252,032	1,325,000	13,947,402	1,725,000

Short Duration Government	862,778,264	—	352,430,374	—

Ultra-Short Duration Government	223,801,674	70,278,675	148,223,092	77,166,020

For the six months ended September 30, 2008, Goldman Sachs earned approximately $11,200, $56,100, $800, $82,300 and $23,700 of brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Government and Ultra-Short Duration Government Funds, respectively.

6. SECURITIES LENDING

The Funds may lend their securities through an agreement with their custodian, State Street Bank and Trust Company (“SSB”). In accordance with the Funds’ security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, in accordance with the Funds’ valuation policies or, if applicable, by the valuation procedures established by the Board of Trustees, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
The Funds invest the cash collateral received in connection with securities lending transactions in the State Street Navigator Securities Lending Prime Portfolio (the “Portfolio”). The Portfolio is a private, registered money market fund and is managed by State Street Global Advisors (“SSgA”). The Portfolio has been established primarily for the investment of cash collateral on behalf of funds participating in SSB’s securities lending program and complies with the requirements of Rule 2a-7 of the 1940 Act. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. Both the Funds and SSB receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended September 30, 2008, are reported parenthetically under Investment Income on the Statements of Operations. Effective October 2, 2008, the Funds suspended this program but may resume lending securities in the future.

7. LINE OF CREDIT FACILITY

The Funds participate in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having a management agreement with GSAM or affiliates. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2008, the Funds did not have any borrowings under the facility. Prior to May 13, 2008, the amount of the facility was $450,000,000.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2008 (Unaudited)

8. TAX INFORMATION

As of the most recent fiscal year end March 31, 2008, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows. Expiration occurs on March 31 of the year indicated.

			Inflation		Ultra-Short
	Enhanced	Government	Protected	Short Duration	Duration
	Income	Income	Securities	Government	Government

Capital loss carryforward[1]
Expiring 2009	$(7,623,028)	$—	$—	$—	$—
Expiring 2010	(65,331,932)	—	—	—	(54,428,662)
Expiring 2011	—	—	—	—	(55,920,321)
Expiring 2012	(7,658,641)	—	—	—	(24,528,394)
Expiring 2013	(352,397)	—	—	—	(7,818,636)
Expiring 2014	(320,682)	—	—	(1,514,348)	(2,842,873)
Expiring 2015	(987,433)	—	—	—	(4,261,952)
Expiring 2016	(2,472,185)	—	—	—	—

Total capital loss carryforward	$(84,746,298)	$—	$—	$(1,514,348)	$(149,800,838)

Timing differences (income distribution payable, swap income receivable, straddles)	$(75,848)	$(1,477,137)	$(77,053)	$(977,482)	$(188,292)

1 Expiration occurs on March 31 of the year indicated.

As of September 30, 2008, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

			Inflation		Ultra-Short
	Enhanced	Government	Protected	Short Duration	Duration
	Income	Income	Securities	Government	Government

Tax Cost	$343,064,165	$1,080,455,368	$127,594,083	$1,605,872,601	$507,160,770

Gross unrealized gain	366,190	9,153,154	—	6,711,675	2,412,414
Gross unrealized loss	(3,251,574)	(31,930,996)	(5,632,299)	(6,802,487)	(14,384,291)

Net unrealized security loss	$(2,885,384)	$(22,777,842)	$(5,632,299)	$(90,812)	$(11,971,877)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences related to the tax treatment of non-periodic swap payments, amortization of swaps, market discount accretion and premium amortization and mark-to-market gain (losses) on regulated future contracts as of the most recent fiscal year end.

9. OTHER RISKS

Funds’ Shareholder Concentration — Certain Goldman Sachs Fund of Fund Portfolios may invest a significant percentage of its assets in the Funds. In the event the Fund of Funds Portfolios experience significant redemptions and/or reallocations, the Funds may be exposed to liquidity risk. In particular, the Fund may encounter difficulty meeting redemptions if unusual market conditions create an unfavorable environment in which the Fund is forced to liquidate its securities. The Goldman Sachs Balanced Strategy Portfolio was a beneficial owner of approximately 18% (as a percentage of outstanding shares) of the Short Duration Government Fund as of September 30, 2008.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

9. OTHER RISKS (continued)

Indemnifications — Under the Trust’s organizational documents, its Board of Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown; as this would involve future claims that may be against the Funds that have not yet occurred. However, the Funds believe the risk of loss under these arrangements to be remote.

Market and Credit Risk — In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The Funds may be exposed to additional credit risk that an institution or other entity with which the Funds have unsettled or open transactions will default.

10. OTHER MATTERS

Mergers and Reorganizations — At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free reorganization of the AXA Enterprise Short Duration Bond Fund by the Enhanced Income Fund. The reorganization was completed on June 25, 2007, as of the close of business on June 22, 2007.
Pursuant to the Reorganization Agreement, the assets and liabilities of the AXA Enterprise Short Duration Bond Fund’s (“Acquired Fund”) Class A, Class C, Class B, and Class Y were transferred into the Enhanced Income Fund’s (“Survivor Fund”) Class A, Class A, Class B and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

Enhanced Income Class A/
AXA Enterprise Short Duration Bond Class A	1,504,220	$14,651,159	1,499,156
AXA Enterprise Short Duration Bond Class C	408,696	3,979,698	408,097

Enhanced Income Class B/
AXA Enterprise Short Duration Bond Class B	577,740	5,628,639	577,041

Enhanced Income Institutional Class/
AXA Enterprise Short Duration Bond Class Y	2,570,257	24,982,914	2,556,947

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the reorganization) and the Acquired Fund’s unrealized depreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforward may be substantially limited under the Code.

	Survivor Fund’s	Acquired Fund’s	Survivor Fund’s
	Aggregate Net	Aggregate Net	Aggregate Net	Acquired Fund’s	Acquired Fund’s
	Assets before	Assets before	Assets Immediately	Unrealized	Capital Loss
Survivor/Acquired Fund	reorganization	reorganization	after reorganization	Depreciation	Carryforward

Enhanced Income/AXA Enterprise Short Duration Bond	$238,263,199	$49,242,410	$287,505,609	$(361,022)	$(733,435)

At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free reorganization of the AXA Enterprise Government Securities Fund by the Government Income Fund. The reorganization was completed on June 25, 2007, as of the close of business on June 22, 2007.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2008 (Unaudited)

10. OTHER MATTERS (continued)

Pursuant to the Agreement, the assets and liabilities of the AXA Enterprise Government Securities Fund’s (“Acquired Fund”) Class A, Class B, Class C and Class Y were transferred into the Government Income Fund’s (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

Government Income Class A/
AXA Enterprise Government Securities Class A	6,461,281	$93,107,147	7,706,071

Government Income Class B/
AXA Enterprise Government Securities Class B	2,505,840	36,109,241	2,994,225

Government Income Class C/
AXA Enterprise Government Securities Class C	721,863	10,394,862	861,769

Government Income Institutional Class/
AXA Enterprise Government Securities Class Y	3,603,605	51,855,997	4,300,003

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the reorganization) and the Acquired Fund’s unrealized depreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforwards may be limited under the Code.

	Survivor Fund’s	Acquired Fund’s	Survivor Fund’s
	Aggregate Net	Aggregate Net	Aggregate Net	Acquired Fund’s	Acquired Fund’s
	Assets before	Assets before	Assets Immediately	Unrealized	Capital Loss
Survivor/Acquired Fund	reorganization	reorganization	after reorganization	Carryforward	Carryforward

Government Income/AXA Enterprise Government Securities	$579,397,205	$191,467,247	$770,864,452	$(5,226,858)	$(1,329,091)

New Accounting Pronouncements — In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

10. OTHER MATTERS (continued)

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Enhanced Income Fund

	For the Six Months Ended
	September 30, 2008		For the Period November 1, 2007		For the Year Ended
	(Unaudited)		to March 31, 2008*		October 31, 2007

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,337,513	$12,842,502	1,296,262	$12,584,569	555,929	$5,406,587
Shares issued in connection with merger	—	—	—	—	1,912,916	18,630,857
Reinvestment of distributions	66,142	634,779	58,883	571,024	140,654	1,367,469
Shares converted from Class B(a)	17,891	171,814	5,318	51,534	2,551	24,718
Shares redeemed	(1,554,785)	(14,912,026)	(1,361,869)	(13,212,169)	(2,177,051)	(21,174,912)

	(133,239)	(1,262,931)	(1,406)	(5,042)	434,999	4,254,719

Class B Shares(b)
Shares sold	11,075	106,379	17,196	166,458	10,492	101,979
Shares issued in connection with merger	—	—	—	—	577,740	5,628,639
Reinvestment of distributions	4,371	41,893	5,033	48,734	6,108	59,256
Shares converted to Class A(a)	(17,910)	(171,814)	(5,326)	(51,534)	(2,553)	(24,718)
Shares redeemed	(59,023)	(565,376)	(193,280)	(1,874,334)	(52,671)	(511,081)

	(61,487)	(588,918)	(176,377)	(1,710,676)	539,116	5,254,075

Institutional Shares
Shares sold	5,493,253	52,842,229	3,492,898	33,812,778	27,728,678	269,330,701
Shares issued in connection with merger	—	—	—	—	2,570,257	24,982,914
Reinvestment of distributions	445,068	4,265,630	418,551	4,054,222	795,383	7,723,427
Shares redeemed	(5,848,567)	(56,255,249)	(4,607,973)	(44,623,637)	(24,600,060)	(238,973,405)

	89,754	852,610	(696,524)	(6,756,637)	6,494,258	63,063,637

Administration Shares
Shares sold	20,368	194,987	970	9,432	4,808	46,800
Reinvestment of distributions	397	3,823	395	3,832	2,935	28,516
Shares redeemed	(19,749)	(188,699)	(34)	(334)	(156,950)	(1,524,058)

	1,016	10,111	1,331	12,930	(149,207)	(1,448,742)

NET INCREASE (DECREASE)	(103,956)	$(989,128)	(872,976)	$(8,459,425)	7,319,166	$71,123,689

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2008 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Government Income Fund

	For the Six Months Ended
	September 30, 2008		For the Period November 1, 2007		For the Year Ended
	(Unaudited)		to March 31, 2008*		October 31, 2007

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	8,446,642	$125,681,080	9,583,017	$144,809,165	11,100,966	$162,432,495
Shares issued in connection with merger	—	—	—	—	6,461,281	93,107,147
Reinvestment of distributions	518,751	7,691,135	434,854	6,568,518	907,084	13,282,650
Shares converted from Class B(a)	152,218	2,261,135	149,146	2,253,233	169,233	2,476,331
Shares redeemed	(8,272,919)	(123,229,023)	(5,590,153)	(84,097,663)	(18,784,433)	(274,422,464)

	844,692	12,404,327	4,576,864	69,533,253	(145,869)	(3,123,841)

Class B Shares
Shares sold	518,856	7,715,835	562,124	8,509,326	346,259	5,066,836
Shares issued in connection with merger	—	—	—	—	2,505,840	36,109,241
Reinvestment of distributions	39,137	580,437	37,289	563,144	50,897	745,608
Shares converted to Class A(a)	(152,218)	(2,261,135)	(149,146)	(2,253,233)	(169,170)	(2,476,331)
Shares redeemed	(604,668)	(8,987,839)	(468,170)	(7,055,782)	(671,903)	(9,819,541)

	(198,893)	(2,952,702)	(17,903)	(236,545)	2,061,923	29,625,813

Class C Shares
Shares sold	659,403	9,797,115	823,707	12,445,055	421,417	6,171,113
Shares issued in connection with merger	—	—	—	—	721,863	10,394,862
Reinvestment of distributions	20,474	303,419	16,718	252,347	27,700	405,555
Shares redeemed	(552,531)	(8,199,814)	(342,276)	(5,158,316)	(834,233)	(12,213,059)

	127,346	1,900,720	498,149	7,539,086	336,747	4,758,471

Institutional Shares
Shares sold	7,028,942	104,441,930	7,104,486	107,469,890	20,699,664	302,101,078
Shares issued in connection with merger	—	—	—	—	3,603,605	51,855,997
Reinvestment of distributions	267,515	3,960,061	275,300	4,152,451	514,165	7,520,966
Shares redeemed	(7,412,033)	(110,098,990)	(9,348,221)	(140,182,036)	(12,930,210)	(188,808,003)

	(115,576)	(1,696,999)	(1,968,435)	(28,559,695)	11,887,224	172,670,038

Service Shares
Shares sold	1,911,297	28,333,060	1,988,321	29,696,048	2,751,222	40,135,007
Reinvestment of distributions	41,137	607,982	30,663	462,123	38,309	560,040
Shares redeemed	(871,371)	(12,964,020)	(1,126,013)	(16,929,633)	(1,335,251)	(19,510,233)

	1,081,063	15,977,022	892,971	13,501,538	1,454,280	21,184,814

Class IR Shares(b)
Shares sold	—	—	666	10,000	—	—
Reinvestment of distributions	14	205	9	146	—	—

	14	205	675	10,146	—	—

Class R Shares(b)
Shares sold	—	—	666	10,000	—	—
Reinvestment of distributions	12	185	9	132	—	—

	12	185	675	10,132	—	—

NET INCREASE (DECREASE)	1,738,658	$25,632,758	3,982,996	$61,797,915	15,594,305	$225,115,295

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Commenced operations on November 30, 2007.

(c)	Commenced operations on August 31, 2007.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Inflation Protected Securities Fund(c)

For the Six Months Ended
September 30, 2008		For the Period ended
(Unaudited)		March 31, 2008

Shares	Dollars	Shares	Dollars

3,773,204	$41,332,630	1,827,532	$19,883,439
—	—	—	—
28,741	307,038	3,856	42,541
—	—	—	—
(1,078,144)	(11,667,787)	(11,235)	(123,150)

2,723,801	29,971,881	1,820,153	19,802,830

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

665,700	7,285,844	279,856	3,101,422
—	—	—	—
2,718	28,903	169	1,858
(226,436)	(2,470,816)	(7,224)	(80,254)

441,982	4,843,931	272,801	3,023,026

3,124,701	34,495,642	1,081,186	11,017,722
—	—	—	—
24,479	262,262	12,842	136,677
(706,171)	(7,805,252)	(34,568)	(363,865)

2,443,009	26,952,652	1,059,460	10,790,534

—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

—	—	947	10,000
9	106	9	93

9	106	956	10,093

—	—	947	10,000
8	80	7	77

8	80	954	10,077

5,608,809	$61,768,650	3,154,324	$33,636,560

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2008 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Government Fund

	For the Six Months Ended
	September 30, 2008		For the Period November 1, 2007		For the Year Ended
	(Unaudited)		to March 31, 2008*		October 31, 2007

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	27,563,263	$277,471,574	15,013,862	$150,628,759	15,820,287	$153,624,662
Reinvestment of distributions	625,185	6,279,954	502,136	5,043,447	980,967	9,526,790
Shares converted from Class B(a)	23,933	240,422	49,671	498,052	32,837	318,613
Shares redeemed	(20,128,940)	(201,831,950)	(7,659,190)	(76,806,669)	(19,403,622)	(188,008,832)

	8,083,441	82,160,000	7,906,479	79,363,589	(2,569,531)	(24,538,767)

Class B Shares
Shares sold	499	5,274	3,914	39,255	2,115	20,485
Reinvestment of distributions	8,174	81,806	8,847	88,408	29,630	286,693
Shares converted to Class A(a)	(24,029)	(240,422)	(49,821)	(498,052)	(32,939)	(318,613)
Shares redeemed	(118,073)	(1,183,194)	(122,338)	(1,218,573)	(547,812)	(5,295,058)

	(133,429)	(1,336,536)	(159,398)	(1,588,962)	(549,006)	(5,306,493)

Class C Shares
Shares sold	2,281,194	22,852,562	1,333,454	13,336,150	588,093	5,679,697
Reinvestment of distributions	40,134	400,625	29,328	292,658	71,934	694,288
Shares redeemed	(977,427)	(9,767,602)	(372,357)	(3,705,645)	(1,923,977)	(18,529,825)

	1,343,901	13,485,585	990,425	9,923,163	(1,263,950)	(12,155,840)

Institutional Shares
Shares sold	21,014,735	210,698,968	23,027,209	231,155,971	42,316,647	410,055,923
Reinvestment of distributions	1,261,471	12,629,802	973,802	9,742,989	1,847,941	17,902,846
Shares redeemed	(27,255,340)	(272,918,045)	(13,173,110)	(130,483,092)	(28,183,533)	(272,510,207)

	(4,979,134)	(49,589,275)	10,827,901	110,415,868	15,981,055	155,448,562

Service Shares
Shares sold	10,507,588	104,498,470	162,248	1,613,308	337,495	3,261,469
Reinvestment of distributions	91,802	919,238	8,925	89,167	23,362	225,965
Shares redeemed	(658,150)	(6,587,577)	(170,755)	(1,707,074)	(791,114)	(7,637,612)

	9,941,240	98,830,131	418	(4,599)	(430,257)	(4,150,178)

Class IR Shares(b)
Shares sold	—	—	1,009	10,000	—	—
Reinvestment of distributions	19	198	14	134	—	—

	19	198	1,023	10,134	—	—

NET INCREASE (DECREASE)	14,256,038	$143,550,103	19,566,848	$198,119,193	11,168,311	$109,297,284

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Ultra-Short Duration Government Fund

For the Six Months Ended
September 30, 2008		For the Period November 1, 2007		For the Year Ended
(Unaudited)		to March 31, 2008*		October 31, 2007

Shares	Dollars	Shares	Dollars	Shares	Dollars

7,632,767	$69,647,316	1,804,566	$16,707,769	4,105,876	$38,134,998
204,975	1,863,038	157,794	1,459,701	444,257	4,126,663
—	—	—	—	—	—
(4,897,927)	(44,578,316)	(3,563,189)	(33,017,558)	(6,261,470)	(58,152,489)

2,939,815	26,932,038	(1,600,829)	(14,850,088)	(1,711,337)	(15,890,828)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

14,242,823	130,147,794	7,386,366	68,349,848	26,946,983	250,368,552
484,573	4,415,218	494,418	4,574,185	947,193	8,800,976
(29,396,695)	(268,351,758)	(5,522,506)	(51,119,315)	(18,362,232)	(170,553,631)

(14,669,299)	(133,788,746)	2,358,278	21,804,718	9,531,944	88,615,897

17,502	160,777	11,734	109,286	18,916	176,443
5,750	52,533	5,610	52,117	55,799	520,358
(22,760)	(208,933)	(8,146)	(75,652)	(1,567,517)	(14,639,257)

492	4,377	9,198	85,751	(1,492,802)	(13,942,456)

—	—	1,080	10,000	—	—
23	204	16	151	—	—

23	204	1,096	10,151	—	—

(11,728,969)	$(106,852,127)	767,743	$7,050,532	6,327,805	$58,782,613

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations			Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2008 - A	$9.67	$0.15	$(0.18)	$(0.03)	$(0.17)
2008 - B	9.65	0.11	(0.16)	(0.05)	(0.14)
2008 - Institutional	9.66	0.16	(0.17)	(0.01)	(0.19)
2008 - Administration	9.68	0.15	(0.16)	(0.01)	(0.18)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	9.72	0.16	(0.04)	0.12	(0.17)
2008 - B	9.70	0.13	(0.04)	0.09	(0.14)
2008 - Institutional	9.70	0.17	(0.03)	0.14	(0.18)
2008 - Administration	9.72	0.17	(0.04)	0.13	(0.17)

FOR THE YEARS ENDED OCTOBER 31,

2007 - A	9.73	0.43	—	0.43	(0.44)
2007 - B (commenced June 20, 2007)	9.74	0.13	(0.02)	0.11	(0.15)
2007 - Institutional	9.72	0.47	(0.01)	0.46	(0.48)
2007 - Administration	9.71	0.44	0.02	0.46	(0.45)

2006 - A	9.68	0.37	0.04	0.41	(0.36)
2006 - Institutional	9.67	0.40	0.04	0.44	(0.39)
2006 - Administration	9.67	0.38	0.03	0.41	(0.37)

2005 - A	9.78	0.28	(0.10)	0.18	(0.28)
2005 - Institutional	9.77	0.32	(0.10)	0.22	(0.32)
2005 - Administration	9.78	0.30	(0.12)	0.18	(0.29)

2004 - A	9.99	0.25	(0.19)	0.06	(0.27)
2004 - Institutional	9.98	0.30	(0.20)	0.10	(0.31)
2004 - Administration	9.99	0.27	(0.19)	0.08	(0.29)

2003 - A	10.13	0.33	(0.15)	0.18	(0.32)
2003 - Institutional	10.12	0.37	(0.15)	0.22	(0.36)
2003 - Administration	10.13	0.33	(0.14)	0.19	(0.33)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$9.47	(0.31)%	$38,224	0.58	%(c)	3.05	%(c)	0.79	%(c)	2.84	%(c)	46%
9.46	(0.58)	2,849	1.33	(c)	2.30	(c)	1.54	(c)	2.09	(c)	46
9.46	(0.14)	224,626	0.24	(c)	3.39	(c)	0.45	(c)	3.18	(c)	46
9.49	(0.16)	270	0.49	(c)	3.13	(c)	0.70	(c)	2.92	(c)	46

9.67	1.32	40,286	0.58	(c)	3.90	(c)	0.76	(c)	3.72	(c)	8
9.65	0.91	3,501	1.33	(c)	3.16	(c)	1.51	(c)	2.98	(c)	8
9.66	1.47	228,300	0.24	(c)	4.26	(c)	0.42	(c)	4.08	(c)	8
9.68	1.36	266	0.49	(c)	4.29	(c)	0.67	(c)	4.11	(c)	8

9.72	4.43	40,505	0.61		4.46		0.79		4.28		87
9.70	1.16	5,230	1.36	(c)	3.87	(c)	1.54	(c)	3.69	(c)	87
9.70	4.82	236,210	0.25		4.82		0.43		4.64		87
9.72	4.88	254	0.50		4.40		0.68		4.22		87

9.73	4.26	36,333	0.62		3.77		0.78		3.61		67
9.72	4.66	173,430	0.25		4.15		0.41		3.99		67
9.71	4.29	1,703	0.50		3.91		0.66		3.75		67

9.68	1.88	65,645	0.64		2.94		0.79		2.80		49
9.67	2.28	301,362	0.25		3.34		0.40		3.19		49
9.67	1.92	2,568	0.50		3.09		0.65		2.94		49

9.78	0.63	150,537	0.65		2.61		0.73		2.53		51
9.77	1.04	492,276	0.25		3.02		0.33		2.94		51
9.78	0.79	38,881	0.50		2.75		0.58		2.67		51

9.99	1.77	378,378	0.65		3.28		0.71		3.22		41
9.98	2.18	1,106,956	0.25		3.65		0.31		3.59		41
9.99	1.93	50,463	0.50		3.34		0.56		3.28		41

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2008 - A	$15.07	$0.31	$(0.37)	$(0.06)	$(0.28)	$—	$(0.28)
2008 - B	15.07	0.25	(0.35)	(0.10)	(0.23)	—	(0.23)
2008 - C	15.07	0.25	(0.37)	(0.12)	(0.22)	—	(0.22)
2008 - Institutional	15.05	0.33	(0.36)	(0.03)	(0.31)	—	(0.31)
2008 - Service	15.04	0.30	(0.37)	(0.07)	(0.27)	—	(0.27)
2008 - IR	15.08	0.32	(0.37)	(0.05)	(0.30)	—	(0.30)
2008 - R	15.08	0.29	(0.37)	(0.08)	(0.27)	—	(0.27)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	14.79	0.26	0.28	0.54	(0.26)	—	(0.26)
2008 - B	14.79	0.22	0.27	0.49	(0.21)	—	(0.21)
2008 - C	14.78	0.21	0.29	0.50	(0.21)	—	(0.21)
2008 - Institutional	14.77	0.28	0.28	0.56	(0.28)	—	(0.28)
2008 - Service	14.76	0.25	0.28	0.53	(0.25)	—	(0.25)
2008 - IR (commenced November 30, 2007)	15.02	0.22	0.06	0.28	(0.22)	—	(0.22)
2008 - R (commenced November 30, 2007)	15.02	0.20	0.06	0.26	(0.20)	—	(0.20)

FOR THE YEARS ENDED OCTOBER 31,

2007 - A	14.64	0.60	0.13	0.73	(0.58)	—	(0.58)
2007 - B	14.64	0.50	0.12	0.62	(0.47)	—	(0.47)
2007 - C	14.63	0.49	0.13	0.62	(0.47)	—	(0.47)
2007 - Institutional	14.63	0.65	0.13	0.78	(0.64)	—	(0.64)
2007 - Service	14.61	0.58	0.13	0.71	(0.56)	—	(0.56)

2006 - A	14.57	0.55	0.08	0.63	(0.56)	— (e)	(0.56)
2006 - B	14.57	0.44	0.08	0.52	(0.45)	— (e)	(0.45)
2006 - C	14.56	0.44	0.08	0.52	(0.45)	— (e)	(0.45)
2006 - Institutional	14.55	0.60	0.09	0.69	(0.61)	— (e)	(0.61)
2006 - Service	14.54	0.53	0.08	0.61	(0.54)	— (e)	(0.54)

2005 - A	15.00	0.43	(0.30)	0.13	(0.39)	(0.17)	(0.56)
2005 - B	15.00	0.30	(0.28)	0.02	(0.28)	(0.17)	(0.45)
2005 - C	14.99	0.31	(0.29)	0.02	(0.28)	(0.17)	(0.45)
2005 - Institutional	14.98	0.46	(0.27)	0.19	(0.45)	(0.17)	(0.62)
2005 - Service	14.98	0.41	(0.31)	0.10	(0.37)	(0.17)	(0.54)

2004 - A	14.88	0.39	0.33	0.72	(0.47)	(0.13)	(0.60)
2004 - B	14.88	0.28	0.32	0.60	(0.35)	(0.13)	(0.48)
2004 - C	14.87	0.28	0.32	0.60	(0.35)	(0.13)	(0.48)
2004 - Institutional	14.85	0.46	0.33	0.79	(0.53)	(0.13)	(0.66)
2004 - Service	14.85	0.37	0.34	0.71	(0.45)	(0.13)	(0.58)

2003 - A	14.95	0.41	0.05	0.46	(0.51)	(0.02)	(0.53)
2003 - B	14.95	0.31	0.04	0.35	(0.40)	(0.02)	(0.42)
2003 - C	14.94	0.31	0.04	0.35	(0.40)	(0.02)	(0.42)
2003 - Institutional	14.93	0.47	0.04	0.51	(0.57)	(0.02)	(0.59)
2003 - Service	14.92	0.41	0.04	0.45	(0.50)	(0.02)	(0.52)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	There were no mortgage dollar roll transactions for the six months ended September 30, 2008. The portfolio turnover rate excluding the effect of mortgage dollar rolls is 119% for the period ended March 31, 2008, 117% for the year ended October 31, 2007 and 690% for the year ended October 31, 2006. Prior years include the effect of mortgage dollar roll transactions, if any.

(d)	Annualized.

(e)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate(c)

$14.73	(0.39)%	$513,219	0.92	%(d)	4.10	%(d)	0.98	%(d)	4.04	%(d)	93%
14.74	(0.69)	46,021	1.67	(d)	3.34	(d)	1.73	(d)	3.28	(d)	93
14.73	(0.77)	31,216	1.67	(d)	3.35	(d)	1.73	(d)	3.29	(d)	93
14.71	(0.22)	291,927	0.58	(d)	4.44	(d)	0.64	(d)	4.38	(d)	93
14.70	(0.47)	74,003	1.08	(d)	3.97	(d)	1.14	(d)	3.91	(d)	93
14.73	(0.33)	10	0.67	(d)	4.31	(d)	0.73	(d)	4.25	(d)	93
14.73	(0.46)	10	1.17	(d)	3.86	(d)	1.23	(d)	3.80	(d)	93

15.07	3.63	512,301	0.90	(d)	4.20	(d)	0.99	(d)	4.11	(d)	161
15.07	3.31	50,078	1.65	(d)	3.46	(d)	1.74	(d)	3.37	(d)	161
15.07	3.37	30,010	1.65	(d)	3.44	(d)	1.74	(d)	3.35	(d)	161
15.05	3.79	300,342	0.56	(d)	4.56	(d)	0.65	(d)	4.47	(d)	161
15.04	3.57	59,449	1.06	(d)	4.03	(d)	1.15	(d)	3.94	(d)	161
15.08	1.85	10	0.66	(d)	4.24	(d)	0.78	(d)	4.12	(d)	161
15.08	1.65	10	1.16	(d)	3.86	(d)	1.28	(d)	3.74	(d)	161

14.79	5.13	434,917	0.94		4.11		1.02		4.03		141
14.79	4.34	49,393	1.69		3.44		1.77		3.36		141
14.78	4.35	22,078	1.69		3.37		1.77		3.29		141
14.77	5.45	323,764	0.58		4.49		0.66		4.41		141
14.76	5.00	45,154	1.08		3.99		1.16		3.91		141

14.64	4.40	432,762	0.95		3.77		1.04		3.68		766
14.64	3.62	18,713	1.70		3.03		1.79		2.94		766
14.63	3.63	16,931	1.70		3.04		1.79		2.95		766
14.63	4.86	146,784	0.58		4.18		0.67		4.09		766
14.61	4.27	23,461	1.08		3.67		1.17		3.58		766

14.57	0.80	729,958	0.97		2.83		1.07		2.73		256
14.57	0.04	24,882	1.72		2.08		1.83		1.97		256
14.56	0.11	18,692	1.72		2.08		1.83		1.97		256
14.55	1.26	60,747	0.58		3.20		0.69		3.08		256
14.54	0.69	16,198	1.08		2.74		1.18		2.64		256

15.00	4.99	494,883	0.98		2.60		1.17		2.41		609
15.00	4.21	32,782	1.73		1.93		1.92		1.74		609
14.99	4.14	20,778	1.73		1.91		1.92		1.72		609
14.98	5.35	69,770	0.58		3.12		0.77		2.93		609
14.98	4.90	9,467	1.08		2.55		1.27		2.36		609

14.88	3.11	358,058	0.99		2.78		1.18		2.59		520
14.88	2.34	44,120	1.74		2.06		1.93		1.87		520
14.87	2.34	23,720	1.74		2.05		1.93		1.86		520
14.85	3.60	151,111	0.59		3.16		0.78		2.97		520
14.85	3.01	10,491	1.09		2.72		1.28		2.53		520

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss)
		investment operations			Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2008 - A	$11.07	$0.47	$(0.92)	$(0.45)	$(0.10)
2008 - C	11.11	0.42	(0.92)	(0.50)	(0.06)
2008 - Institutional	11.11	0.50	(0.94)	(0.44)	(0.12)
2008 - IR	11.09	0.46	(0.90)	(0.44)	(0.11)
2008 - R	11.09	0.44	(0.91)	(0.47)	(0.08)

FOR THE PERIOD ENDED MARCH 31,

2008 - A (commenced August 31, 2007)	10.00	0.27	0.93	1.20	(0.13)
2008 - C (commenced August 31, 2007)	10.00	0.29	0.91	1.20	(0.09)
2008 - Institutional (commenced August 31, 2007)	10.00	0.24	1.02	1.26	(0.15)
2008 - IR (commenced November 30, 2007)	10.56	0.17	0.46	0.63	(0.10)
2008 - R (commenced November 30, 2007)	10.56	0.16	0.45	0.61	(0.08)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

					Ratios assuming no
					expense reductions
				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income	total expenses	income	Portfolio
value, end	Total	period	to average	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets(c)	net assets(c)	net assets(c)	net assets(c)	rate

$10.52	(4.10)%	$47,793	0.67%	8.65%	1.62%	7.70%	27%
10.55	(4.54)	7,542	1.42	7.79	2.37	6.84	27
10.55	(3.93)	36,941	0.33	9.12	1.28	8.17	27
10.54	(3.98)	10	0.42	8.43	1.37	7.48	27
10.54	(4.21)	10	0.92	7.96	1.87	7.01	27

11.07	12.09	20,155	0.67	4.37	4.22	0.82	1
11.11	12.02	3,031	1.42	4.61	4.97	1.06	1
11.11	12.62	11,765	0.32	3.95	3.87	0.40	1
11.09	5.98	11	0.42	4.80	4.68	0.54	1
11.09	5.81	11	0.92	4.31	5.18	0.05	1

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2008 - A	$10.14	$0.16	$(0.04)	$0.12	$(0.18)	$—	$(0.18)
2008 - B	10.10	0.13	(0.04)	0.09	(0.15)	—	(0.15)
2008 - C	10.07	0.13	(0.04)	0.09	(0.14)	—	(0.14)
2008 - Institutional	10.11	0.18	(0.04)	0.14	(0.20)	—	(0.20)
2008 - Service	10.09	0.15	(0.03)	0.12	(0.17)	—	(0.17)
2008 - IR	10.14	0.18	(0.05)	0.13	(0.19)	—	(0.19)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	9.79	0.17	0.34	0.51	(0.16)	—	(0.16)
2008 - B	9.76	0.15	0.32	0.47	(0.13)	—	(0.13)
2008 - C	9.73	0.14	0.33	0.47	(0.13)	—	(0.13)
2008 - Institutional	9.77	0.18	0.33	0.51	(0.17)	—	(0.17)
2008 - Service	9.75	0.16	0.33	0.49	(0.15)	—	(0.15)
2008 - IR (commenced November 30, 2007)	9.91	0.15	0.21	0.36	(0.13)	—	(0.13)

FOR THE YEARS ENDED OCTOBER 31,

2007 - A	9.67	0.37	0.12	0.49	(0.37)	—	(0.37)
2007 - B	9.64	0.32	0.11	0.43	(0.31)	—	(0.31)
2007 - C	9.61	0.30	0.11	0.41	(0.29)	—	(0.29)
2007 - Institutional	9.64	0.41	0.12	0.53	(0.40)	—	(0.40)
2007 - Service	9.63	0.36	0.11	0.47	(0.35)	—	(0.35)

2006 - A	9.65	0.33	0.03	0.36	(0.34)	—	(0.34)
2006 - B	9.62	0.26	0.05	0.31	(0.29)	—	(0.29)
2006 - C	9.59	0.26	0.03	0.29	(0.27)	—	(0.27)
2006 - Institutional	9.63	0.37	0.02	0.39	(0.38)	—	(0.38)
2006 - Service	9.61	0.32	0.03	0.35	(0.33)	—	(0.33)

2005 - A	9.86	0.24	(0.19)	0.05	(0.26)	—	(0.26)
2005 - B	9.83	0.19	(0.20)	(0.01)	(0.20)	—	(0.20)
2005 - C	9.81	0.17	(0.20)	(0.03)	(0.19)	—	(0.19)
2005 - Institutional	9.84	0.29	(0.20)	0.09	(0.30)	—	(0.30)
2005 - Service	9.82	0.23	(0.19)	0.04	(0.25)	—	(0.25)

2004 - A	9.99	0.24	(0.06)	0.18	(0.30)	(0.01)	(0.31)
2004 - B	9.95	0.19	(0.06)	0.13	(0.24)	(0.01)	(0.25)
2004 - C	9.93	0.17	(0.06)	0.11	(0.22)	(0.01)	(0.23)
2004 - Institutional	9.96	0.28	(0.05)	0.23	(0.33)	(0.02)	(0.35)
2004 - Service	9.95	0.22	(0.05)	0.17	(0.29)	(0.01)	(0.30)

2003 - A	10.12	0.35	(0.14)	0.21	(0.34)	—	(0.34)
2003 - B	10.09	0.29	(0.15)	0.14	(0.28)	—	(0.28)
2003 - C	10.07	0.27	(0.14)	0.13	(0.27)	—	(0.27)
2003 - Institutional	10.10	0.39	(0.15)	0.24	(0.38)	—	(0.38)
2003 - Service	10.09	0.34	(0.15)	0.19	(0.33)	—	(0.33)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 40% for the six months ended September 30, 2008, 55% for the period ended March 31, 2008 and 96% for the year ended October 31, 2007. Prior years include the effect of mortgage dollar roll transactions, if any.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate(c)

$10.08	1.19%	$473,109	0.87	%(d)	3.27	%(d)	0.93	%(d)	3.21	%(d)	40%
10.04	0.89	6,590	1.47	(d)	2.66	(d)	1.68	(d)	2.45	(d)	40
10.02	0.92	54,195	1.62	(d)	2.51	(d)	1.68	(d)	2.45	(d)	40
10.05	1.36	707,302	0.53	(d)	3.60	(d)	0.59	(d)	3.54	(d)	40
10.04	1.21	108,153	1.02	(d)	3.00	(d)	1.08	(d)	2.94	(d)	40
10.08	1.32	10	0.62	(d)	3.49	(d)	0.68	(d)	3.43	(d)	40

10.14	5.23	393,830	0.88	(d)	4.11	(d)	0.94	(d)	4.05	(d)	61
10.10	4.88	7,975	1.48	(d)	3.52	(d)	1.69	(d)	3.31	(d)	61
10.07	4.83	40,967	1.63	(d)	3.36	(d)	1.69	(d)	3.30	(d)	61
10.11	5.29	761,654	0.53	(d)	4.44	(d)	0.59	(d)	4.38	(d)	61
10.09	5.08	8,429	1.03	(d)	3.96	(d)	1.09	(d)	3.90	(d)	61
10.14	3.67	10	0.63	(d)	4.30	(d)	0.69	(d)	4.24	(d)	61

9.79	5.25	303,073	0.90		3.85		0.97		3.78		102
9.76	4.65	9,263	1.50		3.26		1.71		3.05		102
9.73	4.51	29,944	1.65		3.10		1.72		3.04		102
9.77	5.77	630,240	0.54		4.23		0.61		4.16		102
9.75	5.14	8,141	1.04		3.68		1.10		3.62		102

9.67	3.84	323,915	0.91		3.35		0.99		3.27		100
9.64	3.24	14,433	1.51		2.73		1.74		2.50		100
9.61	3.09	41,691	1.66		2.59		1.74		2.51		100
9.64	4.13	468,033	0.54		3.72		0.62		3.64		100
9.63	3.72	12,177	1.04		3.22		1.12		3.14		100

9.65	0.50	327,365	0.93		2.50		0.99		2.44		98
9.62	(0.10)	23,602	1.54		1.95		1.74		1.75		98
9.59	(0.35)	57,078	1.69		1.80		1.74		1.75		98
9.63	0.89	517,492	0.54		2.87		0.60		2.81		98
9.61	0.39	13,009	1.04		2.38		1.10		2.32		98

9.86	1.81	321,863	0.94		2.41		1.00		2.35		249
9.83	1.31	38,526	1.54		1.85		1.75		1.64		249
9.81	1.16	90,317	1.69		1.71		1.75		1.65		249
9.84	2.33	382,008	0.54		2.79		0.60		2.73		249
9.82	1.72	11,047	1.04		2.22		1.10		2.16		249

9.99	2.11	317,379	0.95		3.46		1.01		3.40		184
9.95	1.41	50,580	1.55		2.87		1.76		2.66		184
9.93	1.26	130,087	1.70		2.71		1.76		2.65		184
9.96	2.43	415,210	0.55		3.86		0.61		3.80		184
9.95	1.92	6,156	1.05		3.36		1.11		3.30		184

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operation
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2008 - A	$9.14	$0.16	$(0.13)	$0.03	$(0.17)
2008 - Institutional	9.14	0.17	(0.12)	0.05	(0.19)
2008 - Service	9.18	0.15	(0.12)	0.03	(0.17)
2008 - IR	9.14	0.17	(0.13)	0.04	(0.18)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	9.28	0.15	(0.12)	0.03	(0.17)
2008 - Institutional	9.28	0.16	(0.12)	0.04	(0.18)
2008 - Service	9.32	0.15	(0.13)	0.02	(0.16)
2008 - IR (commenced November 30, 2007)	9.26	0.12	(0.10)	0.02	(0.14)

FOR THE YEARS ENDED OCTOBER 31,

2007 - A	9.27	0.36	0.10	0.46	(0.45)
2007 - Institutional	9.27	0.39	0.10	0.49	(0.48)
2007 - Service	9.31	0.35	0.09	0.44	(0.43)

2006 - A	9.27	0.32	0.05	0.37	(0.37)
2006 - Institutional	9.28	0.35	0.05	0.40	(0.41)
2006 - Service	9.31	0.31	0.05	0.36	(0.36)

2005 - A	9.33	0.20	(0.01)	0.19	(0.25)
2005 - Institutional	9.34	0.23	— (e)	0.23	(0.29)
2005 - Service	9.37	0.19	(0.01)	0.18	(0.24)

2004 - A	9.47	0.19	(0.04)	0.15	(0.29)
2004 - Institutional	9.48	0.23	(0.04)	0.19	(0.33)
2004 - Service	9.50	0.18	(0.03)	0.15	(0.28)

2003 - A	9.66	0.24	(0.11)	0.13	(0.32)
2003 - Institutional	9.68	0.28	(0.12)	0.16	(0.36)
2003 - Service	9.69	0.23	(0.11)	0.12	(0.31)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	There were no mortgage dollar roll transactions for the six months ended September 30, 2008. The portfolio turnover rate excluding the effect of mortgage dollar rolls is 10% for the period ended March 31, 2008 and 78% for the year ended October 31, 2007. Prior years include the effect of mortgage dollar roll transactions, if any.

(d)	Annualized.

(e)	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate(c)

$9.00	0.36%	$115,453	0.82	%(d)	3.51	%(d)	0.87	%(d)	3.46	%(d)	58%
9.00	0.64	283,736	0.48	(d)	3.80	(d)	0.53	(d)	3.75	(d)	58
9.04	0.27	3,570	0.98	(d)	3.34	(d)	1.03	(d)	3.29	(d)	58
9.00	0.48	10	0.57	(d)	3.73	(d)	0.62	(d)	3.68	(d)	58

9.14	0.31	90,398	0.81	(d)	3.94	(d)	0.87	(d)	3.88	(d)	28
9.14	0.46	422,242	0.47	(d)	4.26	(d)	0.53	(d)	4.20	(d)	28
9.18	0.25	3,620	0.98	(d)	3.81	(d)	1.04	(d)	3.75	(d)	28
9.14	0.20	10	0.57	(d)	3.93	(d)	0.60	(d)	3.90	(d)	28

9.28	5.02	106,648	0.85		3.86		0.89		3.82		94
9.28	5.41	406,895	0.49		4.22		0.53		4.18		94
9.32	4.86	3,590	0.99		3.68		1.02		3.64		94

9.27	4.20	122,379	0.86		3.46		0.91		3.41		57
9.27	4.36	317,956	0.49		3.83		0.54		3.78		57
9.31	3.93	17,478	0.99		3.32		1.04		3.27		57

9.27	1.98	190,210	0.89		2.20		0.89		2.20		71
9.28	2.49	584,628	0.49		2.59		0.50		2.58		71
9.31	1.97	42,642	0.99		2.06		1.00		2.05		71

9.33	1.61	373,650	0.88		2.12		0.88		2.12		103
9.34	2.02	1,158,844	0.48		2.49		0.48		2.49		103
9.37	1.61	53,241	0.98		1.95		0.98		1.95		103

9.47	1.40	768,910	0.86		2.55		0.86		2.55		102
9.48	1.69	1,967,845	0.46		2.95		0.46		2.95		102
9.50	1.29	67,480	0.96		2.43		0.96		2.43		102

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses (Unaudited) — Six Month Period Ended September 30, 2008

As a shareholder of Class A, Class B, Class C, Institutional, Administration, Service, Class IR or Class R Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Administration, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2008 through September 30, 2008.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Income Fund				Government Income Fund				Inflation Protected Securities Fund				Short Duration Government Fund				Ultra-Short Duration Government Fund
				Expenses				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	4/1/08	9/30/08		9/30/08*	4/1/08	9/30/08		9/30/08*	4/1/08	9/30/08		9/30/08*	4/1/08	9/30/08		9/30/08*	4/1/08	9/30/08		9/30/08*
Class A
Actual	$1,000	$996.90		$2.89	$1,000	$996.10		$4.58	$1,000	$959.00		$3.30	$1,000	$1,011.90		$4.38	$1,000	$1,003.60		$4.11
Hypothetical 5% return	1,000	1,022.17	+	2.93	1,000	1,020.48	+	4.64	1,000	1,021.70	+	3.41	1,000	1,020.71	+	4.40	1,000	1,020.96	+	4.15

Class B
Actual	1,000	994.20		6.65	1,000	993.10		8.32	N/A	N/A		N/A	1,000	1,008.90		7.39	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,018.40	+	6.73	1,000	1,016.72	+	8.42	N/A	N/A		N/A	1,000	1,017.71	+	7.43	N/A	N/A		N/A

Class C
Actual	N/A	N/A		N/A	1,000	992.30		8.32	1,000	954.60		6.97	1,000	1,009.20		8.15	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,016.72	+	8.42	1,000	1,017.94	+	7.19	1,000	1,016.96	+	8.18	N/A	N/A		N/A

Institutional
Actual	1,000	998.60		1.20	1,000	997.80		2.88	1,000	960.70		1.63	1,000	1,013.63		2.66	1,000	1,006.40		2.39
Hypothetical 5% return	1,000	1,023.87	+	1.21	1,000	1,022.18	+	2.92	1,000	1,023.41	+	1.68	1,000	1,022.42	+	2.68	1,000	1,022.69	+	2.41

Administration
Actual	1,000	998.40		2.46	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,022.61	+	2.49	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

Service
Actual	N/A	N/A		N/A	1,000	995.30		5.39	N/A	N/A		N/A	1,000	1,012.10		5.17	1,000	1,002.70		4.91
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,019.67	+	5.45	N/A	N/A		N/A	1,000	1,019.93	+	5.19	1,000	1,020.16	+	4.96

Class IR
Actual	N/A	N/A		N/A	1,000	996.70		3.35	1,000	960.20		2.16	1,000	1,013.20		3.16	1,000	1,004.80		2.92
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,025.07	+	3.40	1,000	1,025.07	+	2.23	1,000	1,025.07	+	3.18	1,000	1,025.07	+	2.95

Class R
Actual	N/A	N/A		N/A	1,000	995.40		5.84	1,000	957.90		4.50	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,019.21	+	5.91	1,000	1,020.48	+	4.64	N/A	N/A		N/A	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2008. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Administration	Service	Class IR	Class R

Enhanced Income	0.58%	1.33%	N/A	0.24%	0.49%	N/A	N/A	N/A
Government Income	0.92	1.67	1.67%	0.58	N/A	1.08%	0.67%	1.17%
Inflation Protected Securities	0.67	N/A	1.42	0.33	N/A	N/A	0.42	0.92
Short Duration Government	0.87	1.47	1.62	0.53	N/A	1.02	0.62	N/A
Ultra-Short Duration Government	0.82	N/A	N/A	0.48	N/A	0.98	0.57	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background
The Goldman Sachs Enhanced Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Short Duration Government Fund and Goldman Sachs Ultra-Short Duration Government Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) with respect to the Funds.
The Management Agreements were most recently approved for continuation until June 30, 2009 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 18, 2008 (the “Annual Contract Meeting”).
To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Funds’ investment performance, expenses and other matters discussed at regularly scheduled Board meetings, the Trustees have established a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 12, 2007, February 6, 2008 and May 21, 2008. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreements including: (a) the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates; (b) the Funds’ investment performance; (c) the Funds’ management fee arrangements; (d) the Investment Adviser’s undertakings to reimburse certain fees and expenses of the Funds that exceed specified levels and the estimated annualized savings realized by the Funds from those undertakings; (e) potential economies of scale and the levels of breakpoints in the fees payable by the Funds under the Management Agreements; (f) the relative expense levels of the Funds as compared to those of comparable funds; (g) data relating to the Investment Adviser’s profitability with respect to the Trust and each of the Funds; (h) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (i) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Funds; (j) recently proposed changes to the expense cap arrangements, and proposed amendments to the management fee schedules to further reduce the fee rates charged on assets above specified levels; (k) capacity issues related to the Funds; (l) information on the advisory fees charged to institutional accounts by the Investment Adviser; (m) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Funds; (n) the current pricing and profitability of the Funds’ transfer agent; and (o) the nature and quality of the services provided by the Funds’ unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to those service providers.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) the quality of the Investment Adviser’s services; (b) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (c) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the credit department, the fund controllers group, the tax group, the product services group, the valuation oversight group, the risk management and analysis group, the business planning team and the technology group; (d) the Investment Adviser’s business continuity and disaster recovery planning; (e) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (f) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, distribution and other services; (g) the terms of the Management Agreements and agreements with other service providers entered into by the Trust on behalf of the Funds; (h) the administrative services provided under the Management Agreements, including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers, including the custodian and fund accounting agent; (i) portfolio trading related issues; and (j) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to the Trust and each Fund, and each Fund’s investment performance, fees and expenses, including each Fund’s expense trends over time and existing and proposed breakpoints in the fee rates payable under the Management Agreements.
In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended sessions at which they reviewed information regarding the Funds’ assets, sales and redemptions, and the payment of Rule 12b-1 distribution and service fees by the Funds and non-Rule 12b-1 shareholder service and administration fees by certain of the Funds’ Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares; portfolio manager ownership of Fund shares; portfolio manager compensation, the alignment of the interests of the Funds and the portfolio managers and related potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.
The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for all of the Funds and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreements as they applied to each Fund.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

In evaluating the Management Agreements at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreements, including: (a) information on the investment performance of the Funds in comparison to the performance of similar mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with copies of disclosure materials regarding the Funds and their expenses, as well as information on the Funds’ competitive universe and discussed the broad range of other investment choices that are available to Fund investors.

Nature, Extent and Quality of the Services Provided Under the Management Agreements
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Funds and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Independent Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

Investment Performance
The Independent Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund (with the exception of the Inflation Protected Securities Fund, which commenced operations in 2007) to the performance of other similar SEC-registered funds and to rankings and ratings compiled by the Outside Data Provider. The Independent Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. This information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ended December 31, 2007, to the extent that each Fund had been in existence for those periods. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies, credit and duration parameters, as well as in light of periodic analyses of its quality and risk profile. The Independent Trustees also considered whether the Funds had operated within their investment policies, and their record of compliance with their investment limitations. The Trustees noted that the Inflation Protected Securities Fund commenced operations in 2007 and had provided a satisfactory level of performance to investors in light of its investment policies and prevailing market conditions. The Trustees believed that each of the other Funds had provided investment performance within a competitive range for long-term investors, and that the Investment Adviser’s continued management would benefit each Fund and its shareholders.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Costs of Services Provided and Competitive Information
The Independent Trustees considered the contractual fee rates payable by each Fund under the Management Agreements. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history (or, in the case of Funds that commenced investment operations within a shorter period, since the year in which it commenced operations), comparing each Fund’s expenses to the category averages. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer groups and peer group medians. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.
In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels and to waive a portion of its management fee payable by the Enhanced Income Fund and Inflation Protected Securities Fund, and the voluntary undertaking of Goldman, Sachs & Co. (“Goldman Sachs”) to waive a portion of the Rule 12b-1 fees payable by the Short Duration Government Fund’s Class B Shares. They also considered comparative fee information for services provided by the Investment Adviser to institutional accounts and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally required fewer services from the Investment Adviser, were less time-intensive and paid lower fees.
The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders may be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and expense allocation methodologies, as well as the report of an independent registered public accounting firm regarding the mathematical accuracy and conformity to the Investment Adviser’s allocation methodologies of the Investment Adviser’s schedule of revenues and expenses. Profitability data for the Trust and each Fund were provided for 2007 and 2006 (2007 only for the Inflation Protected Securities Fund), and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Economies of Scale
The Independent Trustees also considered the breakpoints in the fee rate payable under the Management Agreements for each of the Funds at the following annual percentages of the average daily net assets of the Funds:

	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $3 Billion	Over $8 Billion

Enhanced Income Fund	0.25%	0.23%	0.22%	0.22%	0.22%
Government Income Fund	0.54%	0.49%	0.47%	0.46%	0.45%
Inflation Protected Securities Fund	0.33%	0.30%	0.28%	0.27%	0.26%
Short Duration Government Fund	0.50%	0.45%	0.43%	0.42%	0.41%
Ultra-Short Duration Government Fund	0.40%	0.36%	0.34%	0.33%	0.32%

The breakpoints at the $5 and $8 billion asset levels were considered by the Independent Trustees at the May Committee meeting and were approved by the Trustees at the Annual Contract Meeting. These additional breakpoints had been proposed by the Investment Adviser to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. In approving these fee breakpoints, the Independent Trustees considered the Investment Adviser’s potential economies of scale in managing each Fund, and whether the Funds and their shareholders were participating in the benefits of those economies. In this regard, the Independent Trustees considered the amounts of assets in the Funds; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds; and the Investment Adviser’s voluntary undertakings to limit fees and “other expenses” to certain amounts. Upon reviewing these matters at the Annual Contract Meeting in 2008, the Independent Trustees concluded that the fee breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates
The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; and (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds.

Other Benefits to the Funds and Their Shareholders
The Independent Trustees also noted that the Funds receive certain other benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing and pricing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantage received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; and (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization.

Conclusion
In connection with their consideration of the Management Agreements, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels, and that the Management Agreements should be approved and continued with respect to each Fund until June 30, 2009.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $758 billion in assets under management as of September 30, 2008 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1]
Fixed Income
▪■ Enhanced Income Fund
▪■ Ultra-Short Duration
Government Fund
▪■ Short Duration Government
Fund
▪■ Short Duration Tax-Free Fund
▪■ California AMT-Free
Municipal Fund
▪■ New York AMT-Free
Municipal Fund
▪■ Municipal Income Fund
▪■ Government Income Fund
▪■ Inflation Protected Securities
Fund
▪■ U.S. Mortgages Fund
▪■ Core Fixed Income Fund
▪■ Core Plus Fixed Income Fund
▪■ Investment Grade Credit Fund
▪■ Global Income Fund
▪■ High Yield Municipal Fund
▪■ High Yield Fund
▪■ Emerging Markets Debt Fund
▪■ Local Emerging Markets
Debt Fund

Domestic Equity
▪■ Balanced Fund
▪■ Growth and Income Fund
▪■ Structured Large Cap Value Fund
▪■ Large Cap Value Fund
▪■ Structured U.S. Equity Fund
▪■ Structured U.S. Equity Flex Fund
▪■ Structured Large Cap
Growth Fund
▪■ Capital Growth Fund
▪■ Strategic Growth Fund
▪■ All Cap Growth Fund
▪■ Concentrated Growth Fund
▪■ Tollkeeper FundSM
▪■ Mid Cap Value Fund
▪■ Growth Opportunities Fund
▪■ Small/Mid Cap Growth Fund
▪■ Structured Small Cap Equity Fund
▪■ Structured Small Cap Value Fund
▪■ Structured Small Cap
Growth Fund
▪■ Small Cap Value Fund

Fund of Funds[2]▪■ Asset Allocation Portfolios
▪■ Income Strategies Portfolio
▪■ Satellite Strategies Portfolio
▪■ Enhanced Dividend Global Equity Portfolio
▪■ Tax-Advantaged Global Equity Portfolio

Retirement Strategies[2]
International Equity
▪■ Structured International Equity Fund
▪■ Structured International Equity Flex Fund
▪■ Strategic International Equity Fund
▪■ Concentrated International Equity Fund
▪■ Structured International Small Cap Fund
▪■ International Small Cap Fund
▪■ Asia Equity Fund
▪■ Structured Emerging Markets Equity Fund
▪■ Emerging Markets Equity Fund
▪■ Concentrated Emerging Markets
Equity Fund
▪■ BRIC Fund (Brazil, Russia, India, China)

Specialty[2]▪■ U.S. Equity Dividend and Premium Fund
▪■ International Equity Dividend and Premium Fund
▪■ Structured Tax-Managed Equity Fund
▪■ Structured International Tax-Managed
Equity Fund
▪■ Real Estate Securities Fund
▪■ International Real Estate Securities Fund
▪■ Commodity Strategy Fund
▪■ Absolute Return Tracker Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Fund of Funds, Retirement Strategies or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. The economic and market forecasts presented herein have been generated by GSAM for informational purposes as of the date of this presentation. They are based on proprietary models and there can be no assurance that the forecasts will be achieved.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2008 Goldman, Sachs & Co. All rights reserved. 08-16386.MF SDTFISAR/48.8K/10-08

ITEM 2.	CODE OF ETHICS.

(a)	The information required by this Item is only required in an annual report on this Form N-CSR.

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the Semi-Annual Report to Stockholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Goldman Sachs Trust's Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant's Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 5, 2008

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	December 5, 2008